State Street Research
Capital Appreciation Fund
Equity Investment Fund
Equity Income Fund


Prospectus--November 1, 1996


   STATE STREET RESEARCH CAPITAL APPRECIATION FUND (the "Capital Appreciation Fund" or the "Fund") seeks to achieve maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations. Current income is not a consideration in the selection of investments for the Fund. The Fund may engage in short-term trading of portfolio securities. See page 12.

   STATE STREET RESEARCH EQUITY INVESTMENT FUND (the "Equity Investment Fund" or the "Fund") seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth. See page 12.


   STATE STREET RESEARCH EQUITY INCOME FUND (the "Equity Income Fund" or the "Fund") seeks to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in securities convertible into common stocks. The Fund has authority to invest from time to time in lower rated fixed income securities. See page 12.

   State Street Research & Management Company serves as investment adviser for the Funds (the "Investment Manager"). As of August 31, 1996, the Investment Manager had assets of approximately $39.3 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Funds.


   Shareholders may have their shares redeemed directly by the Funds at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that a Fund will achieve its investment objective. The net asset value of a share of a Fund will fluctuate as market conditions change.


   This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated November 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Funds at the address indicated on the back cover or by calling 1-800-562-0032.


   Each Fund is a diversified series of State Street Research Equity Trust (the "Trust"), an open-end management investment company.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                Page

Table of Expenses ................................. 2
Financial Highlights .............................. 6
The Funds' Investments ............................12
Limiting Investment Risk ..........................16
Purchase of Shares ................................16
Redemption of Shares ..............................25
Shareholder Services ..............................27
The Funds and Their Shares ........................31
Management of the Funds ...........................32
Dividends and Distributions; Taxes ................33
Calculation of Performance Data ...................34
Appendix--Description of Debt/Bond Ratings ........36

The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

                              Table of Expenses

                               Class A      Class B      Class C      Class D
Shareholder Transaction
Expenses (1)
Maximum Sales Charge
  Imposed on Purchases (as
  a percentage of offering
  price)                        4.5%         None         None         None
Maximum Sales Charge
  Imposed on Reinvested
  Dividends (as a
  percentage of offering
  price)                        None         None         None         None
Maximum Deferred Sales
  Charge (as a percentage
  of original purchase
  price or redemption
  proceeds, as applicable)      None(2)         5%        None            1%
Redemption Fees (as a
  percentage of amount
  redeemed,
  if applicable)                None         None         None         None
Exchange Fee                    None         None         None         None

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

Capital Appreciation Fund
                          Class A    Class B   Class C    Class D
 ----------------------- ---------  ---------  --------- ----------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees              0.75%     0.75%     0.75%     0.75%
12b-1 Fees                   0.25%     1.00%     None      1.00%
Other Expenses               0.40%     0.40%     0.40%     0.40%
                         ---------  ---------  --------- ----------
  Total Fund Operating
  Expenses                   1.40%     2.15%     1.15%     2.15%
                         =========  =========  ========= ==========

Equity Investment Fund
                          Class A    Class B   Class C    Class D
 ----------------------- ---------  ---------  --------- ----------
Annual Fund Operating
Expenses
 (as a percentage of
 average net assets)
Management Fees              0.65%     0.65%     0.65%     0.65%
12b-1 Fees                   0.25%     1.00%     None      1.00%
Other Expenses               0.77%     0.77%     0.77%     0.77%
 Less Voluntary
  Reduction                 (0.42%)   (0.42%)   (0.42%)   (0.42%)
                         ---------  ---------  --------- ----------
  Total Fund Operating
  Expenses
   (after voluntary
   reduction)                1.25%     2.00%     1.00%     2.00%
                         =========  =========  ========= ==========

Equity Income Fund
                          Class A    Class B   Class C    Class D
 ----------------------- ---------  ---------  --------- ----------
Annual Fund Operating
Expenses
 (as a percentage of
 average net assets)
Management Fees              0.65%     0.65%     0.65%     0.65%
12b-1 Fees                   0.25%     1.00%     None      1.00%
Other Expenses               0.62%     0.62%     0.62%     0.62%
 Less Voluntary
  Reduction                 (0.27%)   (0.27%)   (0.27%)   (0.27%)
                         ---------  ---------  --------- ----------
  Total Fund Operating
  Expenses
   (after voluntary
   reduction)                1.25%     2.00%     1.00%     2.00%
                         =========  =========  ========= ==========

                                   Example:

   You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

Capital Appreciation Fund  1 Year 3 Years    5 Years    10 Years
----------------------  --------  --------- --------- -----------
 Class A shares           $59       $87       $118        $205
 Class B shares (1)       $72       $97       $135        $229
 Class C shares           $12       $37       $ 63        $140
 Class D shares           $32       $67       $115        $248

Equity Investment Fund  1 Year    3 Years    5 Years    10 Years
----------------------  --------  --------- --------- -----------
 Class A shares           $57       $83       $111        $189
 Class B shares (1)       $70       $93       $128        $213
 Class C shares           $10       $32       $ 55        $122
 Class D shares           $30       $63       $108        $233

Equity Income Fund      1 Year    3 Years    5 Years    10 Years
----------------------  --------  --------- --------- -----------
 Class A shares           $57       $83       $111        $189
 Class B shares (1)       $70       $93       $128        $213
 Class C shares           $10       $32       $ 55        $122
 Class D shares           $30       $63       $108        $233

   You would pay the following expenses on the same investment, assuming no redemption:

Capital Appreciation Fund  1 Year 3 Years    5 Years    10 Years
----------------------  --------  --------- --------- -----------
 Class B shares (1)       $22       $67       $115        $229
 Class D shares           $22       $67       $115        $248

Equity Investment Fund  1 Year    3 Years    5 Years    10 Years
----------------------  --------  --------- --------- -----------
 Class B shares (1)       $20       $63       $108        $213
 Class D shares           $20       $63       $108        $233

Equity Income Fund      1 Year    3 Years    5 Years    10 Years
----------------------  --------  --------- --------- -----------
 Class B shares (1)       $20       $63       $108        $213
 Class D shares           $20       $63       $108        $233

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experiences with expenses during the fiscal year ended June 30, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Funds"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."


   The Equity Investment Fund and the Equity Income Fund have been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to such Funds. For the fiscal year ended June 30, 1996, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class D shares, respectively, would have been 1.67%, 2.42%, 1.42% and 2.42% of the Equity Investment Fund, and 1.52%, 2.27%, 1.27% and 2.27% of the Equity Income Fund, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.42% and 0.27% for each class of shares of the Equity Investment Fund and the Equity Income Fund, respectively. The Equity Investment Fund and the Equity Income Fund expect the subsidization of fees or expenses to continue in the current year, although they cannot give complete assurance that such assistance will be received.

Financial Highlights


The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their reports thereon for the latest five years are included in the Statement of Additional Information. For further information about the performance of the Funds, see "Financial Statements" in the Statement of Additional Information.


Capital Appreciation Fund
                                           Class A
                        ----------------------------------------------

                                     Year ended June 30
                        ----------------------------------------------
                         1996**      1995**       1994        1993
                       ----------- ----------- ----------------------
Net asset value,
  beginning of year      $ 11.52     $  9.11     $ 10.42     $  8.33
Net investment income
  (loss)*                   (.10)       (.09)       (.04)       (.05)
Net realized and
  unrealized gain
  (loss) on
  investments               2.63        2.95         .09        2.81
Dividends from net
  investment income        --          --          --          --
Dividends in excess of
  net investment
  income                   --          --          --          --
Distributions from net
  realized gains           (1.29)       (.45)      (1.36)       (.67)

                       ----------- ----------- ----------------------
Net asset value, end
  of year                $ 12.76     $ 11.52     $  9.11     $ 10.42
                       =========== =========== ======================
Total return               23.87%+     32.56%+     (0.28%)+    35.78%+
Net assets at end of
  year (000s)           $395,050    $296,471    $231,356    $183,886
Ratio of operating
  expenses to average
  net assets*               1.40%       1.55%       1.50%       1.50%
Ratio of net
  investment income
  (loss) to average
  net assets*              (0.79)%     (0.87)%     (0.81)%     (0.63)%
Portfolio turnover
  rate                    279.55%     217.28%     147.73%     135.17%
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year                 --        $  0.03     $  0.02     $  0.01

                                                                                 August 25, 1986
                                                                                (Commencement of
                                                                                   Operations)
                                                                                        to
                          1992        1991        1990      1989        1988      June 30, 1987
                       ----------- -----------  --------- --------- -----------  ----------------
Net asset value,
  beginning of year      $  6.55     $  6.70    $  6.46    $  5.49    $  5.93        $  4.66
Net investment income
  (loss)*                   (.05)       (.01)       .02        .02        .04            .01
Net realized and
  unrealized gain
  (loss) on
  investments               1.83        (.12)      1.04        .96       (.23)          1.27
Dividends from net
  investment income        --           (.01)      (.02)      (.01)      (.04)          (.01)
Dividends in excess of
  net investment
  income                   --           (.01)     --         --         --             --
Distributions from net
  realized gains           --          --          (.80)     --          (.21)         --

                       ----------- -----------  --------- --------- -----------  ----------------
Net asset value, end
  of year                $  8.33     $  6.55    $  6.70    $  6.46    $  5.49        $  5.93
                       =========== ===========  ========= ========= ===========  ================
Total return               27.03%+     (1.69)%+   17.25%+    18.08%+    (3.43)%+       27.70%++
Net assets at end of
  year (000s)           $116,687     $62,898    $59,093    $33,872    $29,757        $23,672
Ratio of operating
  expenses to average
  net assets*               1.50%       1.50%      1.50%      1.50%      1.50%          1.50%++
Ratio of net
  investment income
  (loss) to average
  net assets*              (0.71)%     (0.13)%     0.39%      0.29%      0.77%          0.31%++
Portfolio turnover
  rate                    128.10%     245.55%    238.94%    223.19%    330.50%        200.56%
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year               $  0.01     $  0.03    $  0.02    $  0.04    $  0.04        $  0.04

 **Per-share figures have been calculated using the average shares method.

 ++Annualized.


  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower for each of the years in the nine year period ended June 30, 1995 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.


+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Capital Appreciation Fund

                                                        Class B                       June 1, 1993
                                           ---------------------------------         (Commencement)
                                                                                     of Share Class
                                                  Year ended June 30                 (Designations)
                                           ---------------------------------               to
                                             1996**     1995**       1994            June 30, 1993
                                          -----------  --------- -----------         --------------
Net asset value, beginning of year          $ 11.38     $  9.05    $ 10.41              $ 10.44
Net investment income (loss)*                  (.22)       (.15)      (.06)                (.00)
Net realized and unrealized gain (loss)
  on investments                               2.62        2.93        .06                 (.03)
Dividends from net investment income          --          --         --                   --
Dividends in excess of net investment
  income                                      --          --         --                   --
Distributions from net realized gains         (1.29)       (.45)     (1.36)               --
                                          -----------  --------- -----------           -----------
Net asset value, end of year                $ 12.49     $ 11.38    $  9.05              $ 10.41
                                          ===========  ========= ===========           ===========
Total return                                  22.97%+     31.86%+    (0.83)%+             (0.29)%+++
Net assets at end of year (000s)           $172,213    $93,088     $49,236               $2,790
Ratio of operating expenses to average
  net assets*                                  2.15%       2.15%      2.00%                2.00%++
Ratio of net investment income (loss) to
  average net assets*                         (1.53)%     (1.47%)    (1.29)%              (0.95)%++
Portfolio turnover rate                      279.55%     217.28%    147.73%              135.17%
*Reflects voluntary assumption of fees
 or expenses per share in each year           --        $  0.02    $  0.02              $  0.00

                                                            Class C
                                                 ---------------------------------
                                                                                    June 1, 1993
                                                        Year ended June 30          (Commencement
                                                                                   of Share Class
                                                 ---------------------------------  Designations)
                                                                                          to
                                                   1996**      1995**      1994     June 30, 1993
                                                 -------------------------------------------------
Net asset value, beginning of year                $ 11.64     $  9.16     $ 10.42      $ 10.44
Net investment income (loss)*                        (.08)       (.05)       (.02)         .00
Net realized and unrealized gain (loss)
  on investments                                     2.67        2.98         .12         (.02)
Dividends from net investment income                --          --          --           --
Dividends in excess of net investment
  income                                            --          --          --           --
Distributions from net realized gains               (1.29)       (.45)      (1.36)       --
                                                ----------- -----------  ---------  ---------------
Net asset value, end of year                      $ 12.94     $ 11.64     $  9.16      $ 10.42
                                                =========== ===========  =========  ===============
Total return                                        24.28%+     33.06%+      0.25%+      (0.19)%+++
Net assets at end of year (000s)                 $167,624    $106,675     $62,662      $37,826
Ratio of operating expenses to average
  net assets*                                        1.15%       1.15%       1.00%        1.00%++
Ratio of net investment income (loss) to
  average net assets*                               (0.54)%     (0.46)%     (0.30)%       0.50%++
Portfolio turnover rate                            279.55%     217.28%     147.73%      135.17%
*Reflects voluntary assumption of fees
 or expenses per share in each year                 --        $  0.02     $  0.02      $  0.00

                                                          Class D
                                     -------------------------------------------------
                                                                         June 1, 1993
                                             Year ended June 30         (Commencement
                                                                        of Share Class
                                      --------------------------------  Designations)
                                                                              to
                                       1996**     1995**      1994      June 30, 1993
                                     -------------------------------------------------
Net asset value, beginning of year     $ 11.41     $ 9.07    $ 10.41       $ 10.44
Net investment income (loss)*             (.21)      (.15)      (.07)         (.01)
Net realized and unrealized gain
(loss) on investments                     2.61       2.94        .09          (.02)
Dividends from net investment income     --         --         --            --
Dividends in excess of net
investment income                        --         --         --            --
Distributions from net realized
gains                                    (1.29)      (.45)     (1.36)        --
                                      ---------  --------- -----------  ---------------
Net asset value, end of year           $ 12.52     $11.41    $  9.07       $ 10.41
                                      =========  ========= ===========  ===============
Total return                             23.03%+    31.79%+    (0.61)%+      (0.29)%+++
Net assets at end of year (000s)        $7,120     $4,061      $2,201         $623
Ratio of operating expenses to
average net assets*                       2.15%      2.15%      2.00%         2.00%++
Ratio of net investment income
(loss) to average net assets*            (1.54)%    (1.47)%    (1.29)%       (1.10)%++
Portfolio turnover rate                 279.55%    217.28%    147.73%       135.17%

  *Reflects voluntary assumption of
   fees or expenses per share in
   each year                             --       $  0.02    $  0.02       $  0.00

 **Per-share figures have been calculated using the average shares method.

 ++Annualized.


  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower for each of the years in the nine year period ended June 30, 1995 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.


+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
   Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Equity Investment Fund

                                                  Class A
                                  ------------------------------------------
                                             Year ended June 30
                                  ------------------------------------------
                                   1996**    1995**      1994       1993
                                  --------- ---------  --------- ----------
Net asset value, beginning of
  year                             $14.28    $12.44     $14.52     $13.16
Net investment income                 .12       .08        .01        .04
Net realized and unrealized
  gain (loss) on investments         3.38      2.14        .18       2.48
Dividends from net investment
  income                             (.11)     (.05)     --          (.04)
Distributions from net realized
  gains                              (.63)     (.33)     (2.27)     (1.12)
                                  --------- ---------  --------- ----------
Net asset value, end of year       $17.04    $14.28     $12.44     $14.52
                                  ========= =========  ========= ==========
Total return                        25.33%+   18.34%+     0.93%+    20.37%+
Net assets at end of year
  (000s)                          $39,300   $31,174    $29,821    $26,933
Ratio of operating expenses to
  average net assets*                1.25%     1.42%      1.50%      1.50%
Ratio of net investment income
  (loss) to average net assets*      0.79%     0.64%      0.08%      0.23%
Portfolio turnover rate             44.44%    47.93%     62.93%     92.35%
*Reflects voluntary assumption
 of fees or expenses per share
 in each year                      $ 0.03    $ 0.06     $ 0.04     $ 0.02

                                                                                     August 25,
                                                                                        1986
                                                                                  (Commencement
                                                                                         of
                                                                                    Operations)
                                                                                         to
                            1992       1991       1990       1989       1988      June 30, 1987
                        ----------  ----------- ---------  --------- -----------  ---------------
Net asset value,
  beginning of year        $11.19     $12.15     $10.83     $ 9.70     $ 11.33       $  9.31
Net investment income         .05        .14        .22        .33         .28           .20
Net realized and
  unrealized gain (loss)
  on investments             1.99       (.89)      1.54       1.16        (.99)         1.94
Dividends from net
  investment income          (.07)      (.19)      (.29)      (.31)       (.22)         (.12)
Distributions from net
  realized gains            --          (.02)      (.15)      (.05)       (.70)        --
                        ----------  ----------- ---------  --------- -----------  ---------------
Net asset value, end of
  year                     $13.16     $11.19     $12.15     $10.83     $  9.70       $ 11.33
                        ==========  =========== =========  ========= ===========  ===============
Total return                18.27%+    (6.10)%+   16.54%+    15.87%+     (6.87)%+      23.14%+++
Net assets at end of
  year (000s)             $48,473    $35,733    $35,647    $24,066     $25,197       $22,210
Ratio of operating
  expenses to average
  net assets*                1.50%      1.50%      1.50%      1.50%       1.50%         1.50%++
Ratio of net investment
  income (loss) to
  average net assets*        0.43%      1.29%      1.99%      3.17%       2.92%         2.57%++
Portfolio turnover rate     81.89%     72.03%     43.22%     98.70%     175.30%       118.70%
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year                 $ 0.02     $ 0.03     $ 0.04     $ 0.05     $  0.05       $  0.05

 **Per-share figures have been calculated using the average shares method.

 ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Equity Investment Fund

                                                        Class B                    June 1, 1993
                                            -------------------------------       (Commencement)
                                                                                  of Share Class
                                                  Year ended June 30               Designations)
                                            -------------------------------              to
                                             1996**     1995**      1994           June 30, 1993
                                            ---------  --------- ----------       ---------------
Net asset value, beginning of year           $14.16     $12.36     $14.51             $14.78
Net investment income (loss)*                   .01        .01       (.02)               .00
Net realized and unrealized gain (loss) on
  investments                                  3.34       2.12        .14               (.26)
Dividends from net investment income          --         --         --                  (.01)
Distributions from net realized gains          (.63)      (.33)     (2.27)             --
                                            ---------  --------- ----------         -----------
Net asset value, end of year                 $16.88     $14.16     $12.36             $14.51
                                            =========  ========= ==========         ===========
Total return                                  24.39%+    17.70%+     0.37%+            (1.77)%+++
Net assets at end of year (000s)            $13,129     $5,933     $4,029                $663
Ratio of operating expenses to average net
  assets*                                      2.00%      2.00%      2.00%              2.00%++
Ratio of net investment income (loss) to
  average net assets*                          0.05%      0.08%     (0.39)%             0.03%++
Portfolio turnover rate                       44.44%     47.93%     62.93%             92.35%
*Reflects voluntary assumption of fees or
 expenses per share in each year             $ 0.03     $ 0.06     $ 0.04             $ 0.00

                                                              Class C
                                                   --------------------------------
                                                                                     June 1, 1993
                                                         Year ended June 30         (Commencement
                                                                                    of Share Class
                                                   -------------------------------  Designations)
                                                                                          to
                                                    1996**     1995**      1994     June 30, 1993
                                                   -------------------------------------------------
Net asset value, beginning of year                   $14.27     $12.48     $14.51        $14.78
Net investment income (loss)*                           .17        .14        .07          (.00)
Net realized and unrealized gain (loss) on
  investments                                          3.37       2.15        .17          (.25)
Dividends from net investment income                   (.15)      (.17)     --             (.02)
Distributions from net realized gains                  (.63)      (.33)     (2.27)        --
                                                    ---------  ---------  ---------  ---------------
Net asset value, end of year                         $17.03     $14.27     $12.48        $14.51
                                                    =========  =========  =========  ===============
Total return                                          25.66%+    18.83%+     1.41%+       (1.69)%+++
Net assets at end of year (000s)                    $70,177    $50,503    $32,991       $18,796
Ratio of operating expenses to average net
  assets*                                              1.00%      1.00%      1.00%         1.00%++
Ratio of net investment income (loss) to
  average net assets*                                  1.06%      1.09%      0.59%        (0.39)%++
Portfolio turnover rate                               44.44%     47.93%     62.93%        92.35%
*Reflects voluntary assumption of fees or
 expenses per share in each year                     $ 0.03     $ 0.06     $ 0.06        $ 0.00

                                                          Class D
                                      -----------------------------------------------
                                                                        June 1, 1993
                                                                       (Commencement
                                            Year ended June 30         of Share Class
                                                                       Designations)
                                     -------------------------------         to
                                       1996**     1995**      1994     June 30, 1993
                                      -----------------------------------------------
Net asset value, beginning of year     $14.15     $12.36     $14.51        $14.78
Net investment income (loss)*             .01        .01       (.05)          .00
Net realized and unrealized gain
  (loss) on investments                  3.34       2.11        .17          (.26)
Dividends from net investment income    --         --         --             (.01)
Distributions from net realized
  gains                                  (.63)      (.33)     (2.27)        --
                                      ---------  ---------  ---------  ---------------
Net asset value, end of year           $16.87     $14.15     $12.36        $14.51
                                      =========  =========  =========  ===============
Total return                            24.40%+    17.53%+     0.45%+       (1.77)%+++
Net assets at end of year (000s)         $931       $699       $551          $491
Ratio of operating expenses to
  average net assets*                    2.00%      2.00%      2.00%         2.00%++
Ratio of net investment income
  (loss) to average net assets*          0.04%      0.08%     (0.41)%        0.12%++
Portfolio turnover rate                 44.44%     47.93%     62.93%        92.35%

  *Reflects voluntary assumption of
   fees or expenses per share in
   each year                           $ 0.03     $ 0.06     $ 0.06        $ 0.00

  **Per-share figures have been calculated using the average shares method.

  ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Equity Income Fund
                                                     Class A
                                    ------------------------------------------
                                               Year ended June 30
                                    ------------------------------------------
                                     1996**     1995**     1994       1993
                                    ---------  --------- --------- ----------
Net asset value, beginning of
  year                               $11.70     $10.87     $10.79     $ 9.19
Net investment income*                  .23        .28        .24        .44
Net realized and unrealized gain
  (loss) on investments                2.36       1.37        .25       1.52
Dividends from net investment
  income                               (.28)      (.28)      (.26)      (.36)
Distributions from net realized
  gains                                (.16)      (.54)      (.15)        --
                                    ---------  --------- --------- ----------
Net asset value, end of year         $13.85     $11.70     $10.87     $10.79
                                    =========  ========= ========= ==========
Total return                          22.41%+    16.12%+     4.30%+    21.64%+
Net assets at end of year (000s)    $44,464    $37,327    $40,484    $28,995
Ratio of operating expenses to
  average net assets*                  1.25%      1.42%      1.50%      1.50%
Ratio of net investment income
  (loss) to average
  net assets*                          1.78%      2.55%      2.42%      3.76%
Portfolio turnover rate              111.13%     67.50%     73.96%     80.42%
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                            $0.03      $0.05      $0.05      $0.01

                                                                                                August
                                                                                               25, 1986
                                                                                             (Commencement
                                                                                                  of
                                                                                             Operations)
                                                                                                  to
                                      1992       1991       1990       1989       1988      June 30, 1987
                                    --------- ----------- ---------  --------- -----------  ---------------
Net asset value, beginning of
  year                              $  8.33     $  9.83    $  9.87   $  8.93     $ 10.35       $  9.31
Net investment income*                  .39         .45        .55       .47         .53           .38
Net realized and unrealized gain
  (loss) on investments                 .83       (1.08)       .54       .99        (.82)          .86
Dividends from net investment
  income                               (.36)       (.48)      (.52)     (.51)       (.66)         (.20)
Distributions from net realized
  gains                               --           (.39)      (.61)     (.01)       (.47)        --
                                    --------- ----------- ---------  --------- -----------  ---------------
Net asset value, end of year        $  9.19     $  8.33    $  9.83   $  9.87     $  8.93       $ 10.35
                                    ========= =========== =========  ========= ===========  ===============
Total return                          14.81%+     (6.51)%+   11.33%+   17.01%+     (2.35)%+      13.42%+++
Net assets at end of year (000s)    $51,585     $45,233    $49,842   $40,411     $30,315       $31,277
Ratio of operating expenses to
  average net assets*                  1.50%       1.50%      1.50%     1.50%       1.50%         1.50%++
Ratio of net investment income
  (loss) to average
  net assets*                          4.27%       5.30%      5.43%     5.20%       5.91%         5.59%++
Portfolio turnover rate              102.39%     131.43%    106.40%    87.43%     163.00%        74.24%

  *Reflects voluntary assumption
   of fees or expenses per share
   in each year                     $  0.01     $  0.01    $  0.02   $  0.02     $  0.03       $  0.02

 **Per-share figures have been calculated using the average shares method.

 ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

Equity Income Fund

                                                                                  June 1, 1993
                                                         Class B                 (Commencement
                                             -------------------------------     of Share Class
                                                   Year ended June 30             Designations)
                                             -------------------------------           to
                                              1996**     1995**      1994        June 30, 1993
                                             ---------  --------- ----------     ---------------
Net asset value, beginning of year            $ 11.68    $10.86     $10.79            $10.81
Net investment income*                            .13       .21        .21               .02
Net realized and unrealized gain (loss) on
  investments                                    2.36      1.38        .21              (.02)
Dividends from net investment income             (.19)     (.23)      (.20)             (.02)
Distributions from net realized gains            (.16)     (.54)      (.15)            --
                                             ---------  --------- ----------       -------------
Net asset value, end of year                  $ 13.82    $11.68     $10.86            $10.79
                                             =========  ========= ==========       =============
Total return                                    21.60%+   15.43%+     3.79%+            0.05%+++
Net assets at end of year (000s)              $25,543   $16,130    $10,752            $1,060
Ratio of operating expenses to average net
  assets*                                        2.00%     2.00%      2.00%             2.00%++
Ratio of net investment income to average
  net assets*                                    1.05%     1.95%      1.80%             1.53%++
Portfolio turnover rate                        111.13%    67.50%     73.96%            80.42%
*Reflects voluntary assumption of fees or
 expenses per share in each year              $  0.03    $ 0.05     $ 0.07            $ 0.00

                                                            Class C
                                                 -------------------------------
                                                                                   June 1, 1993
                                                       Year ended June 30         (Commencement
                                                                                  of Share Class
                                                 -------------------------------  Designations)
                                                                                        to
                                                   1996**    1995**      1994     June 30, 1993
                                                 ------------------------------------------------
Net asset value, beginning of year                $ 11.70    $10.86     $10.79        $10.81
Net investment income*                                .26       .32        .33           .03
Net realized and unrealized gain (loss) on
  investments                                        2.36      1.39        .21          (.02)
Dividends from net investment income                 (.31)     (.33)      (.32)         (.03)
Distributions from net realized gains                (.16)     (.54)      (.15)        --
                                                  --------- ---------  ---------  ---------------
Net asset value, end of year                      $ 13.85    $11.70     $10.86        $10.79
                                                  ========= =========  =========  ===============
Total return                                        22.82%+   16.64%+     4.84%+        0.14%+++
Net assets at end of year (000s)                  $39,298   $34,827    $20,266        $15,988
Ratio of operating expenses to average net
  assets*                                            1.00%     1.00%      1.00%         1.00%++
Ratio of net investment income to average
  net assets*                                        2.03%     2.93%      2.92%         1.65%++
Portfolio turnover rate                            111.13%    67.50%     73.96%        80.42%
*Reflects voluntary assumption of fees or
 expenses per share in each year                  $  0.03    $ 0.05     $ 0.06        $ 0.00

                                                         Class D
                                      ----------------------------------------------
                                                                      June 1, 1993
                                                                      (Commencement
                                            Year ended June 30       of Share Class
                                                                      Designations)
                                     ------------------------------        to
                                       1996**     1995**     1994     June 30, 1993
                                      ----------------------------------------------
Net asset value, beginning of year     $ 11.67    $10.86    $10.79       $10.81
Net investment income*                     .13       .22       .21          .02
Net realized and unrealized gain
  (loss) on investments                   2.37      1.36       .21         (.02)
Dividends from net investment income      (.19)     (.23)     (.20)        (.02)
Distributions from net realized
  gains                                   (.16)     (.54)     (.15)       --
                                      ---------  ---------  --------  ---------------
Net asset value, end of year           $ 13.82    $11.67    $10.86       $10.79
                                      =========  =========  ========  ===============
Total return                             21.68%+   15.33%+    3.78%+       0.04%+++
Net assets at end of year (000s)        $1,386    $1,366    $1,280         $628
Ratio of operating expenses to
  average net assets*                     2.00%     2.00%     2.00%        2.00%++
Ratio of net investment income to
  average net assets*                     1.03%     1.96%     1.88%        1.49%++
Portfolio turnover rate                 111.13%    67.50%    73.96%       80.42%

  *Reflects voluntary assumption of
   fees or expenses per share in
   each year                           $  0.03    $ 0.05    $ 0.06       $ 0.00

 **Per-share figures have been calculated using the average shares method.

 ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

                            The Funds' Investments

Each of the Capital Appreciation Fund, the Equity Investment Fund and the Equity Income Fund has its own investment objective and policies, as described below. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without approval of the shareholders of that Fund.

State Street Research
Capital Appreciation Fund

The investment objective of the Capital Appreciation Fund is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies and of companies considered to be undervalued special situations. Current income is not a consideration in the selection of investments for the Fund.

   The Capital Appreciation Fund considers emerging growth companies to be less mature companies that are growing substantially faster than the U.S. economy. The Fund will invest in those emerging growth companies believed by the Investment Manager to offer appreciation potential greater than the stock market as a whole. The Fund considers undervalued special situations to include common stocks of companies, such as larger, more mature companies, which trade at prices believed by the Investment Manager to be below the companies' intrinsic values and which therefore offer the potential for above-average investment returns. In selecting investments, the Investment Manager may also consider a variety of other factors. These include a company's expected growth in earnings, relative financial condition and cash flow, competitive position, management and business strategy, overall potential as an enterprise, entrepreneurial character, and/or new or innovative products, services or processes. The capitalization of the companies in which the Fund invests can range across the full spectrum from small to large capitalization, with varying or high proportions from time to time in different capitalization segments. Investing in stocks of companies which offer high appreciation potential carries greater than average risks. The length of time that the Fund may hold a particular security is generally not a consideration in making investment decisions.

State Street Research
Equity Investment Fund


The investment objective of the Equity Investment Fund is to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of established companies with above-average prospects for growth. It is a fundamental policy of the Fund under normal market conditions to invest at least 65% of its assets in equity securities and securities convertible into equity securities.


   The Equity Investment Fund invests primarily in a diversified portfolio of companies in a broad range of industries whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500") over the long term. Consequently, the Investment Manager seeks to identify those industries which offer the greatest possibilities for profitable expansion and, within such industries, those companies which appear most capable of sustained growth. Investments will also be made in securities of companies believed by the Investment Manager to be selling below their intrinsic values or in securities of cyclical companies believed by the Investment Manager to be at a low point in their cycles. Although the Fund's investments are not limited to companies of any particular size, it is anticipated that a majority of the securities in which the Fund invests will be listed on a national securities exchange.

   The Equity Investment Fund will not ordinarily trade in securities for short-term profits. However, when circumstances warrant, securities may be sold without regard to the length of time held.

State Street Research
Equity Income Fund

The investment objective of the Equity Income Fund is to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in equity and debt securities convertible into or carrying the right to acquire common stocks. The Fund seeks to provide a higher income yield than that of the S&P 500. It is a fundamental policy of the Fund under normal market conditions to invest at least 65% of its assets in equity securities and securities convertible into equity securities.

   In seeking high current income, the Equity Income Fund will invest primarily in companies with established operating histories, potential for dividend growth, low price to earnings and/or price to book ratios relative to the S&P 500, and/or whose securities are trading at prices believed by the Investment Manager to be below the true value of such securities, i.e., value stocks. It is anticipated that a majority of the equity securities in which the Fund invests will be listed on a national securities exchange.


   In order to further enhance its income, the Equity Income Fund may invest up to 35% of its total assets in nonconvertible debt securities (corporate and government bonds of various maturities) and warrants when the Investment Manager believes such investments will help to achieve the Fund's investment objective of high current income.


   The Fund may invest up to 15% of its total assets in lower quality, nonconvertible debt securities rated at the time of purchase BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. The Fund is not subject to any rating limitations with respect to its investments in convertible securities. The mix of convertible and nonconvertible securities in different rating categories varies over time depending on, among other factors, changes in investment strategy.

   Lower quality convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.


   For the fiscal year ended June 30, 1996, the percentage of the Equity Income Fund's total investments on an average annual basis invested in nonconvertible debt and convertible securities of any particular rating category or its equivalent, as determined by the Investment Manager, was as follows: 8.7% B, 3.6% CCC and 1.2% D, as determined on a dollar weighted basis, comprising 13.5% of total investments. Of these securities, 77.3% were rated by a nationally recognized statistical rating organization and 22.7% were unrated but considered to be equivalent, as determined by the Investment Manager, to comparable rated securities. The above percentages reflect ratings, as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.


   In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

   The Equity Income Fund will not ordinarily trade in securities for short-term profits. However, when circumstances warrant, securities may be sold without regard to the length of time held.

Investment Practices

Foreign Investments

Each Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, each Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to a Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. Each Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

   It is anticipated that a majority of the foreign investments by each Fund will consist of securities of issuers in countries with developed economies. However, each Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although no Fund presently expects to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

   For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

   In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Funds are dependent upon the creditworthiness and good faith of the counterparty. The Funds will attempt to reduce the risks of nonperformance by a counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Other Investment Policies

   Each Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. A Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by a Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of a Fund's outstanding securities. Such loans may be terminated at any time.


   A Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although a Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   Each Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securities on a "when issued" basis. A Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of a Fund's net assets; similar policies apply to options which are not commodities. Each Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although none of the Funds presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

   The Funds may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

   As detailed above, each Fund seeks to attain a particular investment objective. From time to time, however, the Funds, in seeking to achieve their different investment objectives, may hold securities which are issued by similar companies and traded in the same markets. It is also possible that a particular security may be held by more than one Fund when the Investment Manager determines that holding such security is in the best interests of each such Fund and the security meets the criteria set forth above. For example, a stock which is deemed by the Investment Manager to have above-average potential for long-term earnings growth, to be undervalued relative to other stocks with similar earnings potential and to have an above-average dividend yield could be held simultaneously by all three Funds. In all cases, securities will be selected for each Fund by the Investment Manager with a view to realizing that Fund's investment objective.

   During periods when the Investment Manager deems it advisable, the Funds may engage in active trading of portfolio securities. This could result in a high rate of portfolio turnover and correspondingly greater transaction costs to the Funds, including brokerage commissions.

Limiting Investment Risk


In seeking to lessen investment risk, each Fund operates under certain fundamental and nonfundamental investment restrictions. Under the fundamental investment restrictions, no Fund may (a) purchase a security of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), if such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer;
(b) purchase for its portfolio a security of any one issuer if such purchase would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or (c) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry. Each Fund is subject to a nonfundamental investment restriction under which it may not invest more than 15% of its net assets in illiquid securities.


   Fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of each Fund. Nonfundamental investment restrictions may be changed without a shareholder vote. For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.


   A Fund may not lend money; however, a Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).


   Each Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.


 -----------------------------------------------------------------------------

   Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 16 to 27 below.

 -----------------------------------------------------------------------------
   A Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.
 -----------------------------------------------------------------------------


Purchase of Shares

Methods of Purchase


Through Dealers and Others

Shares of the Funds are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail


Initial investments in a Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


   Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

   If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-521-6548 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

   ABA #011000028
   State Street Bank and Trust Company
   Boston, MA
   BNF = Name of Fund and class of shares
         (A, B, C or D)
   AC = 99029761
   OBI = Shareholder Name
         Shareholder Account Number
         Control #K (assigned by State Street
          Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

   A Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by a Fund. Each Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

Minimum Investment

                                       Class of Shares
                             -----------------------------------
                                 A         B       C       D
                              --------  --------  --------------
Minimum Initial Investment
 By Wire                       $5,000    $5,000    (a)   $5,000
 IRAs                          $2,000    $2,000    (a)   $2,000
 By Investamatic               $1,000    $1,000    (a)   $1,000
 All other                     $2,500    $2,500    (a)   $2,500
Minimum Subsequent Investment
 By Wire                       $5,000    $5,000    (a)   $5,000
 IRAs                          $   50    $   50    (a)   $   50
 By Investamatic               $   50    $   50    (a)   $   50
 All other                     $   50    $   50    (a)   $   50

(a) Special conditions apply; contact the Distributor.


The Funds reserve the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in a Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


   As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                                      CLASS A                       CLASS B              CLASS C             CLASS D
                          ------------------------------ ---------------------------- ------------ --------------------------
Sales Charges             Initial sales charge           Contingent deferred          None         Contingent deferred
                          at time of                     sales charge of 5% to                     sales charge of 1%
                          investment of up               2% applies to any                         applies to any shares
                          to 4.5% depending              shares redeemed                           redeemed within one
                          on amount of investment        within first five years                   year following their
                                                         following their                           purchase
                          On investments of $1           purchase; no
                          million or more, no            contingent deferred
                          initial sales charge;          sales charge
                          but contingent deferred        after five years
                          sales charge of 1%
                          applies to any shares
                          redeemed within
                          one year following
                          their purchase

Distribution Fee          None                           0.75% for first              None         0.75% each year
                                                         eight years;
                                                         Class B shares
                                                         convert auto-
                                                         matically to
                                                         Class A shares
                                                         after eight years

Service Fee               0.25% each year                0.25% each year              None         0.25% each year

Initial Commission        Above described                4%                           None         1%
  Received by Selling     initial sales charge
  Dealer                  less 0.25% to 0.50%
                          retained by Distributor

                          On investments of $1
                          million or more,
                          0.25% to 1% paid
                          to dealer by Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in a Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of a Fund's shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges


The purchase price of a Class A share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.

                             Sales        Sales
                            Charge        Charge
                            Paid by      Paid by         Dealer
         Dollar            Investor      Investor      Concession
        Amount of           As % of      As % of        As % of
        Purchase           Purchase     Net Asset       Purchase
       Transaction           Price        Value          Price
 --------------------------------------------------------------------
Less than $100,000           4.50%         4.71%          4.00%
 --------------------------------------------------------------------
$100,000 or above but
  less than $250,000         3.50%         3.63%          3.00%
 --------------------------------------------------------------------
$250,000 or above but
  less than $500,000         2.50%         2.56%          2.00%
 --------------------------------------------------------------------
$500,000 or above but
  less than
  $1 million                 2.00%         2.04%          1.75%
 --------------------------------------------------------------------
$1 million and above          0%            0%             See
                                                        following
                                                       discussion
 --------------------------------------------------------------------

   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized dealer a commission based on the aggregate of such sales as follows:


 Amount of Sale                   Commission
 -------------------------------  -------------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%


   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


   Class A shares of a Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of a Fund or a combination of "Eligible Funds." "Eligible Funds" include the Funds and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Funds and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of a Fund or a combination of shares of the Funds and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Funds may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Funds at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.


   In addition, no sales charge is imposed in connection with the sale of Class A shares of a Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares--Contingent Deferred
 Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


   Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                     Contingent Deferred
                                         Sales Charge
                                      As A Percentage Of
                                       Net Asset Value
Redemption During                       At Redemption
 --------------------------------- ------------------------
1st Year Since Purchase                       5%
2nd Year Since Purchase                       4
3rd Year Since Purchase                       3
4th Year Since Purchase                       3
5th Year Since Purchase                       2
6th Year Since Purchase and
   Thereafter                                 None

   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of a Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers


The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under
Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in a Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of a Fund.) Each Fund may modify or terminate the waivers at any time; for example, a Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of a Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Funds will receive the full amount of the investor's purchase payment.


   In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


   Class C shares may have also been issued directly or through exchanges to those shareholders of the Funds or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges

The purchase price of a Class D share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemp-tion. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

Each Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by a Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Funds may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Funds' assets is included in the Statement of Additional Information.

Distribution Plan

The Funds have adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, each Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:


   Class      Service Fee      Distribution Fee
---------- ---------------- ----------------------
A                0.25%               None
B                0.25%               0.75%
C                None                None
D                0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of a Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Funds), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which a Fund may incur under the Distribution

Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which a Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from a Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Funds may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-521-6548 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, each Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Funds may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Funds nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

   The Funds have reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, each Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. A Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by a Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in a Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   A Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees


To protect shareholder accounts, the Transfer Agent, the Funds, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of each Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

   The Funds' Open Account System provides the following options:

   1. Additional purchases of shares of any Fund may be made through dealers, by wire or by mailing a check payable to the applicable Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:
      (a) All income dividends and capital gains distributions reinvested in additional shares of the applicable Fund.
      (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the applicable Fund.
      (c) All income dividends and capital gains distributions in cash.
      (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the applicable Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of a Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from a Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Funds or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


   Shares of the Funds may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Funds and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of a Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by a Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of a Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of a Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.


   For the convenience of the shareholders who have Telephone Privileges, the Funds permit exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-521-6548. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into such Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, each Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. Each Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of a Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of a Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of a Fund. No charge is imposed by the Funds for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Check Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

   The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.


Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Funds' Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the designated Fund shall be credited to participating shareholders in additional shares of that Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the relevant Fund or Funds, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by the Funds. A participating shareholder may withdraw from the Plan, and a Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from a Fund or any Eligible Fund automati-cally invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Funds' Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for each Fund will be sent to shareholders of record of that Fund at least semiannually. These reports will include a list of the securities owned by the applicable Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;


   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Funds, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

   Shareholders may redeem or exchange shares by calling toll-free 1-800-521-6548. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032, 1-617-357-7805 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Funds. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-521-6548

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Funds and Their Shares

The Funds were organized in 1986 as series of State Street Research Equity Trust, a Massachusetts business trust. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Funds is June 30.

   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Funds also have different exchange privileges.


   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. Under the Master Trust Agreement the Trustees may reorganize, merge or liquidate a Fund without prior shareholder approval. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of a Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


   As of September 30, 1996, Metropolitan Life Insurance Company ("Metropolitan") was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of approximately 76.7% of the outstanding Class D shares of the Equity Investment Fund, and may be deemed to be in control of such Class D shares of the Fund. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.


Management of the Funds


Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Funds rests with the Trustees.


   The Funds' investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.


   The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan, and are located at One Financial Center, Boston, Massachusetts 02111-2690.


   The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for each Fund in consideration of a fee from each Fund.

   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.65% (on an annual basis) of the average daily value of the net assets of each of the Equity Investment Fund and the Equity Income Fund and 0.75% (on an annual basis) of the average daily value of the net assets of the Capital Appreciation Fund. The advisory fee payable by the Capital Appreciation Fund is higher than advisory fees paid by many other investment companies. Each Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Funds pay, among other expenses, investment advisory fees, certain distribution expenses under the Funds' Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager will reduce its management fee payable by each Fund up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred in any year in excess of the most restrictive expense limitation imposed by any state in which the Funds sell shares, if any. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


   The Capital Appreciation Fund is managed by Frederick R. Kobrick. Mr. Kobrick has managed the Fund since its inception in August 1986. Mr. Kobrick's principal occupation currently is, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

   The Equity Investment Fund is managed by John T. Wilson. Mr. Wilson has managed the Fund since July 1996. His principal occupation currently is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.


   The Equity Income Fund is managed by Bartlett R. Geer. Mr. Geer has managed the Fund since January 1992. Mr. Geer's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

   Subject to the policy of seeking best overall price and execution, sales of shares of a Fund may be considered by the Investment Manager in the selection of broker or dealer firms for a Fund's portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


Each Fund is treated as a separate entity for federal tax purposes. Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as a Fund so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, each Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).


   Dividends from net investment income, if any, normally will be paid twice each year for the Capital Appreciation Fund, and four times each year for the Equity Investment Fund and the Equity Income Fund. Distributions of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the relevant Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

   Each Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   Dividends paid by a Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of a Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and the proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, a Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. A Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Capital Appreciation Fund might be compared to the Lipper Capital Appreciation Funds Group, the Russell 2000 Index and the Small Stock Index. The performance of the Equity Investment and Equity Income Funds might be compared to the Lipper Growth and Income Funds Group and the Lipper Equity Income Funds Group, respectively.


   Total return is computed separately for each class of shares of the Funds. The average annual total return ("standard total return") for shares of a Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all recurring expenses, including management and distribution fees, are recognized. The calculation also reflects the maximum initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.


   A Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result.

   The standard total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Funds' affiliates will also increase performance results.

   A Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and therefore, can be significantly different from it. In its supplemental sales literature, a Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

   Performance information may be useful in evaluating a Fund and for providing a basis for comparison with other financial alternatives. Since the performance of a Fund changes in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to a Fund's performance for any future period. In addition, the net asset value of shares of a Fund will fluctuate, with the result that shares of a Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in a Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing a Fund to financial alternatives which have such features.

   Shares of the Funds had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.


   Performance data for periods prior to June 1, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

APPENDIX

Description of Debt/Bond Ratings

Standard & Poor's Corporation

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

   C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equi-ties, commodities, or currencies, certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

Moody's Investors Service, Inc.

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

[Back Cover]

      STATE STREET RESEARCH
      CAPITAL APPRECIATION FUND
      EQUITY INVESTMENT FUND
      EQUITY INCOME FUND
      One Financial Center
      Boston, MA 02111

      INVESTMENT ADVISER
      State Street Research &
      Management Company
      One Financial Center
      Boston, MA 02111

      DISTRIBUTOR
      State Street Research
      Investment Services, Inc.
      One Financial Center
      Boston, MA 02111

      SHAREHOLDER SERVICES
      State Street Research
      Shareholder Services
      P.O. Box 8408
      Boston, MA 02266
      800-562-0032

      CUSTODIAN
      State Street Bank and
      Trust Company
      225 Franklin Street
      Boston, MA 02110

      LEGAL COUNSEL
      Goodwin, Procter & Hoar LLP
      Exchange Place
      Boston, MA 02109

      INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      160 Federal Street
      Boston, MA 02110

ET-610D-1196IBS           CONTROL NUMBER: 3440-961028(1197)SSR-LD

[Front Cover]

                          [State Street Research logo]

                              State Street Research
                            Capital Appreciation Fund
                             Equity Investment Fund
                               Equity Income Fund


                                November 1, 1996

                               P R O S P E C T U S

State Street Research
Global Resources Fund


Prospectus
November 1, 1996

The investment objective of State Street Research Global Resources Fund (the "Fund") is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries. See page 7.

   State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of August 31, 1996, the Investment Manager had assets of approximately $39.3 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.


   Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing conditions in the securities markets generally and in the energy, natural resources and related industries in particular, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.

   This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated November 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

   The Fund is a nondiversified series of State Street Research Equity Trust (the "Trust"), an open-end management investment company.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents                       Page


Table of Expenses                        2
Financial Highlights                     4
The Fund's Investments                   7
Limiting Investment Risk                11
Purchase of Shares                      12
Redemption of Shares                    20
Shareholder Services                    21
The Fund and its Shares                 26
Management of the Fund                  27
Dividends and Distributions; Taxes      27
Calculation of Performance Data         28

   The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

   Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

   Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses

                                                             Class A      Class B      Class C      Class D
                                                          ------------ ------------ ------------  ------------

Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price)                     4.5%          None         None         None
  Maximum Sales Charge Imposed on Reinvested
     Dividends (as a percentage of offering price)           None          None         None         None
  Maximum Deferred Sales Charge (as a
     percentage of original purchase price or
     redemption proceeds, as applicable)                     None(2)       5%           None         1%
  Redemption Fees (as a percentage of amount
     redeemed, if applicable)                                None          None         None         None
  Exchange Fee                                               None          None         None         None


(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in a class of shares with a distribution fee may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                             Class A    Class B   Class C    Class D
                                            ---------  ---------  --------- ----------

Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees                              0.75%      0.75%      0.75%     0.75%
  12b-1 Fees                                   0.25%      1.00%      None      1.00%
  Other Expenses                               1.09%      1.09%      1.09%     1.09%
   Less Voluntary Reduction                   (0.34%)    (0.34%)    (0.34%)   (0.34%)
                                            ---------  ---------  --------- ----------
    Total Fund Operating Expenses
      (after voluntary reduction)              1.75%      2.50%      1.50%     2.50%
                                            =========  =========  ========= ==========


Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


                        1 Year    3 Years    5 Years    10 Years
                        --------  --------- --------- -----------
 Class A shares           $62       $ 98      $136        $242
 Class B shares (1)       $75       $108      $153        $265
 Class C shares           $15       $ 47      $ 82        $179
 Class D shares           $35       $ 78      $133        $284
You would pay the following expenses on the same
investment, assuming no redemption:
                        1 Year    3 Years    5 Years    10 Years
                        --------  --------- --------- -----------
 Class B shares (1)       $25       $ 78      $133        $265
 Class D shares           $25       $ 78      $133        $284


(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended June 30, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

   The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal year ended June 30, 1996, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class D shares of the Fund would have been 2.09%, 2.83%, 1.83% and 2.84%, respectively, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates, which amounted to 0.34%, 0.33%, 0.33% and 0.34% of average net assets of each of the Class A, Class B, Class C and Class D shares of the Fund, respectively. The amount of fees or expenses assumed during the fiscal year ended June 30, 1996 differed among classes because of fluctuations during the year in the relative levels of assets in each class and in expenses before reimbursement. The Fund expects the subsidization of fees or expenses to continue in the current year, although it cannot give complete assurance that such assistance will be received.

Financial Highlights


The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information. Past performance may not be indicative of future performance because of, among other things, changes in the Fund's investment strategy in July 1995; see "Calculation of Performance Data."



                                                                                 Class A
                                         ----------------------------------------------------------------------------------------


                                                                                                                 March 2, 1990
                                                                  Year ended June 30                             (Commencement
                                        ---------------------------------------------------------------------- of Operations) to
                                          1996**     1995**      1994**      1993        1992         1991       June 30, 1990
                                         ---------  ---------------------  --------- ------------ ------------  -----------------
Net asset value, beginning of year       $ 12.16    $ 11.84     $ 13.51     $  8.02     $  9.12      $ 11.23        $ 11.94
Net investment income (loss)*               (.20)      (.16)       (.17)       (.13)       (.12)         .03            .03
Net realized and unrealized gain (loss)
 on investments                             5.48        .48       (1.50)       5.62        (.98)       (2.07)          (.74)
Distribution from net realized gains          --         --          --          --          --         (.06)            --
Dividend from net investment income           --         --          --          --          --         (.01)            --
                                         -------    -------     -------     -------     -------      -------        -------
Net asset value, end of year             $ 17.44    $ 12.16     $ 11.84     $ 13.51     $  8.02      $  9.12        $ 11.23
                                         =======    =======     =======     =======     =======      =======        =======
Total return                               43.42%+     2.70%+    (12.36)%+    68.45%+    (12.06)%+    (18.28)%+       (5.95)%+++
Net assets at end of year (000s)         $30,943    $25,692     $30,679     $33,513     $19,227      $29,760        $35,321
Ratio of operating expenses to average
 net assets*                                1.75%      1.75%       1.75%       1.75%       1.75%        1.75%          1.75%++
Ratio of net investment income (loss)
 to average net assets*                    (1.47)%    (1.41)%     (1.46)%     (1.44)%     (1.16)%       0.25%          0.81%++
Portfolio turnover rate                    92.33%     62.94%      30.98%      61.00%      47.09%      108.18%         17.09%

 *Reflects voluntary assumption of fees
  or expenses per share in each year     $  0.05    $  0.09     $  0.11     $  0.03     $  0.05      $  0.03        $  0.01

 **Per-share figures have been calculated using the average shares method. ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

                                                           Class B                   June 1, 1993
                                              ---------------------------------      (Commencement
                                                     Year ended June 30              of Share Class
                                              ---------------------------------     Designations) to
                                               1996**     1995**      1994**         June 30, 1993
                                              ---------  ---------  ------------    -----------------
Net asset value, beginning of year             $ 12.03    $11.78      $ 13.51            $12.99
Net investment income (loss)*                     (.30)     (.23)        (.23)             (.02)
Net realized and unrealized gain (loss) on
 investments                                      5.39       .48        (1.50)              .54
Distribution from net realized gains                --        --           --                --
Dividend from net investment income                 --        --           --                --
                                               -------    ------      -------            ------
Net asset value, end of year                   $ 17.12    $12.03      $ 11.78            $13.51
                                               =======    ======      =======            ======
Total return                                     42.31%+    2.12%+     (12.81)%+           4.00%+++
Net assets at end of year (000s)               $12,828    $7,030      $ 6,333            $1,048
Ratio of operating expenses to average net
 assets*                                          2.50%     2.33%        2.25%             2.25%++
Ratio of net investment income (loss) to
 average net assets*                             (2.20)%   (1.98)%      (1.93)%           (1.98)%++
Portfolio turnover rate                          92.33%    62.94%       30.98%            61.00%

 *Reflects voluntary assumption of fees or
  expenses per share in each year              $  0.04    $ 0.09      $  0.14            $ 0.00

                                                                 Class C
                                                      --------------------------------
                                                                                         June 1, 1993
                                                                                        (Commencement
                                                                                        of Share Class
                                                             Year ended June 30          Designations)
                                                      ---------------------------------       to
                                                       1996**    1995**      1994**     June 30, 1993
                                                      --------- --------- ------------  ---------------
Net asset value, beginning of year                     $12.27    $11.90      $ 13.52        $12.99
Net investment income (loss)*                            (.17)     (.11)        (.15)         (.00)
Net realized and unrealized gain (loss) on
 investments                                             5.54       .48        (1.47)          .53
Distribution from net realized gains                       --        --           --            --
Dividend from net investment income                        --        --           --            --
                                                       ------    ------      -------        ------
Net asset value, end of year                           $17.64    $12.27      $ 11.90        $13.52
                                                       ======    ======      =======        ======
Total return                                            43.77%+    3.11%+     (11.98)%+       4.08%+++
Net assets at end of year (000s)                       $5,632    $3,288      $   960        $  146
Ratio of operating expenses to average net
 assets*                                                 1.50%     1.33%        1.25%         1.25%++
Ratio of net investment income (loss) to
 average net assets*                                    (1.20)%   (1.01)%      (0.95)%       (1.05)%++
Portfolio turnover rate                                 92.33%    62.94%       30.98%        61.00%

 *Reflects voluntary assumption of fees or
  expenses per share in each year                      $ 0.05    $ 0.08      $  0.16        $ 0.00

 **Per-share figures have been calculated using the average shares method.

 ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

                                                                   Class D
                                             ---------------------------------------------------
                                                                                  June 1, 1993
                                                                                 (Commencement
                                                     Year ended June 30          of Share Class
                                              ---------------------------------  Designations) to
                                               1996**     1995**      1994**     June 30, 1993
                                              ---------  --------- ------------  ---------------
Net asset value, beginning of year             $12.02     $11.77     $ 13.51         $12.99
Net investment income (loss)*                    (.30)      (.23)       (.23)          (.02)
Net realized and unrealized gain (loss)  on
  investments                                    5.38        .48       (1.51)           .54
Distribution from net realized gains               --         --          --             --
Dividend from net investment income                --         --          --             --
Net asset value, end of year                   $17.10     $12.02     $ 11.77         $13.51
Total return                                    42.26%+     2.12%+    (12.88)%+        4.00%+++
Net assets at end of year (000s)               $5,154     $2,350     $ 1,931         $  588
Ratio of operating expenses to average  net
  assets*                                        2.50%      2.33%       2.25%          2.25%++
Ratio of net investment income (loss) to
   average net assets*                          (2.20)%    (1.99)%     (1.94)%        (2.00)%++
Portfolio turnover rate                         92.33%     62.94%      30.98%         61.00%

 *Reflects voluntary assumption of fees or
  expenses per share in each year              $ 0.05     $ 0.09     $  0.13         $ 0.00

 **Per-share figures have been calculated using the average shares method.

 ++Annualized.

  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

The Fund's Investments

The Fund's investment objective is to provide long-term growth of capital. The Fund's investment objective is a fundamental policy that may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund.

   In seeking to achieve its investment objective, the Fund invests not less than 65% of its total assets under normal market conditions in equity securities of domestic and foreign companies in the energy and natural resources industries. Such investments can provide long-term growth of capital and a measure of protection during inflationary periods. The noted industries include companies engaged in the exploration, development and production of energy, energy sources, metals and other resources; the extraction, refining, processing, distribution, marketing, transportation and transmission of energy and natural resource products; research, experimentation, and development respecting such resources and products; ownership or control of leases, rights or royalty interests in such products; and manufacturing and supplying equipment, components, parts or services related to such products.

   Energy and energy sources include oil, oil shale, methane gas, propane, coal, nuclear, solar, biomass, geothermal and similar conventional or new forms of energy. Other natural resources include ferrous metals such as iron and steel, aluminum and copper; non-ferrous metals; precious metals such as gold, silver and platinum; timberland; and similar resources. The kind of issuers in which the Fund may invest include, for example, gas and oil exploration companies, oil and oil service companies, utilities, steel mills, gold and other mining companies. The Investment Manager deems a particular company to be in an energy or natural resource industry if at the time of investment at least 50% of the company's assets or gross revenues is directly connected with or derived from the relevant industry. Under ordinary conditions, the Fund will invest in the securities markets of at least three countries, including the United States.

   The Fund may also invest up to 35% of its total assets under normal market conditions in the securities of issuers in industries that are not related to the energy or natural resources industries. Such securities include domestic or foreign equity securities, bonds, debentures and notes of varying maturities.


   Equity securities are defined as domestic and foreign common stocks, preferred stocks, warrants (limited to 5% of the Fund's net assets) to acquire common stock, depositary receipts in respect of foreign equity securities and debt securities convertible into or carrying the right to acquire common stock. The capitalization of the companies in which the Fund invests can range across the full spectrum from small to large capitalization, with varying or high proportions from time to time in different capitalization segments; small capitalization companies include those whose outstanding publicly traded equity securities have a market value of less than $1 billion at the time of the investment. These may include equity securities of companies with above-average prospects for long-term growth, more cyclical or lesser growing companies when the securities thereof are considered by the Investment Manager to be undervalued, and companies which may be attractive because of assets they own or other circumstances. The Fund anticipates that a majority of the total value of the equity securities in which it will invest will be listed on a major domestic or foreign securities exchange or included on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system. The Fund does not presently expect over-the-counter securities which are not included on NASDAQ to comprise a substantial portion of the total value of its portfolio.


   The debt securities in which the Fund may invest include investment grade securities as well as lower quality securities; however, the Fund will not invest more than 10% of its total assets in lower quality debt securities. Investment grade securities are securities rated at the time of purchase AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or debt securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower quality debt securities include securities rated, at the time of purchase, BB or lower by S&P or Ba or lower by Moody's, or debt securities that are not rated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities.

   Owing principally to the volatility of price levels of securities of issuers in the energy and natural resources industries, the Fund may trade portfolio securities without regard to the length of time held and will engage in short-term trading whenever the Investment Manager determines market conditions warrant. For example, if portfolio holdings of an issuer experienced significant short-term appreciation as a result of changes in its industry or in circumstances unique to the particular issuer, the Investment Manager might deem it appropriate to realize such appreciation on behalf of shareholders. Conversely, the Investment Manager might seek to avoid losses by disposing of securities held for a relatively short time if significant, unanticipated decreases in value occurred or appeared imminent. The Fund might also invest in bonds and other debt securities to preserve capital if conditions warranted. As part of its investment strategy, the Investment Manager may employ a portfolio rotation approach, which involves a reallocation, from time to time, among the best performing areas of the relevant industries.

   As indicated above, the Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant.

   A significant level of short-term trading activities will result in higher brokerage, transaction and administrative costs. In addition, such short-term trading may increase the amount of capital gains realized by the Fund in a given year, and thus the amount of taxable distributions to shareholders.

Risk Factors and Special Considerations

Value of Shares and Assets


The value of the Fund's investments (and accordingly the net asset value of its shares) will be subject to fluctuation in response to a variety of economic, political and other factors, especially recessionary or inflationary economies or expectations in the United States and other countries. Historically, increases in the prices of energy and other natural resources have often corresponded to periods of high inflation. Under some circumstances, the securities of companies in the energy and natural resources industries may increase in response to appreciation in the price of the underlying energy and other natural resources products relevant to such companies. To the extent the value of the Fund's portfolio participates in this appreciation, such investments can provide a measure of inflation protection during inflationary periods. There can be no assurance that any such rise in energy or natural resources price levels will correspond to increases in general price levels, or that the value of the securities held by the Fund will appreciate during inflationary periods. Because the Fund's investments are concentrated in the energy and natural resources industries, the value of its shares is especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. The securities of companies in the energy and natural resources industries are affected by changes in the supply and demand of oil, natural gas and other energy fuels, as well as ferrous, non-ferrous and precious metals. Supply and demand can fluctuate significantly over a short period of time due to changes in, for example, weather, international politics (including particularly developments in the former Soviet Union and in the Middle East), policies of the Organization of Petroleum Exporting Countries ("OPEC"), relationships between OPEC nations, conservation, the regulatory environment, governmental tax policies and the economic growth and stability of countries which consume or produce large amounts of energy and other natural resources.


   Issuers of securities in which the Fund invests, particularly those whose securities are traded over-the-counter, may be limited in product lines, markets and financial resources and may be dependent on entrepreneurial management. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger, more sea-soned companies or the market as a whole. Such companies also typically reinvest most of their net income in the enterprise and typically do not pay dividends.

   The Fund may invest from time to time in equity securities of public utilities. Such issuers are subject to regulation by local governmental authorities which may inhibit the potential for capital appreciation of their securities.


   The Fund is a nondiversified fund, which is defined under the Investment Company Act of 1940 as amended (the "1940 Act"), as any fund other than a diversified fund. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer. As a nondiversified fund, the Fund will not be subject to this limit. The Fund, therefore, could invest in fewer issuers, which could increase the relative adverse effect on the portfolio that one or a few poor performing investments could potentially have. However, under the federal tax law, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in any single issuer.


   As noted above, the Fund may invest up to 10% of its total assets in debt securities rated BB or lower by S&P or Ba or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include
(i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see the Statement of Additional Information. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Foreign Investments

Under normal conditions, the Fund will invest in the underlying securities of issuers organized under the laws of at least three different countries, including the United States. The Fund will invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to a Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting the foreign currency into U.S. dollars.

   Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

In order to protect against the effects of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. See the Statement of Additional Information.

Other Investment Policies

The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the

Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

   The Fund may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information. The Fund may enter into repurchase agreements and purchase when-issued securities.

   The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

   The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental investment restrictions. Under these restrictions the Fund may not invest in a security if the transaction would result in: (i) the Fund owning more than 10% of any class of voting securities of an issuer; or (ii) more than 25% of the Fund's assets being invested in securities of issuers in any one industry other than any energy industry (provided that the foregoing restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government). The fundamental investment restrictions set forth in this paragraph may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund.


   The Fund may not purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in securities that are illiquid, including repurchase agreements extending for more than seven days.


   For further information on these and other investment restrictions, including other nonfundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information. The investment restrictions and limitations set forth apply as of the time of the relevant investment.

   The Fund may hold up to 100% of its assets in cash or short-term securities for temporary defensive purposes when in the opinion of the Investment Manager market conditions warrant. To the extent the Fund's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Fund's investment objective. The types of short-term instruments in which the Fund may invest for temporary defensive purposes are described in the Statement of Additional Information and include short-term money market securities such as securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). For further information, see the Statement of Additional Information.

   The Investment Manager also manages the assets of other clients that, in seeking to achieve their investment objectives, may hold investments that are similar to those held by the Fund and that trade in the same markets as the Fund. It is also possible that a particular investment may be held by more than one client when the Investment Manager determines that holding such investment is in the best interests of each and the investment meets the differing investment objectives of each.


   Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 12 to 26 below.


   The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


   Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

   If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-521-6548 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

 ABA #011000028
 State Street Bank and Trust Company
 Boston, MA
 BNF = State Street Research Global Resources Fund and class of shares (A, B,
       C or D)
 AC = 99029761
 OBI = Shareholder Name
       Shareholder Account Number
       Control #K (assigned by State Street  Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment

                                       Class of Shares
                             -----------------------------------
                                 A         B        C       D
                              --------  --------  -----  -------
Minimum Initial Investment
 By Wire                       $5,000    $5,000     (a)  $5,000
 IRAs                          $2,000    $2,000     (a)  $2,000
 By Investamatic               $1,000    $1,000     (a)  $1,000
 All Other                     $2,500    $2,500     (a)  $2,500
Minimum Subsequent Investment
 By Wire                       $5,000    $5,000     (a)  $5,000
 IRAs                          $   50    $   50     (a)  $   50
 By Investamatic               $   50    $   50     (a)  $   50
 All Other                     $   50    $   50     (a)  $   50

(a) Special conditions apply; contact the Distributor.


The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Check Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


   As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                                  CLASS A                       CLASS B                CLASS C             CLASS D
                       ---------------------------- ------------------------------- ------------ --------------------------
Sales Charges          Initial sales                Contingent deferred             None         Contingent deferred
                       charge at time of            sales charge of 5%                           sales charge of 1%
                       investment of up             to 2% applies to any                         applies to any shares
                       to 4.5% depending            shares redeemed within                       redeemed within one
                       on amount of                 first five years following                   year following
                       investment                   their purchase; no                           their purchase
                                                    contingent deferred
                                                    sales charge after
                                                    five years
                       On investments of $1
                       million or more, no
                       initial sales charge;
                       but contingent deferred
                       sales charge of 1%
                       applies to any shares
                       redeemed within one
                       year following their
                       purchase

Distribution Fee       None                         0.75% for first                 None         0.75% each year
                                                    eight years;
                                                    Class B shares
                                                    convert auto-
                                                    matically to
                                                    Class A shares
                                                    after eight years

Service Fee            0.25% each year              0.25% each year                 None         0.25% each year


Initial                Above described              4%                              None         1%
Commission             initial sales charge
Received               less 0.25% to 0.50%
by Selling             retained by
Dealer                 Distributor

                       On investments of $1
                       million or more,
                       0.25% to 1% paid
                       to dealer by
                       Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. In addition, Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares - Initial Sales Charges

Sales Charges


The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


                             Sales        Sales
                            Charge        Charge
                            Paid by      Paid by        Dealer
         Dollar            Investor      Investor     Concession
        Amount of           As % of      As % of        As % of
        Purchase           Purchase     Net Asset      Purchase
       Transaction           Price        Value          Price

Less than $100,000           4.50%         4.71%         4.00%

$100,000 or above but
less than $250,000           3.50%         3.63%         3.00%

$250,000 or above but
less than $500,000           2.50%         2.56%         2.00%

$500,000 or above but
less than
$1 million                   2.00%         2.04%         1.75%

                                                          See
                                                       following
$1 million and above            0%            0%      discussion


   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized dealer a commission based on the aggregate of such sales as follows:

 Amount of Sale                   Commission
 -------------------------------  -------------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%


   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


   Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs


Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.


   In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Man-ager, the Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

Class B Shares - Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


   Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                  Contingent Deferred
                                                      Sales Charge
                                                   As A Percentage Of
                                                    Net Asset Value
Redemption During                                    At Redemption
 ---------------------------------------------- ------------------------
1st Year Since Purchase                                    5%
2nd Year Since Purchase                                    4
3rd Year Since Purchase                                    3
4th Year Since Purchase                                    3
5th Year Since Purchase                                    2
6th Year Since Purchase and Thereafter                     None

   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares - Institutional; No Sales Charge


The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

   In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


   Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares - Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordi-narily closes at 4 P.M. New York City time. Assets held by the Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

   Class      Service Fee      Distribution Fee
---------- ---------------- ----------------------
   A             0.25%               None
   B             0.25%               0.75%
   C             None                None
   D             0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-521-6548 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

   The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or
(3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees


To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.


Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

   The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

    (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

    (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

    (c) All income dividends and capital gains distributions in cash.

    (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


   Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.


   For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-521-6548. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. Consult Shareholder Services before requesting an exchange or for further information.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvest-ment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Check Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

   The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.


Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;


(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

(4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

   Shareholders may redeem or exchange shares by calling toll-free 1-800-521-6548. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032, 1-617-357-7805 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-521-6548

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares

The Fund was organized in 1990 as an additional series of State Street Research Equity Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is June 30.

   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignations would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.


   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. Under the Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.


   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Fund


Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.


   The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve, sector rotation and duration, among other factors.


   The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan Life Insurance Company and are located at One Financial Center, Boston, Massachusetts 02111-2690.


   The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.

   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager will reduce its management fee payable by the Fund up to the amount of any expenses (excluding permissible items, such as brokerage commissions, Rule 12b-1 payments, interest, taxes and litigation expenses) paid or incurred in any year in excess of the most restrictive expense limitation imposed by any state in which the Fund sells shares, if any. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

   The Fund is managed by Daniel J. Rice III. Mr. Rice has managed the Fund since its inception in March 1990. Mr. Rice's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

   Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and it intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).


   The Fund declares dividends from net investment income semiannually and pays such dividends, if any, twice each year; distributions of long-term and short-term capital gain net income will generally be made on an annual basis, shortly after the end of the fiscal year in which such gains are realized (or as otherwise required for compliance with applicable tax regulations). Both dividends from net investment income and distributions of capital gain net income will be declared and paid in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the Natural Resource Funds Index compiled by Lipper Analytical Services, Inc., Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.


   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all recurring expenses, including management and distribution fees, are recognized. The calculation also reflects the maximum initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.


   The standard total return results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will also increase performance results.


   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund changes in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In evaluating the Fund's performance, consideration should be given to changes in the Fund's investment strategy in July 1995. The investment strategy of the Fund was changed to include more investments in the natural resources industries. Prior to the change, the Fund invested at least 65% of its total assets in the equity securities of companies in the energy industries. Under its current investment strategy, the Fund invests at least 65% of its total assets in the equity securities of companies in the energy and natural resources industries.


   In addition, the net asset values of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.


   Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations. Performance data for periods prior to June 1, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

[Back cover]

      STATE STREET RESEARCH
      GLOBAL RESOURCES FUND
      One Financial Center
      Boston, MA 02111

      INVESTMENT ADVISER
      State Street Research &
      Management Company
      One Financial Center
      Boston, MA 02111

      DISTRIBUTOR
      State Street Research
      Investment Services, Inc.
      One Financial Center
      Boston, MA 02111

      SHAREHOLDER SERVICES
      State Street Research
      Shareholder Services
      P.O. Box 8408
      Boston, MA 02266
      800-562-0032

      CUSTODIAN
      State Street Bank and
      Trust Company
      225 Franklin Street
      Boston, MA 02110

      LEGAL COUNSEL
      Goodwin, Procter & Hoar LLP
      Exchange Place
      Boston, MA 02109

      INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      160 Federal Street
      Boston, MA 02110

EG-611D-1196IBS           CONTROL NUMBER: 3417-961029(1197)SSR-LD


                                  [Front Cover]

                          [State Street Research logo]
                              State Street Research
                              Global Resources Fund

                                November 1, 1996

                               P R O S P E C T U S

                 State Street Research Capital Appreciation Fund
                  State Street Research Equity Investment Fund
                    State Street Research Equity Income Fund

                                    Series of

                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1996


                                TABLE OF CONTENTS
                                                                    Page

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.......................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES.......5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS......................13

TRUSTEES AND OFFICERS................................................17

INVESTMENT ADVISORY SERVICES.........................................22

PURCHASE AND REDEMPTION OF SHARES....................................24

NET ASSET VALUE......................................................27

PORTFOLIO TRANSACTIONS...............................................28

CERTAIN TAX MATTERS..................................................31

DISTRIBUTION OF SHARES OF THE FUNDS..................................34

CALCULATION OF PERFORMANCE DATA......................................40

CUSTODIAN............................................................46

INDEPENDENT ACCOUNTANTS..............................................46

FINANCIAL STATEMENTS.................................................46

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund and State Street Research Equity Income Fund dated November 1, 1996, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  1285B-96102996(1197)SSR-LD                      ET-879D-1196

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Funds' Investments" and "Limiting Investment Risk" in the Funds' Prospectus, State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund" or the "Fund"), State Street Research Equity Investment Fund (the "Equity Investment Fund" or the "Fund") and State Street Research Equity Income Fund (the "Equity Income Fund" or the "Fund") have adopted certain investment restrictions.

         All of the Funds' fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is each Fund's policy:


         (1) Equity Investment Fund and Equity Income Fund only: to invest at least 65% of its assets in equity securities and equity convertibles into equity securities;

         (2) not to invest in a security if the transaction would result in more than 5% of a Fund's total assets being invested in any one issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (3) not to invest in a security if the transaction would result in a Fund's owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (4)      not to issue senior securities;

         (5) not to underwrite or participate in the marketing of securities of other issuers, although a Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

         (6) not to purchase or sell real estate in fee simple or real estate mortgage loans;

         (7) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (8) not to lend money; however, a Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (9) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);

         (10) not to invest in oil, gas or other mineral exploration or development programs (provided that a Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (11) not to make any investment which would cause more than 25% of the value of a Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

         (12) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of a Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of a Fund's total assets. Reverse repurchase agreements occur when a Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. A Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

         The following investment restrictions may be changed with respect to any Fund by a vote of a majority of the Trustees. Under these restrictions, it is each Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

         (3) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (4) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

         (5) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of such Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (6) not to acquire any security issued by any other investment company (the "acquired company") if immediately after such acquisition the Fund and all companies controlled by the Fund, if any, would own in the aggregate (i) more than 3% of the outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the Fund's total assets or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the Fund's total assets, except to complete a merger, consolidation or other acquisition of assets;

         (7) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (8) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (9) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.


At the present time, notwithstanding clause (8) above, the Capital Appreciation Fund and the Equity Investment Fund may not invest in any warrants. Also, the Equity Income Fund has undertaken with a state securities authority that, for so long as such Fund's shares are required to be registered for sale in such state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.



                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, each Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objectives of a Fund. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect a Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which a Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         Each Fund may use options on equity securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         Each Fund may engage in transactions in call and put options on securities indices. For example, a Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, a Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, a Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by a Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by that Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Funds will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. No Fund will purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. No Fund will write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of that Fund's net assets. In addition, no Fund may establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Funds' ability to effectively hedge their securities and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

Currency Transactions

         The Funds may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to such Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


Repurchase Agreements

         The Funds may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Funds will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of a Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by a Fund will be limited to 10% of a Fund's total assets.

When-Issued Securities


         Each Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when a Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.


Rule 144A Securities

         Subject to the limitations on illiquid and restricted securities noted above, a Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them.

Swap Arrangements

         Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay such Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of a Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of a Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund's portfolio. However, a Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications


         In determining how much of a Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries               Consumer Staple           Science & Technology
----------------               ---------------           --------------------
Chemical                       Business Service          Aerospace
Diversified                    Container                 Computer Software
Electrical Equipment           Drug                        & Service
Forest Products                Food & Beverage           Electronic Components
Machinery                      Hospital Supply           Electronic Equipment
Metal & Mining                 Personal Care             Office Equipment
Railroad                       Printing & Publishing
Truckers                       Tobacco

Utility                        Energy                    Consumer Cyclical
-------                        ------                    -----------------
Electric                       Oil Refining & Marketing  Airline
Gas                            Oil Production            Automotive
Gas Transmission               Oil Service               Building
Telephone                                                Hotel & Restaurant
                                                         Photography
Other                          Finance                   Recreation
-----                          -------                   Retail Trade
Trust Certificates-            Bank                      Textile & Apparel
 Government Related Lending    Financial Service
Asset-backed--Mortgages        Insurance
Asset-backed--Credit
 Card Receivables


Other Investment Limitations

         Each Fund has undertaken with a state securities authority that, for so long as a Fund's shares are required to be registered for sale in such state, a Fund will not purchase real estate limited partnerships or make investments in oil, gas or mineral leases.


                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Funds' Prospectus, the Funds may invest in long-term and short-term debt securities. The Funds may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which a Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, a Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by a Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. A Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. A Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Equity Income Fund by applicable rating agencies results in a material decline in the overall quality of such Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of such Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                              TRUSTEES AND OFFICERS


         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 41. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 53. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and

-------------------------

* or +, see footnotes on page 19.

Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 53. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.

-------------------------

* or +, see footnotes on page 19.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 71. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 50. His principal occupation is President and Chief Investment Officer of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment
Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein,
Roe & Farnham.

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 33. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.




-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Funds' investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Record ownership of shares of the Funds as of September 30, 1996 was as follows:

            Capital Appreciation               Equity Investment              Equity Income
            --------------------               -----------------              -------------
                                   % of                            % of                           % of
Class              Holder          Class            Holder         Class         Holder           Class
-----              ------          -----            ------         -----         ------           -----


   B                                                                         Merrill Lynch         8.4

   C       Chase Manhattan         96.9       Chase Manhattan       84.4     Chase Manhattan      93.7
           Bank, N.A.                         Bank, N.A.                     Bank, N.A.

                                              Bank of New York       7.1

   D       PaineWebber              8.7       Metropolitan Life     76.7

           Merrill Lynch           42.1       Merrill Lynch         11.6     Merrill Lynch        46.5

                                              Donaldson Lufkin       6.1     Bear Stearns         12.9


The full name and address of the above institutions are:

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, New York 10010


Chase Manhattan Bank, N.A.(b)(c)
770 Broadway
New York, New York 10003


Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)
One Liberty Plaza, 165 Broadway
New York, New York 10080

Donaldson Lufkin Jenrette
Securities Corporation, Inc. (c)
P.O. Box 2052
Jersey City, New Jersey  07303

Bear Stearns Securities Corp. (c)
1 Metrotech Center North
Brooklyn, NY 11201

Bank of New York (c)
52 William Street
New York, NY 10005


PaineWebber
P.O. Box 3321
Weehawken, NJ 07087

---------------------------------

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.


(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.


(c) The respective Funds believe that each named recordholder does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.


         As of September 30, 1996, the Trustees and principal officers of the Trust as a group owned the approximate amounts of the outstanding shares of each Fund as set forth below:

                                 Class A    Class B     Class C       Class D

Capital Appreciation   [less than]1%        None        None          None
Equity Investment                None       None        None          None
Equity Income                    1.8%       None        None          None

         The Trustees were compensated as follows:


-------------------------------------------------------------------------
                                                               Total
                                                            Compensation
                                       Aggregate           From Trust and
                                     Compensation           Complex Paid
         Name of Trustee             From Trust(a)         to Trustees(b)
-------------------------------------------------------------------------

Edward M. Lamont                      $ 9,700                  $59,375
Robert A. Lawrence                    $ 9,700                  $88,875
Dean O. Morton                        $10,100                  $92,875
Thomas L. Phillips                    $ 9,700                  $59,375
Toby Rosenblatt                       $ 9,700                  $59,375
Michael S. Scott Morton               $10,900                  $96,875
Ralph F.Verni                         $     0                  $     0
Jeptha H. Wade                        $ 9,500                  $63,375


(a) For the Funds' fiscal year ended June 30, 1996. Includes compensation from multiple Series of the Trust. See "Distribution of Shares" for a listing of series.


(b) Includes compensation from 31 series, including series of Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser. "Total Compensation from Trust and Complex" is estimated for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.


                          INVESTMENT ADVISORY SERVICES


         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to each Fund. The Advisory Agreement provides that the Investment Manager shall furnish each Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.


         The advisory fee payable monthly by each Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of such Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Equity Investment Fund and the Equity Income Fund and 0.75% of the net assets of the Capital Appreciation Fund. The Distributor and its affiliates may from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to each Fund.


         The advisory fees paid by each Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows:

                                             Year ended June 30


                                   1996             1995               1994
                                   ----             ----               ----

Capital Appreciation Fund        $4,634,817       $3,124,753         $2,338,561
Equity Investment Fund             $676,177         $486,807           $385,472
Equity Income Fund                 $649,578         $521,730           $415,128


         The voluntary reduction of fees or assumption of expenses for the same periods were as follows:


                                          Year ended June 30

                                1996             1995               1994
                                ----             ----               ----


Capital Appreciation Fund       $      0       $1,056,327*          $985,266
Equity Investment Fund          $220,240         $362,010           $303,297
Equity Income Fund              $267,958         $333,725           $328,184


------------------
* For the period of July 1, 1994 through March 9, 1995; on March 10, 1995, the Distributor eliminated the voluntary assumption of fees or expenses incurred by the Capital Appreciation Fund.

         Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee for a Fund up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by such Fund in any fiscal year which exceed specified percentages of the average daily net assets of such Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to each Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Funds, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which a Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Funds are distributed by the Distributor. The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of a Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.


         Class C Shares - Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, a Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, a Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, a Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset value of the shares of each Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of a Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by a Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         A Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Funds' portfolio turnover rates for the fiscal years ended June 30, 1995 and 1996, respectively, were as follows: Capital Appreciation Fund, 217.28% and 279.55%, Equity Investment Fund, 47.93% and 44.44%, and Equity Income Fund, 67.50% and 111.13%.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1996, for the Capital Appreciation Fund was significantly higher than that for the previous fiscal year because of volalility in the markets for aggressive securities and the resultant transactions to protect the Fund as well as to take profits and take advantage of buying opportunities.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1996 for the Equity Income Fund was significantly higher than that for the previous fiscal year because of transactions to reposition the Fund to be more defensive in light of economic expectations as compared to its more cyclical positioning before.


Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Funds, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Funds occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modeling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Funds in secondary trading during the last three fiscal years were as follows:

                                            Fiscal Year ended June 30

                                  1996             1995               1994
                                  ----             ----               ----

Capital Appreciation Fund       $2,271,335       $2,090,474         $1,119,166
Equity Investment Fund            $107,458          $90,811            $95,640
Equity Income Fund                $296,364         $175,736           $192,943


The Investment Manager believes the amount of brokerage commissions paid by the Equity Income Fund during the fiscal year ended June 30, 1996, was significantly higher than during the previous year because of transactions to reposition the Fund to be more defensive in light of economic expectations as compared to its more cyclical positioning before.

         During and at the end of its most recent fiscal year, no Fund held in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of such Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.



                               CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- in General

         Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although they cannot give complete assurance that they will do so. Accordingly, a Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which a Fund may sell securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If a Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by a Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of such Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Funds' Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section

1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for such Fund to make the distributions required for such Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by a Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that such Fund pays the dividend during January of the following calendar year.

         Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUNDS


         State Street Research Equity Trust is currently comprised of the following series: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund, and State Street Research Global Resources Fund. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Funds. Shares of the Funds are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Funds on a continuous basis at an offering price which is based on the net asset value per share of the applicable Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows:


                                        Year ended June 30
                              1996             1995               1994
                              ----             ----               ----
Capital Appreciation Fund   $1,756,768       $1,130,659         $1,714,899
Equity Investment Fund        $142,027          $76,485            $89,774
Equity Income Fund            $161,679          $97,853           $239,481


         For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers:

                                          Year ended June 30
                                 1996            1995               1994
                                 ----            ----               ----
Capital Appreciation Fund       $206,221         $129,102           $195,517
Equity Investment Fund           $17,387           $9,124            $10,445
Equity Income Fund               $20,463          $11,212            $28,320


         The differences in the price at which the Funds' Class A shares are offered due to scheduled variations in sales charges, as described in the Funds' Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Funds are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Funds reserve the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Funds and paid initial commissions to securities dealers for sales of such Class A, Class B and Class D shares as follows:



                              Fiscal Year Ended             Fiscal Year Ended               Fiscal Year Ended
                                June 30, 1996                    June 30, 1995                June 30, 1994
                        -----------------------------    ------------------------------  ------------------------------
                         Contingent                       Contingent                     Contingent
                          Deferred       Commissions       Deferred       Commissions      Deferred       Commissions
                        Sales Charges  Paid to Dealers   Sales Charges  Paid to Dealers  Sales Charges  Paid to Dealers
                        -------------  ---------------   -------------  ---------------  -------------  ---------------
Capital Appreciation  Fund
     Class A             $      0         $1,550,547       $  2,653       $1,001,557         $     0       $1,519,382
     Class B             $378,749         $2,284,643       $394,360       $1,033,301         $62,521       $1,424,770
     Class D             $  1,900         $   26,860       $    305       $        0         $   148       $   19,784


Equity Investment Fund
     Class A             $      0         $  124,640       $      0       $   67,361         $     0       $   79,329
     Class B             $ 40,509         $  220,242       $ 18,766       $   57,654         $ 3,372       $   74,304
     Class D             $     39         $      876       $    260       $        0         $     0       $      586

Equity Income Fund
     Class A             $      0         $  141,216       $    265       $   86,641         $     0       $   211,161
     Class B             $ 65,434         $  271,051       $ 50,949       $  130,203         $ 7,538       $   286,536
     Class C             $     39         $    3,592       $    632       $        0         $     0       $     7,655


         Each Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Funds may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Funds, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended June 30, 1996, the Funds paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Funds as follows:

Capital Appreciation Fund

                                         Class A         Class B     Class D
                                        --------     ----------       -------
Advertising                             $  1,511     $   29,930       $     0

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                586         11,616             0

Compensation to dealers                  852,361      1,063,736        52,599

Compensation to sales                      6,393        126,652             0
 personnel

Interest                                       0              0             0

Carrying or other
 financing charges                             0              0             0

Other expenses:  marketing; general        3,599         71,298             0
                                        --------     ----------       -------

Total fees                              $864,450     $1,303,232       $52,599
                                        ========     ==========       =======

Equity Investment Fund

                                          Class A       Class B      Class D
                                          --------     --------     --------
Advertising                               $    107     $  1,357     $    775

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                   42          528          302

Compensation to dealers                     87,245       78,524        1,694

Compensation to sales
 personnel                                     481        6,102        3,485

Interest                                         0            0            0

Carrying or other
 financing charges                               0            0            0

Other expenses:  marketing; general            258        3,268        1,867
                                          --------     --------     --------

Total fees                                $ 88,133     $ 89,779     $  8,123
                                          ========     ========     ========


Equity Income Fund

                                           Class A       Class B      Class D
                                          --------     --------     --------
Advertising                               $    598     $  2,002     $    420

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                  233          779          164

Compensation to dealers                     96,023      185,106        8,683

Compensation to sales
 personnel                                   2,700        9,030        1,896

Interest                                         0            0            0

Carrying or other
 financing charges                               0            0            0

Other expenses:  marketing; general          1,443        4,822        1,013
                                          --------     --------     --------

Total fees                                $100,997     $201,739     $ 12,176
                                          ========     ========     ========

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Funds.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Funds will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Funds had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data below reflects Rule 12b-1 fees and, where applicable, sales charges as follows:

                                    Rule 12b-1                                            Sales Charges
                   ----------------------------------------------------         ---------------------------------
       Class       Amount                   Period
       -----       ------                   ------
         A        0.25%        0.50% until March 10, 1995;                      Maximum 4.5% sales charge
                               0.25 thereafter                                  reflected

         B        1.00%        0.50% until June 1, 1993; 1.00%                  1- and 5-year periods reflect
                               June 1, 1993 to present; fee will reduce         a 5% and a  2% contingent
                               performance for periods after June 1, 1993       deferred sales charge,
                                                                                respectively

         C        None         0.50% until June 1, 1993;                        None
                               0% thereafter

         D        1.00%        0.50% until June 1, 1993; 1.00%                  1-year period reflects a 1%
                               June 1, 1993 to present; fee will reduce         contingent deferred sales charge
                               performance for periods after June 1, 1993

         All calculations of performance data in this section reflect the voluntary measures by the Funds' affiliates to reduce fees or expenses relating to the Funds; see "Accrued Expenses" later in this section.

Total Return

         The Funds' average annual total returns ("standard total return") of each class of shares were as follows:


                               Commencement of
                                 Operations                 Five Years                One Year
                              (August 25, 1986)                Ended                    Ended
Fund                          to June 30, 1996             June 30, 1996            June 30, 1996
----                          ----------------             -------------            -------------
                              with       without         with       without       with       without
                             subsidy     subsidy        subsidy     subsidy      subsidy     subsidy
                             -------     -------        -------     -------      -------     -------
Capital Appreciation
    Class A                    N/A*      16.55%           N/A       21.95%         N/A        18.30%
    Class B                    N/A       16.87%           N/A       22.43%         N/A        17.97%
    Class C                    N/A       17.25%           N/A       23.38%         N/A        24.28%
    Class D                    N/A       16.90%           N/A       22.66%         N/A        22.03%

Equity Investment
    Class A                 11.64%       11.23%        15.27%       14.94%       19.69%       19.24%
    Class B                 11.94%       11.53%        15.67%       15.33%       19.39%       18.91%
    Class C                 12.29%       11.86%        16.60%       16.23%       25.66%       25.18%
    Class D                 11.93%       11.51%        15.87%       15.50%       23.40%       22.93%

Equity Income
    Class A                 10.44%          N/A        14.64%          N/A       16.90%          N/A
    Class B                 10.78%          N/A        15.04%          N/A       16.60%          N/A
    Class C                 11.14%          N/A        15.99%          N/A       22.82%          N/A
    Class D                 10.78%          N/A        15.26%          N/A       20.68%          N/A


* The Fund's returns may have been increased by the voluntary reduction of fees and/or expenses by the Distributor and/or its affiliates. In the above table and below, where two figures are given, the first reflects expense reduction; the second shows what results would have been without subsidization. Where only one figure is shown, the reduction of fees and expenses was not material or a fund was not subsidized.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                n
                          P(1+T)  = ERV

Where:            P    =  a hypothetical initial payment of $1,000

                  T    =  average annual total return

                  n    =  number of years

                  ERV  =  ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by a Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield


         The annualized yield of each class of shares of the Equity Income Fund based on the month of June 1996 was as follows:

     Class A                                        1.85%
     Class B                                        1.23%
     Class C                                        2.17%
     Class D                                        1.25%

         Yield for the Equity Income Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                    a-b     6
                         YIELD = 2[(--- + 1)  -1]
                                    cd

Where:            a  =   dividends and interest earned during the period

                  b  =   expenses accrued for the period (net of voluntary
                         expense reductions by the Investment Manager)

                  c  =   the average daily number of shares outstanding during
                          the period that were entitled to receive dividends

                  d  =   the maximum offering price per share on the last day
                         of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Equity Income Fund computes the yield to maturity of each obligation held by such Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Equity Income Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Funds would have been lower.

Nonstandardized Total Return


         A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of such Fund's operations. In addition, a Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Funds' nonstandardized total returns for the six months ended June 30, 1996, without taking sales charges into account, were as follows:

                               with subsidy       without subsidy
                               ------------       ---------------
Capital Appreciation Fund
     Class A                        N/A               13.93%
     Class B                        N/A               13.55%
     Class C                        N/A               14.11%
     Class D                        N/A               13.61%

Equity Investment Fund
     Class A                      10.27%              10.07%
     Class B                       9.82%               9.62%
     Class C                      10.41%              10.21%
     Class D                       9.83%               9.63%

Equity Income Fund
     Class A                       9.66%                N/A
     Class B                       9.31%                N/A
     Class C                       9.79%                N/A
     Class D                       9.31%                N/A



Distribution Rates

         A Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by a Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rate of each class of the Equity Income Fund, based on the quarter ended June 30, 1996, was as follows:


     Class A                                        1.93%
     Class B                                        1.33%
     Class C                                        2.25%
     Class D                                        1.36%



                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


         The following financial statements are for the Funds' fiscal year ended June 30, 1996.




314791.c3
10/11/96

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

INVESTMENT PORTFOLIO
June 30, 1996

                                                             Value
                                               Shares      (Note 1)
 -------------------------------------------   -------   -------------
COMMON STOCKS 95.4%
Basic Industries 2.1%
Machinery 1.6%
Cincinnati Milacron, Inc.                      131,000   $  3,144,000
UCAR International, Inc.*                      204,800      8,524,800
                                                          ------------
                                                           11,668,800
                                                          ------------
Metal & Mining 0.5%
SGL Carbon AG ADR*                             108,000      4,131,000
                                                          ------------
Total Basic Industries                                     15,799,800
                                                          ------------
Consumer Cyclical 53.1%
Airline 5.7%
AMR Corp.*                                      78,300      7,125,300
Continental Airlines, Inc. Cl. B*              260,400     16,079,700
Delta Air Lines, Inc.                           50,700      4,208,100
TransWorld Airlines, Inc. Cv. Pfd.*+            73,400      3,624,125
UAL Corp.*                                     214,300     11,518,625
                                                          ------------
                                                           42,555,850
                                                          ------------
Automotive 1.5%
Autozone, Inc.*                                217,700      7,565,075
Danaher Corp.                                   71,200      3,097,200
Penske Motorsports, Inc.*                       15,500        410,750
                                                          ------------
                                                           11,073,025
                                                          ------------
Hotel & Restaurant 12.5%
Extended Stay America, Inc.*                   406,600     12,807,900
HFS, Inc.*                                     550,700     38,549,000
ITT Corp.                                       55,900      3,703,375
Lone Star Steakhouse & Saloon, Inc.*            47,100      1,778,025
MGM Grand, Inc.*                                79,500      3,170,063
Mirage Resorts, Inc.*                          138,400      7,473,600
Planet Hollywood International, Inc. Cl. A*     18,100        488,700
Rainforest Cafe, Inc.*                          54,500      2,725,000
Renaissance Hotel Group NV*                     63,500      1,365,250
Sun International Hotels Ltd.*                 111,100      5,388,350
Trump Hotels & Casino Resorts, Inc.*           540,800     15,412,800
                                                          ------------
                                                           92,862,063
                                                          ------------
Recreation 7.6%
American Radio Systems Corp.*                  172,200      7,404,600
Ascent Entertainment Group, Inc.*               75,700      1,911,425
Chancellor Corp. Cl. A*                         43,200      1,350,000
Clear Channel Communications, Inc.*            120,400      9,917,950
Emmis Broadcasting Corp. Cl. A*                 39,000      1,950,000
Evergreen Media Corp. Cl. A                    281,000     12,012,750
Gemstar International Group Ltd.*               73,600      2,208,000
GTech Holdings Corp.*                           92,900      2,752,162
Heftel Broadcasting Corp. Cl. A*                40,200      1,190,925
News Corp. Ltd. ADR                            222,000      5,217,000
Recreation (cont'd)
Oakley, Inc.*                                  214,200   $  9,746,100
Silver King Communications, Inc.*               24,300        729,000
                                                          ------------
                                                           56,389,912
                                                          ------------
Retail Trade 19.8%
Ann Taylor Stores Corp.*                       337,600      6,836,400
Borders Group, Inc.*                           206,000      6,643,500
BT Office Products International, Inc.*        231,900      4,145,213
Corporate Express, Inc.*                       356,500     14,260,000
Gucci Group NV*                                585,600     37,771,200
Home Depot, Inc.*                              140,900      7,608,600
Industrie Natuzzi SPA ADR                       97,000      4,971,250
Just For Feet, Inc.*                           233,850     12,364,819
Loehmann's, Inc.*                               12,700        292,100
Melville Corp.                                 226,100      9,157,050
Micro Warehouse, Inc.*                          77,100      1,542,000
Office Depot, Inc.*                            491,700     10,018,387
Price-Costco, Inc.*                            226,000      4,887,250
Staples, Inc.*                                 174,000      3,393,000
Sunglass Hut International, Inc.*              884,100     21,549,937
Western Wireless Corp. Cl. A*                   74,300      1,588,163
                                                          ------------
                                                          147,028,869
                                                          ------------
Textile & Apparel 6.0%
Authentic Fitness Corp.                         45,000        838,125
Designer Holdings Ltd.*                         20,000        532,500
Fila Holdings SPA ADR*                         190,200     16,404,750
Men's Wearhouse, Inc.*                         372,950     12,027,637
Nautica Enterprises, Inc.*                     130,000      3,737,500
Tommy Hilfiger Corp.*                          197,300     10,580,213
                                                          ------------
                                                           44,120,725
                                                          ------------
Total Consumer Cyclical                                   394,030,444
                                                          ------------
Consumer Staple 19.3%
Business Service 7.7%
Apache Medical Systems, Inc.*                   55,900        698,750
Fritz Companies, Inc.*                          85,000      2,741,250
HBO & Co.                                      247,000     16,734,250
MetroMail Corp.*                                32,600        729,425
Republic Waste Industries, Inc.*++             420,800     11,782,737
Republic Waste Industries, Inc.*               760,400     22,146,650
U.S. Office Products Co.*                       45,500      1,911,000
Xeikon NV ADR*                                  22,400        254,800
                                                          ------------
                                                           56,998,862
                                                          ------------
Drug 5.9%
Centocor Corp.*                                121,200      3,620,850
Cephalon, Inc.*                                147,000      2,903,250
Eli Lilly & Co.                                164,300     10,679,500
Entremed, Inc.*                                106,600      1,599,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND


                                                             Value
                                               Shares      (Note 1)
 -------------------------------------------   -------   -------------
Drug (cont'd)
Express Scripts, Inc. Cl. A*                    42,100   $  1,936,600
Liposome Company, Inc.*                        305,100      5,720,625
Magainin Pharmaceuticals, Inc.*                112,400      1,180,200
Matrix Pharmaceuticals, Inc.*                   55,000        990,000
Myriad Genetics, Inc.*                          20,300        507,500
Pfizer, Inc.                                   202,500     14,453,438
                                                          ------------
                                                           43,590,963
                                                          ------------
Food & Beverage 2.6%
Boston Beer Company, Inc. Cl. A*                 5,600        134,400
Boston Chicken, Inc.*                          305,900      9,941,750
Pete's Brewing Co.*                             11,900        178,500
Starbucks Corp.*                               331,800      9,373,350
                                                          ------------
                                                           19,628,000
                                                          ------------
Hospital Supply 2.2%
Caremark International, Inc.*                   94,400      2,383,600
Cardiothoracic Systems, Inc.*                   21,400        283,550
Guidant Corp.                                   73,700      3,629,725
MedPartners/Mullikin, Inc.*                    181,800      3,795,075
Medtronic, Inc.                                 57,700      3,231,200
Neopath, Inc.*                                 127,500      3,219,375
                                                          ------------
                                                           16,542,525
                                                          ------------
Personal Care 0.3%
Polymer Group, Inc.*                           117,100      2,049,250
                                                          ------------
Printing & Publishing 0.6%
CKS Group, Inc.*                                 5,700        183,825
Hollinger International, Inc.*                 176,300      2,005,413
The Providence Journal Co. Cl. A*               58,200        894,825
World Color Press, Inc.*                        60,400      1,532,650
                                                          ------------
                                                            4,616,713
                                                          ------------
Total Consumer Staple                                     143,426,313
                                                          ------------
Energy 0.4%
Oil 0.2%
Chesapeake Energy Corp.*                        16,200      1,455,975
                                                          ------------
Oil Service 0.2%
Varco International, Inc.*                      67,500      1,223,438
                                                          ------------
Total Energy                                                2,679,413
                                                          ------------
Finance 0.8%
Financial Service 0.1%
First USA Paymentech, Inc.*                      8,600        344,000
                                                          ------------
Insurance 0.7%
W.R. Berkley Corp.                              34,500      1,440,375
Everest Reinsurance Holdings, Inc.             152,200      3,938,175
                                                          ------------
                                                            5,378,550
                                                          ------------
Total Finance                                               5,722,550
                                                          ------------
Science & Technology 15.2%
Computer Software & Service 12.1%
ADFlex Solutions, Inc.*                         41,000   $    451,000
Ascend Communications, Inc.*                   252,500     14,203,125
Cascade Communications Corp.*                  293,600     19,964,800
Checkfree Corp.*                                20,500        407,438
Checkpoint Software Technologies Ltd.*          36,700        880,800
CompuServe Corp.*                               35,400        747,825
Dassault Systemes S.A. ADR*                     22,500        697,500
Datastream Systems, Inc.*                       86,700      3,056,175
Fore Systems, Inc.*                            176,400      6,372,450
Geoworks*                                      166,200      5,900,100
Madge Networks NV*                              20,500        297,250
Microsoft Corp.*                                98,000     11,772,250
Open Market, Inc.*                              10,600        258,375
Open Text Corp.*                               134,600      1,396,475
OpenVision Technologies, Inc.*                  27,800        340,550
Parametric Technology Corp.*                   168,300      7,300,012
SS&C Technologies, Inc.*                         8,600        131,150
Triple P N.V.*                                 145,600        891,800
Westell Technologies, Inc.*                    182,500      7,163,125
Western Digital Corp.*                         274,400      7,168,700
Yahoo, Inc.*                                     7,300        153,300
                                                          ------------
                                                           89,554,200
                                                          ------------
Electronic Components 1.4%
Affymetrix, Inc.*                                6,100         93,025
CHS Electronics, Inc.*                          49,700        670,950
Sanmina Holdings, Inc.*                        360,300      9,728,100
                                                          ------------
                                                           10,492,075
                                                          ------------
Electronic Equipment 0.7%
Lucent Technologies, Inc.*                      47,000      1,780,125
Octel Communications Corp.*                    159,800      3,156,050
Thermo Optek Corp.*                             42,200        548,600
                                                          ------------
                                                            5,484,775
                                                          ------------
Office Equipment 1.0%
Dell Computer Corp.*                            80,200      4,080,175
3Com Corp.*                                     74,000      3,385,500
                                                          ------------
                                                            7,465,675
                                                          ------------
Total Science & Technology                                112,996,725
                                                          ------------
Utility 4.5%
Telephone 4.5%
ADC Telecommunications, Inc.*                  194,100      8,734,500
Brooks Fiber Properties, Inc.*                  24,000        792,000
Excel Communications, Inc.*                     19,500        526,500
McLeod, Inc.*                                   47,200      1,132,800
Newbridge Networks Corp.*                      270,800     17,737,400

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

                                                         Value
                                             Shares    (Note 1)
 -----------------------------------------   ------   -----------
Telephone (cont'd)
Omnipoint Corp.*                             88,300  $  2,301,319
Teleport Communications Group Inc. Cl. A*    93,900     1,796,307
                                                       ----------
                                                       33,020,826
                                                       ----------
Total Utility                                          33,020,826
                                                       ----------
Total Common Stocks (Cost $536,597,165)               707,676,071
                                                       ----------

                                        Principal    Maturity
                                          Amount       Date
 -------------------------------------  ----------   --------   -------------
Commercial Paper 6.2%
American Express Credit Corp., 5.39%     5,043,000   7/3/1996      5,043,000
American General Finance Corp., 5.37%   10,000,000   7/2/1996     10,000,000
Chevron Oil Finance Co., 5.35%          10,000,000   7/3/1996     10,000,000
Ford Motor Credit Co., 5.32%             3,845,000   7/1/1996      3,845,000
General Electric Capital Corp., 5.37%    4,226,000   7/8/1996      4,226,000
Philip Morris Cos., Inc., 5.40%          7,991,600   7/8/1996      7,991,600
Wal-Mart Stores, Inc., 5.30%             4,800,000   7/1/1996      4,800,000
                                                                 ------------
Total Commercial Paper
  (Cost $45,905,600)                                              45,905,600
                                                                 ------------
Total Investments (Cost
  $582,502,765)--101.6%                                          753,581,671
Cash and Other Assets, Less
  Liabilities--(1.6%)                                            (11,574,323)
                                                                 ------------
Net Assets--100.0%                                              $742,007,348
                                                                 ============
Federal Income Tax Information:
At June 30, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $582,643,711 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost                                                   $187,263,790
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost over
  value                                                       (16,325,830)
                                                              ------------
                                                             $170,937,960
                                                              ============
 *Nonincome-producing securities
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

 +Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1996 were $3,670,000 and $3,624,125
  (0.49% of net assets), respectively.

++Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. At June 30, 1996 there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at June 30, 1996 were $8,051,200 and $11,782,737 (1.59% of net assets), respectively.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996

Assets
Investments, at value (Cost $582,502,765) (Note 1)         $ 753,581,671
Cash                                                               2,744
Receivable for fund shares sold                                  784,827
Dividends and interest receivable                                134,897
Receivable for securities sold                                     3,638
Other assets                                                      10,662
                                                            ------------
                                                             754,518,439
Liabilities
Payable for securities purchased                              10,869,382
Accrued transfer agent and shareholder services (Note
  2)                                                             460,713
Accrued management fee (Note 2)                                  439,389
Payable for fund shares redeemed                                 384,775
Accrued distribution and service fees (Note 4)                   222,853
Accrued trustees' fees (Note 2)                                    9,194
Other accrued expenses                                           124,785
                                                            ------------
                                                              12,511,091
                                                            ------------
Net Assets                                                 $ 742,007,348
                                                            ============
Net Assets consist of:
 Unrealized appreciation of investments                     $171,078,906
 Accumulated net realized gain                                15,502,627
 Shares of beneficial interest                               555,425,815
                                                            ------------
                                                           $ 742,007,348
                                                            ============
Net Asset Value and redemption price per share of Class
  A shares ($395,050,410 / 30,956,126 shares of
  beneficial interest)                                            $12.76
                                                            ============
Maximum Offering Price per share of Class A shares
  ($12.76 / .955)                                                 $13.36
                                                            ============
Net Asset Value and offering price per share of
  Class B shares ($172,213,335 / 13,791,209 shares of
  beneficial interest)*                                           $12.49
                                                            ============
Net Asset Value, offering price and redemption price
  per share of Class C shares ($167,623,763 / 12,954,795
  shares of beneficial interest)                                  $12.94
                                                            ============
Net Asset Value and offering price per share of
  Class D shares ($7,119,840 / 568,664 shares
  of beneficial interest)*                                        $12.52
                                                            ============

   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS
For the year ended June 30, 1996

Investment Income
Dividends, net of foreign taxes of $37,170            $   2,490,531
Interest                                                  1,253,968
                                                        -----------
                                                          3,744,499
Expenses
Management fee (Note 2)                                   4,634,817
Transfer agent and shareholder services (Note 2)          1,920,686
Custodian fee                                               182,610
Reports to shareholders                                     159,558
Registration fees                                            95,313
Service fee--Class A (Note 4)                               864,450
Distribution and service fees--Class B (Note 4)           1,303,232
Distribution and service fees--Class D (Note 4)              52,599
Trustees' fees (Note 2)                                      32,189
Audit fee                                                    26,970
Legal fees                                                    5,763
Miscellaneous                                                26,497
                                                        -----------
                                                          9,304,684
                                                        -----------
Net investment loss                                      (5,560,185)
                                                        -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (Notes 1 and 3)         73,266,361
Net unrealized appreciation of investments               61,608,747
                                                        -----------
Net gain on investments                                 134,875,108
                                                        -----------
Net increase in net assets resulting from
  operations                                           $129,314,923
                                                        ===========

STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended June 30
                                 ----------------------------
                                     1996           1995
 -----------------------------   ------------   -------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss             $  (5,560,185)  $ (3,720,060)
Net realized gain on
  investments*                     73,266,361     12,149,840
Net unrealized appreciation
  of investments and foreign
  currency                         61,608,747    111,117,329
                                  -----------    ------------
Net increase resulting from
  operations                      129,314,923    119,547,109
                                  -----------    ------------
Distributions from net realized gains:
 Class A                          (34,354,819)   (11,280,742)
 Class B                          (12,773,915)    (2,571,808)
 Class C                          (13,218,452)    (3,080,510)
 Class D                             (510,505)      (112,508)
                                  -----------    ------------
                                  (60,857,691)   (17,045,568)
                                  -----------    ------------
Net increase from fund share
  transactions (Note 5)           173,255,282     52,338,022
                                  -----------    ------------
Total increase in net assets      241,712,514    154,839,563
Net Assets
Beginning of year                 500,294,834    345,455,271
                                  -----------    ------------
End of year                     $ 742,007,348   $500,294,834
                                  ===========    ============
* Net realized gain for
  Federal income tax purposes
  (Note 1)                      $  73,389,253   $ 12,055,176
                                  ===========    ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 1996

Note 1
State Street Research Capital Appreciation Fund, formerly MetLife-State Street Research Capital Appreciation Fund (the "Fund"), is a series of State Street Research Equity Trust, formerly MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund seeks to achieve maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations. Current income is not a consideration in the selection of investments for the Fund.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1996, the Fund has designated as long-term 68% of the distributions from net realized gains.

   Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the report period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1996, the fees pursuant to such agreement amounted to $4,634,817.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $664,771.

The fees of the Trustees not currently affiliated with the Adviser amounted to $32,189 during the year ended June 30, 1996.

Note 3
For the year ended June 30, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,542,111,417 and $1,459,422,684, respectively.

Note 4
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1996, fees pursuant to such plan amounted to $864,450, $1,303,232 and $52,599 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $206,221 and $1,397,367, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $1,991,783 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $378,749 and $1,900 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At June 30, 1996, the Distributor owned 7,172 Class A shares of the Fund.

Share transactions were as follows:

                                                                    Year ended June 30
                                                 --------------------------------------------------------
                                                            1996                         1995
                                                 --------------------------   ---------------------------
Class A                                            Shares        Amount         Shares         Amount
 ---------------------------------------------   -----------   ------------   -----------   -------------
Shares sold                                       8,509,488   $ 103,271,609    6,331,406    $ 61,983,784
Issued upon reinvestment of distributions
  from net realized gains                         3,045,717      33,519,586    1,183,334      10,907,541
Shares repurchased                               (6,333,177)    (77,140,136)  (7,177,882)    (70,964,079)
                                                  ----------    -----------    ----------    ------------
Net increase                                      5,222,028   $  59,651,059      336,858    $  1,927,246
                                                  ==========    ===========    ==========    ============
Class B                                               Shares        Amount        Shares          Amount
 ---------------------------------------------    ----------    -----------    ----------    ------------
Shares sold                                       6,634,276   $  79,295,183    4,108,923    $ 40,145,257
Issued upon reinvestment of distributions
  from net realized gains                         1,158,748      12,504,495      276,437       2,529,368
Shares repurchased                               (2,182,710)    (26,185,464)  (1,642,379)    (16,155,301)
                                                  ----------    -----------    ----------    ------------
Net increase                                      5,610,314   $  65,614,214    2,742,981    $ 26,519,324
                                                  ==========    ===========    ==========    ============
Class C                                               Shares        Amount        Shares          Amount
 ---------------------------------------------    ----------    -----------    ----------    ------------
Shares sold                                       6,363,633   $  78,353,974    4,381,871    $ 43,450,467
Issued upon reinvestment of distributions
  from net realized gains                         1,187,191      13,211,134      324,761       3,010,459
Shares repurchased                               (3,763,939)    (45,981,872)  (2,379,730)    (23,674,364)
                                                  ----------    -----------    ----------    ------------
Net increase                                      3,786,885   $  45,583,236    2,326,902    $ 22,786,562
                                                  ==========    ===========    ==========    ============
Class D                                               Shares        Amount        Shares          Amount
 ---------------------------------------------    ----------    -----------    ----------    ------------
Shares sold                                       1,631,034   $  19,873,515      228,040    $  2,226,133
Issued upon reinvestment of distributions
  from net realized gains                            42,662         461,756       11,168         102,407
Shares repurchased                               (1,461,059)    (17,928,498)    (125,783)     (1,223,650)
                                                  ----------    -----------    ----------    ------------
Net increase                                        212,637   $   2,406,773      113,425    $  1,104,890
                                                  ==========    ===========    ==========    ============

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                               Class A
                                        -----------------------------------------------------
                                                         Year ended June 30
                                        -----------------------------------------------------
                                        1996**     1995**       1994       1993       1992
 ------------------------------------   --------   --------   --------   --------   ---------
Net asset value, beginning of year     $  11.52   $   9.11   $  10.42   $   8.33    $   6.55
Net investment loss*                       (.10)      (.09)      (.04)      (.05)       (.05)
Net realized and unrealized gain
  (loss) on investments                    2.63       2.95        .09       2.81        1.83
Distributions from net realized
  gains                                   (1.29)      (.45)     (1.36)      (.67)       --
                                         -------    -------    -------    -------    --------
Net asset value, end of year           $  12.76   $  11.52   $   9.11   $  10.42    $   8.33
                                         =======    =======    =======    =======    ========
Total return                              23.87%+    32.56%+    (0.28)%+   35.78%+     27.03%+
Net assets at end of year (000s)       $395,050   $296,471   $231,356   $183,886    $116,687
Ratio of operating expenses to
  average net assets*                      1.40%      1.55%      1.50%      1.50%       1.50%
Ratio of net investment loss to
  average net assets*                     (0.79)%    (0.87)%    (0.81)%    (0.63)%     (0.71)%
Portfolio turnover rate                  279.55%    217.28%    147.73%    135.17%     128.10%
Average commission rate@               $  .0266        --         --         --          --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year                                      --      $   .03    $   .02    $   .01     $  .01

                                                             Class B
                                        -------------------------------------------------
                                                                            June 1, 1993
                                                                            (Commencement
                                                                                 of
                                                                             Share Class
                                               Year Ended June 30            Designations)
                                        ---------------------------------         to
                                        1996**    1995**         1994       June 30, 1993
 ------------------------------------    ------    -------    -----------    ------------
Net asset value, beginning of year     $  11.38   $  9.05      $ 10.41         $ 10.44
Net investment loss*                       (.22)     (.15)        (.06)           (.00)
Net realized and unrealized gain
  (loss) on investments                    2.62      2.93          .06            (.03)
Distributions from net realized
  gains                                   (1.29)     (.45)       (1.36)           --
                                         ------    -------    -----------     -----------
Net asset value, end of year           $  12.49   $ 11.38      $  9.05         $ 10.41
                                         ======    =======    ===========     ============
Total return                              22.97%+   31.86%+      (0.83)%+        (0.29)%+++
Net assets at end of year (000s)       $172,213   $93,088      $49,236          $2,790
Ratio of operating expenses to
  average net assets*                      2.15%     2.15%        2.00%           2.00%++
Ratio of net investment loss to
  average net assets*                     (1.53)%   (1.47)%      (1.29)%         (0.95)%++
Portfolio turnover rate                  279.55%   217.28%      147.73%         135.17%
Average commission rate@               $  .0266      --           --              --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year                                        --   $   .02      $   .02         $   .00

                                                          Class C
                                    ---------------------------------------------------

                                          Year ended June 30
                                     -----------------------------
                                                                        June 1, 1993
                                                                      (Commencement of
                                                                        Share Class
                                                                      Designations) to
                                     1996**     1995**      1994       June 30, 1993
 ---------------------------------   --------   --------   -------  -------------------
Net asset value, beginning of
  year                               $  11.64   $   9.16   $ 10.42        $ 10.44
Net investment income (loss)*            (.08)      (.05)     (.02)           .00
Net realized and unrealized gain
  (loss) on investments                  2.67       2.98       .12           (.02)
Distributions from net realized
  gains                                 (1.29)      (.45)    (1.36)          --
                                      -------    -------    ------        -------
Net asset value, end of year         $  12.94   $  11.64   $  9.16        $ 10.42
                                      =======    =======    ======        =======
Total return                            24.28%+    33.06%+    0.25%+        (0.19)%+++
Net assets at end of year (000s)     $167,624   $106,675   $62,662        $37,826
Ratio of operating expenses to
  average net assets*                    1.15%      1.15%     1.00%          1.00%++
Ratio of net investment income
  (loss) to average net assets*         (0.54)%    (0.46)%   (0.30)%         0.50%++
Portfolio turnover rate                279.55%    217.28%   147.73%        135.17%
Average commission rate@             $  .0266       --         --             --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                              --      $    .02   $   .02        $   .00

                                                          Class D
                                    ---------------------------------------------------

                                                                          June 1, 1993
                                                                         (Commencement
                                                                               of
                                                                          Share Class
                                             Year Ended June 30           Designations)
                                     ---------------------------------         to
                                     1996**    1995**         1994       June 30, 1993
 ---------------------------------   -------   --------   ------------  ---------------
Net asset value, beginning of
  year                               $ 11.41   $  9.07      $ 10.41         $ 10.44
Net investment income (loss)*           (.21)     (.15)        (.07)           (.01)
Net realized and unrealized gain
  (loss) on investments                 2.61      2.94          .09            (.02)
Distributions from net realized
  gains                                (1.29)     (.45)       (1.36)           --
                                      ------    -------     ---------       -------
Net asset value, end of year         $ 12.52   $ 11.41      $  9.07         $ 10.41
                                      ======    =======     =========       =======
Total return                           23.03%+   31.79%+      (0.61)%+        (0.29)%+++
Net assets at end of year (000s)     $ 7,120   $ 4,061      $ 2,201         $   623
Ratio of operating expenses to
  average net assets*                   2.15%     2.15%        2.00%           2.00%++
Ratio of net investment income
  (loss) to average net assets*        (1.54)%   (1.47)%      (1.29)%         (1.10)%++
Portfolio turnover rate               279.55%   217.28%      147.73%         135.17%
Average commission rate@             $ .0266      --           --              --
*Reflects voluntary assumption of
 fees or expenses per share in
 each year                                --   $   .02      $   .02         $   .00

 ** Per-share figures have been calculated using the average shares method.

 ++ Annualized.

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower for each of the years in the four year period ended June 30, 1995 if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ For the year ended June 30, 1996, the Fund has elected to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Capital Appreciation Fund (formerly MetLife-State Street Research Capital Appreciation Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
August 9, 1996

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Capital Appreciation Fund's performance was driven by a stock-investing environment that featured low inflation, strong corporate profits and economic growth. The Fund benefited from holdings in a number of industry sectors, most notably, retail and textile/apparel, computer software and service, hotel and restaurant and recreation, and airline stocks. Returns were good from a historical standpoint, but the Fund underperformed its peer group over the past year. Capital Appreciation Fund proved to be a stronger performer in the second half of the period, beating the average total return for its Lipper category.

Fund management made a number of changes to the Fund, including reducing its position in technology stocks but concentrating holdings in the area of computer software and service. As of June 30, 1996, software and service stocks represented 12.1% of the portfolio.

Capital Appreciation Fund's management added to the Fund's position in retail stocks. Retail, as of June 30, 1996, made up 19.8% of the portfolio. Textile/apparel stocks accounted for another 6% of the portfolio.

Fund management also added to the portfolio's hotel and restaurant stocks, which represented 12.5% of the portfolio as of this writing.

June 30, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. Performance reflects the maximum 4.5% "A" share front-end, or 5% "B" share or 1% "D" share contingent deferred sales charges. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                     Change In Value Of $10,000 Based On
              The S&P 500 Compared To Change In Value Of $10,000
                    Invested In Capital Appreciation Fund

Class A Shares

***********[LINE CHARTS]************

             Class A Shares
             --------------
      Average Annual Total Return
    --------------------------------
    1 Year   5 Years   Life of Fund
    -------  -------   ------------
    +18.30%  +21.95%    +16.55%
    -------------------------------

               Capital
             Appreciation        S&P
                Fund             500
                ----             ---
8/86            9550            10000
6/87            12195           12606
6/88            11777           11730
6/89            13896           14135
6/90            16305           16463
6/91            16029           17679
6/92            20362           20048
6/93            27647           22780
6/94            27569           23100
6/95            36544           29112
6/96            45269           36676
======================================

            Class B Shares
            --------------
     Average Annual Total Return
    -------------------------------
    1 Year   5 Years  Life of Fund
    -------  -------  ------------
    +17.97%  +22.43%    +16.87%
    -------  -------  ------------

               Capital
             Appreciation        S&P
                Fund             500
                ----             ---
8/86            10000           10000
6/87            12770           12606
6/88            12332           11730
6/89            14562           14135
6/90            17073           16463
6/91            16784           17679
6/92            21321           20048
6/93            28922           22780
6/94            28683           23100
6/95            37822           29112
6/96            46511           36676
======================================

            Class C Shares
            --------------
     Average Annual Total Return
    -------------------------------
    1 Year   5 Years   Life of Fund
    ------   -------   ------------
    +24.28%  +23.38%     +17.25%
    -------------------------------

               Capital
             Appreciation        S&P
                Fund             500
                ----             ---
8/86            10000           10000
6/87            12770           12606
6/88            12332           11730
6/89            14562           14135
6/90            17073           16463
6/91            16784           17679
6/92            21321           20048
6/93            28949           22780
6/94            29021           23100
6/95            38615           29112
6/96            47990           36676
=====================================

            Class D Shares
            --------------
     Average Annual Total Return
    -------------------------------
    1 Year   5 Years  Life of Fund
    ------   -------  ------------
     22.03%  +22.66%     16.90%
    -------------------------------

               Capital
             Appreciation        S&P
                Fund             500
                ----             ---
8/86           10000            10000
6/87           12770            12606
6/88           12332            11730
6/89           14562            14135
6/90           17073            16463
6/91           16784            17679
6/92           21321            20048
6/93           28922            22780
6/94           28745            23100
6/95           37883            29112
6/96           46606            36676
=====================================
*************************************
11

STATE STREET RESEARCH CAPITAL APPRECIATION FUND

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the State Street Research Capital Appreciation Fund ("Fund"), along with shareholders of other series of State Street Research Equity Trust ("Meeting"), was convened on October 20, 1995, and continued thereafter. The results of the Meeting are set forth below.


                                                     Votes (millions
                                                        of shares)
                                                     ----------------
                                                     For    Withheld
                                                     ----   ---------
1. The following persons were elected as
    Trustees:
   Edward M. Lamont                                  29.4      1.9
   Robert A. Lawrence                                29.4      1.9
   Dean O. Morton                                    29.4      1.9
   Thomas L. Phillips                                29.4      1.9
   Toby Rosenblatt                                   29.4      1.9
   Michael S. Scott Morton                           29.4      1.9
   Ralph F. Verni                                    29.4      1.9
   Jeptha H. Wade                                    29.4      1.9

                                                            Votes (millions of
                                                                  shares)
                                                            -------------------
                                                          For  Against  Abstain
                                                          ---   -----   ------
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:

   a. The policy regarding investments in
      securities of companies with less than three
      (3) years' continuous operation;                      17.4    2.1     2.8

   b. The policy regarding investments in illiquid
      securities;                                           16.7    2.4     3.3

3. The Fund's fundamental policy regarding
   investing in commodities and commodity
   contracts was amended.                                   16.9    2.2     3.3

4. The Fund's fundamental policy on lending was
   amended to clarify the permissibility of
   securities lending.                                      17.3    1.9     3.2

5. The Master Trust Agreement was amended to
   permit the Trustees to recognize, merge or
   liquidate a fund without prior shareholder
   approval.                                                21.1    6.4     3.8

6. The Master Trust Agreement was amended to
   eliminate specified time permitted between the
   record date and any shareholders meeting.                22.8    4.5     4.1

STATE STREET RESEARCH EQUITY INVESTMENT FUND

INVESTMENT PORTFOLIO
June 30, 1996

                                                        Value
                                          Shares      (Note 1)
--------------------------------------     ------   -------------
COMMON STOCKS 95.1%

Basic Industries 16.3%
Chemical 8.8%
Ciba-Geigy AG ADR                         38,500     $ 2,343,495
E.I. du Pont de Nemours & Co.             31,200       2,468,700
Monsanto Co.                             114,000       3,705,000
Rohm & Haas Co.                           38,100       2,390,775
                                                      -----------
                                                      10,907,970
                                                      -----------
Electrical Equipment 2.9%
General Electric Co.                      42,000       3,633,000
                                                      -----------
Machinery 1.9%
Case Corp.                                28,100       1,348,800
Pall Corp.                                39,400         950,525
                                                      -----------
                                                       2,299,325
                                                      -----------
Metal & Mining 2.7%
Aluminum Company of America               36,100       2,071,237
Nucor Corp.                               25,100       1,270,688
                                                      -----------
                                                       3,341,925
                                                      -----------
Total Basic Industries                                20,182,220
                                                      -----------

Consumer Cyclical 17.6%
Automotive 4.2%
Ford Motor Co.                            68,000       2,201,500
General Motors Corp.                      41,900       2,194,513
Magna International, Inc. Cl. A           16,900         777,400
                                                      -----------
                                                       5,173,413
                                                      -----------
Building 1.0%
Owens-Corning Fiberglas Corp.*            29,400       1,264,200
                                                      -----------
Hotel & Restaurant 2.0%
Mirage Resorts, Inc.*                     46,600       2,516,400
                                                      -----------
Recreation 3.2%
Comcast Corp. Cl. A                       10,600         194,775
Comcast Corp. Cl. A Special               32,100         593,850
Walt Disney Co.                           26,043       1,637,454
Mattel, Inc.                              54,288       1,553,994
                                                      -----------
                                                       3,980,073
                                                      -----------
Retail Trade 7.1%
Home Depot, Inc.                          57,400       3,099,600
Gucci Group N.V.*                         26,900       1,735,050
J.C. Penney Company, Inc.                 24,400       1,281,000
Kroger Co.*                               35,100       1,386,450
Wal-Mart Stores, Inc.                     50,600       1,283,975
                                                      -----------
                                                       8,786,075
                                                      -----------
Total Consumer Cyclical                               21,720,161
                                                      -----------

Consumer Staple 22.0%
Business Service 2.0%
Interpublic Group of Companies, Inc.      53,800     $ 2,521,875
                                                      -----------
Drug 4.5%
American Home Products Corp.              31,600       1,899,950
Eli Lilly & Co.                           25,272       1,642,680
Pfizer, Inc.                              29,200       2,084,150
                                                      -----------
                                                       5,626,780
                                                      -----------
Food & Beverage 4.6%
Anheuser-Busch, Inc.                      33,000       2,475,000
PepsiCo, Inc.                             89,200       3,155,450
                                                      -----------
                                                       5,630,450
                                                      -----------
Hospital Supply 5.3%
Baxter International, Inc.                48,000       2,268,000
Columbia/HCA Healthcare Corp.*            26,300       1,403,763
Johnson & Johnson                         26,000       1,287,000
United Healthcare Corp.                   30,800       1,555,400
                                                      -----------
                                                       6,514,163
                                                      -----------
Personal Care 2.8%
Gillette Co.                              20,800       1,297,400
Procter & Gamble Co.                      23,400       2,120,625
                                                      -----------
                                                       3,418,025
                                                      -----------
Tobacco 2.8%
Philip Morris Companies, Inc.             33,600       3,494,400
                                                      -----------
Total Consumer Staple                                 27,205,693
                                                      -----------
Energy 8.8%
Oil 5.7%
Exxon Corp.                               14,300       1,242,313
Royal Dutch Petroleum Co.                 24,600       3,782,250
Total S.A. Cl. B ADR                      55,129       2,046,664
                                                      -----------
                                                       7,071,227
                                                      -----------
Oil Service 3.1%
Halliburton Co.                           16,400         910,200
Schlumberger Ltd.                         34,000       2,864,500
                                                      -----------
                                                       3,774,700
                                                      -----------
Total Energy                                          10,845,927
                                                      -----------
Finance 8.1%
Bank 4.4%
BankAmerica Corp.                         34,100       2,583,075
Citicorp                                  35,300       2,916,662
                                                      -----------
                                                       5,499,737
                                                      -----------

The accompanying notes are an integral part of the financial statements.

Value
                                          Shares           (Note 1)
--------------------------------------      ----      -----------
Financial Service 1.6%
Federal National Mortgage Association     57,900    $  1,939,650
                                                      -----------
Insurance 2.1%
Ace Ltd.                                  19,100         897,700
American International Group, Inc.         5,650         557,231
Travelers, Inc.                           25,050       1,142,906
                                                      -----------
                                                       2,597,837
                                                      -----------
Total Finance                                         10,037,224
                                                      -----------

Science & Technology 18.5%
Aerospace 2.9%
Boeing Co.                                21,700       1,890,612
Raytheon Co.                              33,000       1,703,625
                                                      -----------
                                                       3,594,237
                                                      -----------
Computer Software & Service 7.4%
Cisco Systems, Inc.*                      50,000       2,831,250
Electronic Data Systems Corp.             39,600       2,128,500
First Data Corp.                          22,900       1,823,412
Microsoft Corp.*                          19,400       2,330,425
                                                      -----------
                                                       9,113,587
                                                      -----------
Electronic Equipment 3.8%
L.M. Ericsson Telephone Co. Cl. B ADR*    96,640       2,077,760
Lucent Technologies, Inc.*                35,300       1,336,987
Perkin-Elmer Corp.                        26,800       1,293,100
                                                      -----------
                                                       4,707,847
                                                      -----------
Office Equipment 4.4%
Diebold, Inc.                             34,650       1,671,863
Hewlett-Packard Co.                       21,700       2,161,862
International Business Machines Corp.     15,800       1,564,200
                                                      -----------
                                                       5,397,925
                                                      -----------
Total Science & Technology                            22,813,596
                                                      -----------

Utility 3.8%
Electric 0.8%
FPL Group, Inc.                           21,800       1,002,800
                                                      -----------
Telephone 3.0%
AT&T Corp.                                31,700       1,965,400
AirTouch Communications, Inc.*            61,600       1,740,200
                                                      -----------
                                                       3,705,600
                                                      -----------
Total Utility                                          4,708,400
                                                      -----------
Total Common Stocks (Cost $91,187,776)               117,513,221
                                                      -----------

                                   Principal     Maturity       Value
                                     Amount        Date        (Note 1)
-------------------------------     ---------    ---------   ------------
CONVERTIBLE BONDS 1.5%
Equitable Company, Inc. Cv.
  Sub. Deb., 6.125%               $1,191,000   12/15/2024    $  1,360,718
Price Co. Cv. Sub. Deb., 5.50%       440,000    2/28/2012         457,600
                                                               ----------
Total Convertible Bonds (Cost $1,648,785)                       1,818,318
                                                               ----------
COMMERCIAL PAPER 4.0%
American Express Credit Corp.,
  5.39%                            4,433,000    7/01/1996       4,433,000
Associates Corp. of North
  America, 5.36%                     568,000    7/03/1996         568,000
                                                               ----------
Total Commercial Paper (Cost $5,001,000)                        5,001,000
                                                               ----------
Total Investments (Cost $97,837,561)--100.6%                  124,332,539
Cash and Other Assets, Less Liabilities--(0.6)%                  (796,002)
                                                               ----------
Net Assets--100.0%                                           $123,536,537
                                                               ==========
Federal Income Tax Information:
At June 30, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $97,899,747 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                          $27,210,854
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value                                           (778,062)
                                                           -----------
                                                         $26,432,792
                                                           ===========

* Nonincome-producing securities.

  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
June 30, 1996

Assets
Investments, at value (Cost $97,837,561) (Note 1)         $124,332,539
Cash                                                             6,590
Dividends and interest receivable                              162,471
Receivable for securities sold                                 143,785
Receivable for fund shares sold                                 53,821
Receivable from Distributor (Note 3)                            53,534
Other assets                                                     5,949
                                                            -----------
                                                           124,758,689
Liabilities
Payable for securities purchased                               904,641
Accrued transfer agent and shareholder services (Note
  2)                                                            74,434
Payable for fund shares redeemed                                73,086
Accrued management fee (Note 2)                                 62,922
Accrued distribution and service fees (Note 5)                  18,129
Accrued trustees' fees (Note 2)                                  6,027
Dividends payable                                                2,310
Other accrued expenses                                          80,603
                                                            -----------
                                                             1,222,152
                                                            -----------
Net Assets                                                $123,536,537
                                                            ===========
Net Assets consist of:
 Undistributed net investment income                      $    671,546
 Unrealized appreciation of investments                     26,494,978
 Accumulated net realized gain                               7,707,953
 Shares of beneficial interest                              88,662,060
                                                            -----------
                                                          $123,536,537
                                                            ===========
Net Asset Value and redemption price per share of
  Class A shares ($39,300,231 / 2,306,216 shares of
  beneficial interest)                                          $17.04
                                                                ======
Maximum Offering Price per share of Class A shares
  ($17.04 / .955)                                               $17.84
                                                                ======
Net Asset Value and offering price per share of
  Class B shares ($13,128,567 / 777,751 shares of
  beneficial interest)*                                         $16.88
                                                                ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($70,176,849 / 4,121,645
  shares of beneficial interest)                                $17.03
                                                                ======
Net Asset Value and offering price per share of
  Class D shares ($930,890 / 55,166 shares of
  beneficial interest)*                                         $16.87
                                                                ======

   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
For the year ended June 30, 1996

Investment Income
Dividends, net of foreign taxes of $31,052             $ 1,706,929
Interest                                                   426,882
                                                         ---------
                                                         2,133,811
Expenses
Management fee (Note 2)                                    676,177
Transfer agent and shareholder services (Note 2)           327,103
Custodian fee                                               95,721
Reports to shareholders                                     50,968
Registration fees                                           47,281
Audit fee                                                   28,954
Trustees' fees (Note 2)                                     15,680
Service fee--Class A (Note 5)                               88,133
Distribution and service fees--Class B (Note 5)             89,779
Distribution and service fees--Class D (Note 5)              8,123
Legal fees                                                   4,694
Miscellaneous                                               13,934
                                                         ---------
                                                         1,446,547
Expenses borne by the Distributor (Note 3)                (220,240)
                                                         ---------
                                                         1,226,307
                                                         ---------
Net investment income                                      907,504
                                                         ---------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)        10,187,786
Net unrealized appreciation of investments              11,825,753
                                                         ---------
Net gain on investments                                 22,013,539
                                                         ---------
Net increase in net assets resulting from
  operations                                           $22,921,043
                                                         =========

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                      Year ended June 30
                                  ---------------------------
                                      1996           1995
------------------------------     -----------   ------------
Increase (Decrease) in Net Assets
Operations:
Net investment income            $    907,504    $   626,508
Net realized gain on
  investments*                     10,187,786      1,524,460
Net unrealized appreciation of
  investments                      11,825,753     11,229,657
                                    ---------      ----------
Net increase resulting from
  operations                       22,921,043     13,380,625
                                    ---------      ----------
Dividends from net investment income:
 Class A                             (248,210)      (111,024)
 Class C                             (571,956)      (535,596)
                                    ---------      ----------
                                     (820,166)      (646,620)
                                    ---------      ----------
Distributions from net realized gains:
 Class A                           (1,371,017)      (778,560)
 Class B                             (315,045)      (112,505)
 Class C                           (2,286,228)      (859,567)
 Class D                              (31,975)       (15,072)
                                    ---------      ----------
                                   (4,004,265)    (1,765,704)
                                    ---------      ----------
Net increase from fund share
  transactions (Note 6)            17,130,921      9,948,321
                                    ---------      ----------
Total increase in net assets       35,227,533     20,916,622
Net Assets
Beginning of year                  88,309,004     67,392,382
                                    ---------      ----------
End of year (including
  undistributed net investment
  income of $671,546 and
  $135,113, respectively)        $123,536,537    $88,309,004
                                    =========      ==========
* Net realized gain for
  Federal income tax purposes
  (Note 1)                       $ 10,179,814    $ 1,567,315
                                    =========      ==========

Notes to Financial Statements
June 30, 1996

Note 1

State Street Research Equity Investment Fund, formerly MetLife-State Street Research Equity Investment Fund (the "Fund") is a series of State Street Research Equity Trust, formerly MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Investment Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund.

The Fund seeks to achieve long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks of established companies with above-average prospects for growth.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


The accompanying notes are an integral part of the financial statements.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1996, the fees pursuant to such agreement amounted to $676,177.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $191,370.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,680 during the year ended June 30, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $220,240.

Note 4

For the year ended June 30, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $60,227,860 and $44,463,543, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1996, fees pursuant to such plan amounted to $88,133, $89,779 and $8,123 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $17,387 and $116,451, respectively on sales of Class A shares of the Fund during the year ended June 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $212,434 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $40,509 and $39 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1996, Metropolitan owned 42,732 Class D shares of the Fund and the Distributor owned 3,603 Class A shares of the Fund.

Share transactions were as follows:

                                        Year ended June 30
                      ------------------------------------------------------
                                 1996                         1995
                       -------------------------   -------------------------
Class A                 Shares         Amount       Shares         Amount
 ------------------    ----------    -----------    --------   -------------
Shares sold              405,624    $  6,395,709     348,182    $  4,474,313
Issued upon
  reinvestment of:
 Distributions
  from net realized
  gains                   89,924       1,331,731      60,210         746,003
 Dividends from
  net investment
  income                  14,813         236,859       7,369         105,228
Shares repurchased      (387,435)     (6,071,101)   (630,567)     (8,019,412)
                         --------      ---------      ------      -----------
Net increase
  (decrease)             122,926    $  1,893,198    (214,806)   $ (2,693,868)
                         ========      =========      ======      ===========

Class B                 Shares         Amount        Shares        Amount
 ------------------      --------      ---------      ------      -----------
Shares sold              440,639    $  6,927,207     147,104    $  1,868,350
Issued upon
  reinvestment of
  distributions
  from net realized
  gains                   20,913         307,750       9,061         111,547
Shares repurchased      (102,902)     (1,616,965)    (63,119)       (791,085)
                         --------      ---------      ------      -----------
Net increase             358,650    $  5,617,992      93,046    $  1,188,812
                         ========      =========      ======      ===========

Class C                 Shares         Amount        Shares        Amount
 ------------------      --------      ---------      ------      -----------
Shares sold            1,692,679    $ 26,954,407   1,589,454    $ 20,294,474
Issued upon
  reinvestment of:
 Distributions
  from net realized
  gains                  154,432       2,286,228      69,042         859,569
 Dividends from
  net investment
  income                  36,260         571,723      24,036         342,993
Shares repurchased    (1,302,028)    (20,281,019)   (784,881)    (10,102,310)
                         --------      ---------      ------      -----------
Net increase             581,343    $  9,531,339     897,651    $ 11,394,726
                         ========      =========      ======      ===========

Class D                 Shares         Amount        Shares        Amount
 ------------------      --------      ---------      ------      -----------
Shares sold                5,582    $     87,865       5,152    $     64,522
Issued upon
  reinvestment of
   distributions
  from net realized
  gains                    2,081          30,561       1,172          14,429
Shares repurchased        (1,906)        (30,034)     (1,525)        (20,300)
                         --------      ---------      ------      -----------
Net increase               5,757    $     88,392       4,799    $     58,651
                         ========      =========      ======      ===========

Financial Highlights
For a share outstanding throughout each year:

                                             Class A
                        ------------------------------------------------
                                       Year ended June 30
                        ------------------------------------------------
                        1996**    1995**     1994      1993       1992
 --------------------    ------    ------    ------    ------   --------
Net asset value,
  beginning of year     $14.28    $12.44    $14.52    $13.16     $11.19
Net investment
  income (loss)*           .12       .08       .01       .04        .05
Net realized and
  unrealized gain
  (loss) on
  investments             3.38      2.14       .18      2.48       1.99
Distributions from
  net investment
  income                  (.11)     (.05)     --        (.04)      (.07)
Distributions from
  net realized gains      (.63)     (.33)    (2.27)    (1.12)      --
                           ----      ----      ----      ----      ------
Net asset value, end
  of year               $17.04    $14.28    $12.44    $14.52     $13.16
                           ====      ====      ====      ====      ======
Total return             25.33%+   18.34%+    0.93%+   20.37%+    18.27%+
Net assets at end of
  year (000s)          $39,300   $31,174   $29,821   $26,933    $48,473
Ratio of operating
  expenses to
  average net
  assets*                 1.25%     1.42%     1.50%     1.50%      1.50%
Ratio of net
  investment income
  (loss) to average
  net assets*             0.79%     0.64%     0.08%     0.23%      0.43%
Portfolio turnover
  rate                   44.44%    47.93%    62.93%    92.35%     81.89%
Average commission
  rate@                  $.0331      --        --        --         --
*Reflects voluntary
 assumption of fees
 or expenses per
 share in each year
 (Note 3).                 $.03     $.06      $.04      $.02       $.02

                                                 Class B
                               -------------------------------------------
                                                              June 1, 1993
                                                             (Commencement
                                                                of Share
                                                                 Class
                                                             Designations)
                                    Year ended June 30             to
                                --------------------------
                                1996**    1995**     1994    June 30, 1993
 ---------------------------    ------    ------    ------   -------------
Net asset value, beginning
  of year                       $14.16    $12.36    $14.51       $14.78
Net investment income
  (loss)*                          .01       .01      (.02)         .00
Net realized and unrealized
  gain (loss) on investments      3.34      2.12       .14         (.26)
Distributions from net
  investment income               --        --        --           (.01)
Distributions from net
  realized gains                  (.63)     (.33)    (2.27)        --
                                  ----      ----      ----      -----------
Net asset value, end of
  year                          $16.88    $14.16    $12.36       $14.51
                                  ====      ====      ====      ===========
Total return                     24.39%+   17.70%+    0.37%+      (1.77)%+++
Net assets at end of year
  (000s)                       $13,129    $5,933    $4,029         $663
Ratio of operating expenses
  to average net assets*          2.00%     2.00%     2.00%        2.00%++
Ratio of net investment
  income (loss) to average
  net assets*                     0.05%     0.08%    (0.39)%       0.03%++
Portfolio turnover rate          44.44%    47.93%    62.93%       92.35%
Average commission rate@        $.0331      --        --            --
*Reflects voluntary
 assumption of fees or
 expenses per share in each
 year (Note 3).                   $.03      $.06      $.04         $.00

                                                 Class C
                               -------------------------------------------
                                                              June 1, 1993
                                                             (Commencement
                                                                of Share
                                                                 Class
                                                             Designations)
                                    Year ended June 30             to
                                --------------------------
                                1996**    1995**     1994    June 30, 1993
 ---------------------------    ------    ------    ------   -------------
Net asset value, beginning
  of year                       $14.27    $12.48    $14.51       $14.78
Net investment income
  (loss)*                          .17       .14       .07         (.00)
Net realized and unrealized
  gain (loss) on investments      3.37      2.15       .17         (.25)
Dividends from net
  investment income               (.15)     (.17)     --           (.02)
Distributions from net
  realized gains                  (.63)     (.33)    (2.27)        --

                                  ----      ----      ----      -----------
Net asset value, end of
  year                          $17.03    $14.27    $12.48           $14.51
                                  ====      ====      ====      ===========
Total return                     25.66%+   18.83%+    1.41%+      (1.69)%+++
Net assets at end of year
  (000s)                       $70,177   $50,503   $32,991      $18,796
Ratio of operating expenses
  to
  average net assets*             1.00%     1.00%     1.00%        1.00%++
Ratio of net investment
  income (loss) to average
  net assets*                     1.06%     1.09%     0.59%       (0.39)%++
Portfolio turnover rate          44.44%    47.93%    62.93%       92.35%
Average commission rate@        $.0331      --        --            --
*Reflects voluntary
 assumption of fees or
 expenses per share in each
 year (Note 3).                   $.03      $.06      $.06         $.00

                                                               Class D
                                             -------------------------------------------
                                                                           June 1, 1993
                                                                           (Commencement
                                                                             of Share
                                                                               Class
                                                                           Designations)
                                                 Year ended June 30             to
                                              --------------------------
                                             1996**    1995**     1994     June 30, 1993
-----------------------------------------     ------    ------    ------   -------------
Net asset value, beginning of year           $14.15    $12.36    $14.51       $14.78
Net investment income (loss)*                   .01       .01      (.05)         .00
Net realized and unrealized gain (loss)
  on investments                               3.34      2.11       .17         (.26)
Dividends from net investment income           --        --        --           (.01)
Distributions from net realized gains          (.63)     (.33)    (2.27)        --

                                               ----      ----      ----      -----------
Net asset value, end of year                 $16.87    $14.15    $12.36       $14.51
                                               ====      ====      ====      ===========
Total return                                  24.40%+   17.53%+    0.45%+      (1.77)%+++
Net assets at end of year (000s)               $931      $699      $551         $491
Ratio of operating expenses to
  average net assets*                          2.00%     2.00%     2.00%        2.00%++
Ratio of net investment income (loss) to
  average net assets*                          0.04%     0.08%    (0.41)%       0.12%++
Portfolio turnover rate                       44.44%    47.93%    62.93%       92.35%
Average commission rate@                     $.0331       --        --           --
  * Reflects voluntary assumption of
    fees or expenses per share in each
    year (Note 3).                             $.03      $.06      $.06          $.00

 ** Per-share figures have been calculated using the average shares method.

 ++ Annualized

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ For the year ended June 30, 1996, the Fund has elected to disclose its average commission rate per share paid for security trades.

Report of Independent Accountants

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Equity Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Investment Fund (formerly MetLife-State Street Research Equity Investment
Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
August 9, 1996

Management's Discussion of Fund Performance

It was a good year for Equity Investment Fund. In 1995, the Fund experienced it's second best year ever. The first half of 1996 has also brought in strong performance due to moderate economic growth, low interest rates, and low inflation. As of June 30, 1996, Class A shares of the Fund were up +25.33% for the past 12 months (does not reflect sales charge). The Lipper Analytical Services' Growth and Income category finished up +22.13% for the same time period.

Technology stocks, which were already overweighted in the portfolio, were added to over the course of the past year. The Fund's good performance can be attributed to the earnings growth in this area attributed to the push in U.S. corporations to increase productivity.

The Fund has also been focused on retail stocks in the consumer cyclical area. These holdings are coming back after a prolonged stagnant sales period. We've added to our holdings in this area.

The utilities sector in the portfolio has been underweighted due to uncertainty resulting from mergers and regulatory approvals among telephone and electric companies.

In addition, John Wilson joined State Street Research in July as the new portfolio manager for Equity Investment Fund.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance.


*************************[LINE CHARTS]***********************

                      Change in Value of
                 $10,000 Based on the S&P 500
            Compared to Change in Value of $10,000
                     Invested in the Fund

=============================================================
                        Class A Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years         Life of Fund
    +19.69%/+19.24%   +15.27%/+14.94%    +11.64%/+11.23%
-------------------------------------------------------------
                            Equity
                          Investment
                             Fund          S&P 500
                             ----          -------
             8/25/86          9550         10000
             6/30/87         12195         12606
             6/30/88         11777         11730
             6/30/89         13896         14135
             6/30/90         16305         16463
             6/30/91         16029         17679
             6/30/92         20362         20048
             6/30/93         27647         22780
             6/30/94         27569         23100
             6/30/95         36544         29112
             6/30/96         45269         36676

=============================================================
                        Class B Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years             Life of Fund
   +19.39%/+18.91%     +15.67%/+15.33%     +11.94%/+11.53%
-------------------------------------------------------------
                            Equity
                          Investment
                             Fund          S&P 500
                             ----          -------
             8/25/86         10000         10000
             6/30/87         12314         12606
             6/30/88         11469         11730
             6/30/89         13288         14135
             6/30/90         15486         16463
             6/30/91         14542         17679
             6/30/92         17198         20048
             6/30/93         20685         22780
             6/30/94         20761         23100
             6/30/95         24436         29112
             6/30/96         30396         36676

=============================================================
                        Class C Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years            Life of Fund
   +25.66%/+25.18%    +16.60%/+16.23%      +12.29%/+11.86%
-------------------------------------------------------------
                            Equity
                          Investment
                             Fund          S&P 500
                             ----          -------
             8/25/86         10000         10000
             6/30/87         12314         12606
             6/30/88         11469         11730
             6/30/89         13288         14135
             6/30/90         15486         16463
             6/30/91         14542         17679
             6/30/92         17198         20048
             6/30/93         20701         22780
             6/30/94         20992         23100
             6/30/95         24945         29112
             6/30/96         31345         36676

=============================================================
                        Class D Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years           Life of Fund
   +23.40%/+22.93%   +15.87%/+15.50%      +11.93%/+11.51%
-------------------------------------------------------------
                            Equity
                          Investment
                             Fund          S&P 500
                             ----          -------
             8/25/86         10000         10000
             6/30/87         12314         12606
             6/30/88         11469         11730
             6/30/89         13288         14135
             6/30/90         15486         16463
             6/30/91         14542         17679
             6/30/92         17198         20048
             6/30/93         20684         22780
             6/30/94         20777         23100
             6/30/95         24418         29112
             6/30/96         30377         36676

 ************************************************************

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research Equity Investment Fund ("Fund"), along with shareholders of other series of State Street Research Equity Trust ("Meeting"), was convened on October 20, 1995, and continued thereafter. The results on the proposals are set forth below.

                                                     Votes (millions
                                                        of shares)
                                                     ----------------
                                                     For    Withheld
                                                      ---   ---------
1. The following persons were elected as
   Trustees:
    Edward M. Lamont                                29.4       1.9
    Robert A. Lawrence                              29.4       1.9
    Dean O. Morton                                  29.4       1.9
    Thomas L. Phillips                              29.4       1.9
    Toby Rosenblatt                                 29.4       1.9
    Michael S. Scott Morton                         29.4       1.9
    Ralph F. Verni                                  29.4       1.9
    Jeptha H. Wade                                  29.4       1.9

                                                          Votes (millions of
                                                               shares)
                                                         -------------------
                                                        For Against   Abstain
                                                        --- -------   ------
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:

   a. The policy regarding investments in securities
      of companies with less than three (3) years'
      continuous operation;                             2.5    0.6      0.3

   b. The policy regarding investments in illiquid
      securities.                                       2.5    0.6      0.3

3. The Fund's fundamental policy regarding investing
   in commodities and commodity contracts was
   amended.                                             2.4    0.6      0.4

4. The Fund's fundamental policy on lending was
   amended to clarify the permissibility of
   securities lending.                                  2.3    0.3      0.5

5. The Master Trust Agreement was amended to permit
   the Trustees to reorganize, merge or liquidate a
   fund without prior shareholder approval.            21.1    6.4      3.8

6. The Master Trust Agreement was amended to
   eliminate specified time permitted between the
   record date and any shareholders meeting.           22.8    4.5      4.1

                    STATE STREET RESEARCH EQUITY INCOME FUND

                              Investment Portfolio

The Investment Portfolio is a detailed list of the securities owned by the Fund. The Portfolio lists the number of shares and the market value of each security issue and the percentage invested in each classification. Common stocks are listed first, and broken down by industry, then sub-industry; then preferred stocks, bonds and commercial paper follow.

                                                               Value
                                                 Shares      (Note 1)

                           COMMON STOCKS 69.1%

Basic Industries 10.7%

CHEMICAL 4.0%
IMC Global, Inc.                                  16,700   $    628,338
Mallinckrodt Group, Inc.                          16,100        625,887
Mississippi Chemical Corp.*                       45,000        900,000
Potash Corp. of Saskatchewan, Inc.                 8,000        530,000
Rohm & Haas Co.                                   27,100      1,700,525
                                                            ------------
                                                              4,384,750
                                                            ------------

DIVERSIFIED 1.7%
Johnson Controls, Inc.                             8,700        604,650
Mark IV Industries, Inc.                          21,000        475,125
Teledyne, Inc.                                    23,000        830,875
                                                            ------------
                                                              1,910,650
                                                            ------------

MACHINERY 3.6%
Briggs & Stratton Corp.                           17,000        699,125
Cooper Industries, Inc.                          127,000      2,127,250
Sundstrand Corp.                                  32,000      1,172,000
                                                            ------------
                                                              3,998,375
                                                            ------------

METAL & MINING 1.4%
Alumax, Inc.*                                     50,000      1,518,750
                                                            ------------
Total Basic Industries                                       11,812,525
                                                            ------------

Consumer Cyclical 12.9%

AUTOMOTIVE 3.2%
Exide Corp.                                       50,000      1,212,500
Federal Mogul Corp.                               47,600        874,650
Ford Motor Co.                                    29,200        945,350
General Motors Corp.                               9,000        471,375
                                                            ------------
                                                              3,503,875
                                                            ------------

BUILDING 1.6%
LaFarge Corp.                                     90,000      1,822,500
                                                            ------------

HOTEL & RESTAURANT 0.0%
Motels of America, Inc.+*                            500         40,000
                                                            ------------

RETAIL TRADE 8.1%
Federated Department Stores, Inc.*                24,000        819,000
Home Shopping Network, Inc.*                     144,200      1,730,400
Intimate Brands, Inc. Cl. A                       81,000      1,852,875
Kroger Co.*                                       25,000        987,500
Thrifty Payless Holdings, Inc. Cl. B*            120,000      2,070,000
Vons Companies, Inc.*                             40,000      1,495,000
                                                            ------------
                                                              8,954,775
                                                            ------------
Total Consumer Cyclical                                      14,321,150
                                                            ------------

Consumer Staple 10.8%

BUSINESS SERVICE 3.3%
ADT Ltd.*                                        130,000   $  2,453,750
Anacomp, Inc.*                                    10,282        108,604
Moore Corp. Ltd.                                  46,900        885,238
PageMart Nationwide, Inc.+*                        1,750         18,375
Vestar/LPA Investment Corp.+*                      3,125         37,500
Viatel, Inc.+*                                    27,075        108,300
                                                            ------------
                                                              3,611,767
                                                            ------------

FOOD & BEVERAGE 5.5%
Coca-Cola Enterprises, Inc.                      114,000      3,947,250
Whitman Corp.                                     86,000      2,074,750
                                                            ------------
                                                              6,022,000
                                                            ------------

HOSPITAL SUPPLY 1.1%
Baxter International, Inc.                        26,000      1,228,500
                                                            ------------

PRINTING & PUBLISHING 0.9%
Hollinger International, Inc. Cl. A*              93,000      1,057,875
                                                            ------------
Total Consumer Staple                                        11,920,142
                                                            ------------

Energy 8.9%

OIL 7.5%
Amerada Hess Corp.                                 8,300        445,088
Atlantic Richfield Co.                             9,200      1,090,200
Oryx Energy Co.                                   78,400      1,274,000
Repsol S.A. ADR                                   39,300      1,365,675
Total S.A. ADR                                    48,900      1,815,413
Tosco Corp.                                       46,000      2,311,500
                                                            ------------
                                                              8,301,876
                                                            ------------

OIL SERVICE 1.4%
Baker Hughes, Inc.                                13,000        427,375
Mapco, Inc.                                       20,000      1,127,500
                                                            ------------
                                                              1,554,875
                                                            ------------
Total Energy                                                  9,856,751
                                                            ------------

Finance 11.3%

BANK 4.0%
Bank of New York, Inc.                            25,000      1,281,250
Chase Manhattan Corp.*                             4,160        293,800
Fleet Financial Group, Inc.                       49,100      2,135,850
Mellon Bank Corp.                                 11,000        627,000
South Trust Corp.                                  4,000        112,500
                                                            ------------
                                                              4,450,400
                                                            ------------

6                                                                    June 1996

                                                               Value
                                                 Shares      (Note 1)

FINANCIAL SERVICE 1.2%
Federal National Mortgage Association             40,800   $  1,366,800
                                                            ------------

INSURANCE 6.1%
Ace, Ltd.                                         38,100      1,790,700
AMBAC, Inc.                                       15,000        781,875
Mid Ocean Ltd.                                    74,700      3,062,700
PMI Group, Inc.                                   25,000      1,062,500
                                                            ------------
                                                              6,697,775
                                                            ------------
Total Finance                                                12,514,975
                                                            ------------

Science & Technology 7.4%

AEROSPACE 2.1%
Boeing Co.                                        19,500      1,698,938
Sequa Corp. Cl. A*                                15,000        646,875
                                                            ------------
                                                              2,345,813
                                                            ------------

COMPUTER SOFTWARE & SERVICE 3.1%
Computervision Corp.*                            140,700      1,407,000
Western Digital Corp.*                            78,600      2,053,425
                                                            ------------
                                                              3,460,425
                                                            ------------

ELECTRONIC COMPONENTS 1.1%
AMP, Inc.                                         15,000        601,875
Thomas & Betts Corp.                              16,000        600,000
                                                            ------------
                                                              1,201,875
                                                            ------------

OFFICE EQUIPMENT 1.1%
Digital Equipment Corp.*                          10,000        450,000
Quantum Corp.*                                    50,000        725,000
                                                            ------------
                                                              1,175,000
                                                            ------------
Total Science & Technology                                    8,183,113
                                                            ------------

Utility 7.1%

ELECTRIC 2.3%
Allegheny Power Systems, Inc.                     30,000        926,250
American Electric Power, Inc.                     38,000      1,619,750
                                                            ------------
                                                              2,546,000
                                                            ------------

NATURAL GAS 2.9%
ENSERCH Corp.                                    125,000      2,718,750
TransTexas Gas Corp.*                             48,000        456,000
                                                            ------------
                                                              3,174,750
                                                            ------------

TELEPHONE 1.9%
Southern New England Telecom Corp.                50,000      2,100,000
                                                            ------------
Total Utility                                                 7,820,750
                                                            ------------
Total Common Stocks (Cost $65,562,135)                       76,429,406
                                                            ------------

                      PREFERRED STOCKS & OTHER 8.4%

Atlantic Richfield Co. Exch. Notes               110,000   $  2,681,250
Boomtown, Inc. Wts.*                                 250             13
Crown Packaging Holdings Ltd. Wts.*+               2,000            250
Gentra, Inc. Series G. Pfd.*                      65,000        785,542
Gentra, Inc. Series Q Pfd.*                       45,000        395,518
Heartland Wireless Communications, Inc. Wts.*      1,500         11,250
Intelcom Group, Inc. Pfd.#+                          500        517,500
K-III Communications Corp. Series B Exch.
  Pfd.#                                            5,448        539,352
K-III Communications Corp.
  Series C Pfd.+*                                  5,000        495,000
La Petite Holdings Co. Cum. Exch. Pfd.*           45,000      1,417,500
PageMart, Inc. Wts.*+                              3,450         20,700
SDW Holdings Corp. Wts.*+                         27,000         81,000
S.D. Warren Co. Series B Sr. Exch. Pfd.#          27,000        945,000
Sheffield Steel Corp. Wts.*                        2,500          3,750
Supermarkets General Holding Corp. Exch.
  Pfd.#                                           55,000      1,416,250
Wireless One, Inc. Wts.*                           1,500         12,000
                                                            ------------
Total Preferred Stocks & Other (Cost $8,836,046)              9,321,875
                                                            ------------

                    CONVERTIBLE PREFERRED STOCKS 5.7%

Granite Broadcasting Corp. Cum. Cv. Exch.
  Pfd.#                                           25,000      1,671,484
Salomon, Inc. Cv. Pfd.*                           45,000      1,248,750
Station Casinos, Inc. Cv. Pfd.*                   30,000      1,725,000
Tyco Toys, Inc. Series C Cv. Pfd.*               300,000      1,687,500
                                                            ------------
Total Convertible Preferred Stocks
  (Cost $4,955,625)                                           6,332,734
                                                            ------------

                                  Principal    Maturity
                                    Amount       Date

                         CONVERTIBLE BONDS 1.7%
Crown Resources Corp. Cv. Sub.
  Deb., 5.75%                      $600,000    8/27/2001       483,000
Rohr, Inc. Cv. Sub. Note, 7.75%     500,000    5/15/2004     1,000,000
Winstar Communications, Inc.,
  Sr. Sub. Cv. Note, 14.00%         650,000   10/15/2005       442,000
                                                            -----------
Total Convertible Bonds (Cost $1,373,459)                    1,925,000
                                                            -----------

7                                                                    June 1996

                             Principal       Maturity             Value
                              Amount           Date             (Note 1)

                         NON-CONVERTIBLE BONDS 14.0%
Anacomp, Inc. Sr. Sub.
  Note, 13.00%              $  177,000       6/04/2002          $169,920
Argosy Gaming Co. First
  Mortgage Note, 13.25%+       500,000       6/01/2004           506,250
Bayou Steel Corp. First
  Mortgage Note, 10.25%        150,000       3/01/2001           138,000
Belle Casinos, Inc.
  First Mortgage Notes,
  12.00%+@                     175,000      10/15/2000            66,500
Carrols Merger Corp. Sr.
  Notes, 11.50%                250,000       8/15/2003           252,500
Celcaribe S.A. Units,
  0.00% to
  3/14/98, 13.50% from
  3/15/98 to maturity+          43,000       3/15/2004           442,900
CHC Helicopter Corp. Sr.
  Sub. Notes, 11.50%           442,000       7/15/2002           417,690
Clearnet Communications,
  Inc. Units, 0.00% to
  12/14/2000, 14.75% from
  12/15/2000 to maturity        10,000      12/15/2005           613,750
Crown Packaging Holdings
  Ltd. Sr. Sub. Notes,
  0.00% to 10/31/2000,
  12.25% from 11/1/2000
  to maturity                2,000,000      11/01/2003           760,000
Dial Call
  Communications, Inc.
  Sr. Disc. Notes, 0.00%
  to 4/14/99, 12.25% from
  4/15/99 to maturity        1,000,000       4/15/2004           640,000
Echostar Communications
  Satellite Broadcast Co.
  Sr. Sec. Disc. Note,
  0.00% to 3/14/2000,
  13.125% from 3/15/2000
  to maturity+                 500,000       3/15/2004           312,500
Finlay Enterprises, Inc.
  Sr. Disc. Deb., 0.00%
  to 4/30/98, 12.00% from
  5/1/98 to maturity           250,000       5/01/2005           200,313
Haynes International,
  Inc. Sr. Sec. Notes,
  11.25%                       800,000       6/15/1998           808,000

Heartland Wireless
  Communications, Inc.
  Units, 13.00%             $  250,000       4/15/2003          $273,125
Jitney-Jungle Stores of
  America, Inc. Sr. Note,
  12.00%                       250,000       3/01/2006           254,375
La Petite Holdings Co.
  Sr. Sec. Notes, 9.625%       500,000       8/01/2001           460,000
Motels of America, Inc.
  Sr. Sub. Notes, 12.00%       500,000       4/15/2004           485,000
NS Group, Inc. Units,
  13.50%                       250,000       7/15/2003           242,500
Norcal Waste Systems,
  Inc. Sr. Sub. Note,
  12.75% to 11/14/96,
  13.00% from 11/15/96 to
  5/14/97, 13.25% from
  5/15/97 to 11/14/97,
  13.50% from 11/15/97 to
  maturity+                    250,000      11/15/2005           260,000
Packaging Resources,
  Inc. Sr. Note, 11.625%+      250,000       5/01/2003           253,750
PageMart, Inc. Sr. Disc.
  Notes, 0.00% to
  10/31/98, 12.25% from
  11/1/98 to maturity          750,000      11/01/2003           570,000
PageMart Nationwide,
  Inc. Sr. Disc. Exch.
  Notes, 0.00% to
  1/31/2000, 15.00% from
  2/1/2000 to maturity         500,000       2/01/2005           331,250
Park Newspapers, Inc.
  Sr. Note, 11.875%+           750,000       5/15/2004           757,500
Penn Traffic Co. Sr.
  Notes, 8.625%                250,000      12/15/2003           208,750
J.M. Peters, Inc. Sr.
  Notes, 12.75%                250,000       5/01/2002           232,500
Plastic Specialties and
  Technologies, Inc. Sr.
  Note, 11.25%                 500,000      12/01/2003           480,000
Presidio Oil Co. Sr.
  Sub. Gas Indexed Notes,
  13.30%@                      400,000       7/15/2002           297,000
Presidio Oil Co. Sr.
  Sec. Notes, 11.50%@          650,000       9/15/2000           653,250
Ralphs Grocery Co. Sr.
  Note, 10.45%                 500,000       6/15/2004           490,000
Renco Metals, Inc. Sr.
  Note, 11.50%                 500,000       7/01/2003           500,000


8                                                                    June 1996

Seven-Up/RC Bottling Co.
  of Southern California,
  Inc., 11.50%@            $   250,000      8/01/1999        $    168,750
Sheffield Steel Corp.
  First Mortgage Note,
  12.00%                       500,000      11/01/2001             435,000
Spanish Broadcasting
  Systems, Inc. Sr. Note,
  7.50%                        500,000       6/15/2002             500,312
Star Markets Co. Sr.
  Sub. Note, 13.00%            250,000      11/01/2004             260,000
TransTexas Gas Corp. Sr.
  Notes, 11.50%                500,000       6/15/2002             497,500
U.S.A. Mobile
  Communications, Inc.
  Sr. Notes, 14.00%            250,000      11/01/2004             285,000
Viatel, Inc. Sr. Disc.
  Note, 0.00% to
  1/14/2000, 15.00% from
  1/15/2000 to maturity        750,000       1/15/2005             420,000
Winstar Communications,
  Inc. Units, 0.00% to
  10/14/2000, 14.00% from
  10/15/2000 to maturity       550,000      10/15/2005             302,500
Wireless One, Inc. Sr.
  Disc. Note, 13.00%           500,000      10/15/2003             521,250
                                                              ---------------
Total Non-Convertible Bonds (Cost $15,612,552)                  15,467,635
                                                              ---------------

                            COMMERCIAL PAPER 1.9%
American Express Credit
  Corp., 5.32%                 465,000       7/01/1996             465,000
American Express Credit
  Corp., 5.39%               1,445,000       7/03/1996           1,445,000
Household Finance Corp.,
  5.25%                        146,000       7/01/1996             146,000
                                                              ---------------
Total Commercial Paper (Cost $2,056,000)                         2,056,000
                                                              ---------------
Total Investments (Cost $98,395,817)--100.8%                   111,532,650
Cash and Other Assets, Less Liabilities--(0.8)%                   (841,758)
                                                              ---------------
Net Assets--100.0%                                            $110,690,892
                                                              ===============
Federal Income Tax Information:
At June 30, 1996, the net unrealized
  appreciation of investments based on cost for
  Federal income tax purposes of $98,469,592
  was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost                          $15,519,830
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value                           (2,456,772)
                                                   -----------
                                                  $13,063,058
                                                   ===========

* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

# Payments of income may be made in cash or in the form of additional securities.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1996 was $3,894,287 and $3,918,025 (3.54%
  of net assets), respectively.

@ Security is in default.


9                                                                    June 1996

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996

The Statement of Assets and Liabilities is the Fund's balance sheet. Assets are anything of value owned by the Fund; liabilities are claims against the assets of the Fund. The Net Asset Value is the market value of each Fund share.

ASSETS
Investments, at value (Cost $98,395,817) (Note 1)      $111,532,650
Cash                                                            278
Dividends and interest receivable                           385,595
Receivable for securities sold                              332,500
Receivable for fund shares sold                             216,558
Receivable from Distributor (Note 3)                         61,743
Other assets                                                  6,491
                                                        ------------
                                                        112,535,815

LIABILITIES
Payable for securities purchased                          1,468,875
Accrued transfer agent and shareholder services
  (Note 2)                                                   83,831
Payable for fund shares redeemed                             76,187
Accrued management fee (Note 2)                              56,011
Dividends payable                                            36,200
Accrued distribution and service fees (Note 5)               30,251
Accrued trustees' fees (Note 2)                               5,713
Other accrued expenses                                       87,855
                                                        ------------
                                                          1,844,923
                                                        ------------

NET ASSETS                                             $110,690,892
                                                        ============
Net Assets consist of:
 Distribution in excess of net investment income       $    (73,770)
 Unrealized appreciation of investments                  13,136,833
 Accumulated net realized gain                           15,197,104
 Shares of beneficial interest                           82,430,725
                                                        ------------
                                                       $110,690,892
                                                        ============
Net Asset Value and redemption price per share of
  Class A shares ($44,463,886 / 3,209,801 shares of
  beneficial interest)                                       $13.85
                                                              =====
Maximum Offering Price per share of Class A shares
  ($13.85 / .955)                                            $14.50
                                                              =====
Net Asset Value and offering price per share of
  Class B shares ($25,543,231 / 1,848,643 shares of
  beneficial interest)*                                      $13.82
                                                              =====
Net Asset Value, offering price and redemption
  price per share of Class C shares ($39,297,798 /
  2,838,175 shares of beneficial interest)                   $13.85
                                                              =====
Net Asset Value and offering price per share of
  Class D shares ($1,385,977 / 100,310 shares of
  beneficial interest)*                                      $13.82
                                                              =====

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


                           Statement Of Operations
For the year ended June 30, 1996

The Statement of Operations is the Fund's income statement and shows the income earned from its investments and its operating costs. It concludes with the net gains (losses are shown in parentheses) for the period stated.

INVESTMENT INCOME
Dividends, net of foreign taxes of $2,910             $ 1,760,884
Interest, net of foreign taxes of $2,344                1,273,213
                                                       ----------
                                                        3,034,097

EXPENSES
Management fee (Note 2)                                   649,578
Transfer agent and shareholder services (Note 2)          333,433
Custodian fee                                             133,408
Reports to shareholders                                    51,906
Audit fee                                                  28,752
Registration fees                                          28,005
Trustees' fees (Note 2)                                    17,085
Service fee--Class A (Note 5)                             100,997
Distribution and service fees--Class B (Note 5)           201,739
Distribution and service fees--Class D (Note 5)            12,176
Legal fees                                                  7,508
Miscellaneous                                              17,634
                                                       ----------
                                                        1,582,221
Expenses borne by the Distributor (Note 3)               (267,958)
                                                       ----------
                                                        1,314,263
                                                       ----------
Net investment income                                   1,719,834
                                                       ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 4)       15,234,292
Net unrealized appreciation of investments              2,941,031
                                                       ----------
Net gain on investments                                18,175,323
                                                       ----------
Net increase in net assets resulting from
  operations                                          $19,895,157
                                                       ==========

The accompanying notes are an integral part of the financial statements.
10                                                                   June 1996

                              Financial Statements

                      Statement Of Changes In Net Assets

   The Statement of Changes in Net Assets summarizes on a comparative basis changes in net assets resulting from operations, distributions to shareholders, and capital share transactions.

                                       Year ended June 30
                                  ----------------------------
                                      1996           1995
 ------------------------------   ------------   -------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income             $  1,719,834   $  2,054,937
Net realized gain on
  investments*                      15,234,292      1,155,735
Net unrealized appreciation of
  investments                        2,941,031      9,032,370
                                   -----------    ------------
Net increase resulting from
  operations                        19,895,157     12,243,042
                                   -----------    ------------
Dividends from net investment income:
 Class A                              (882,400)      (984,856)
 Class B                              (304,585)      (285,324)
 Class C                              (914,329)      (808,655)
 Class D                               (17,808)       (28,201)
                                   -----------    ------------
                                    (2,119,122)    (2,107,036)
                                   -----------    ------------
Distributions from net realized gains:
 Class A                              (492,304)    (2,006,103)
 Class B                              (223,972)      (563,723)
 Class C                              (472,914)    (1,043,962)
 Class D                               (18,976)       (63,626)
                                   -----------    ------------
                                    (1,208,166)    (3,677,414)
                                   -----------    ------------
Net increase from fund share
  transactions (Note 6)              4,473,009     10,409,654
                                   -----------    ------------
Total increase in net assets        21,040,878     16,868,246

NET ASSETS
Beginning of year                   89,650,014     72,781,768
                                   -----------    ------------
End of year (including
  (overdistributed)
  undistributed net investment
  income of ($73,770) and
  $322,548, respectively)         $110,690,892   $ 89,650,014
                                   ===========    ============
* Net realized gain for
  Federal income tax purposes
  (Note 1)                        $ 15,256,123   $  1,208,383
                                   ===========    ============


                        Notes to Financial Statements
June 30, 1996

NOTE 1

State Street Research Equity Income Fund, formerly MetLife-State Street Research Equity Income Fund (the "Fund") is a series of State Street Research Equity Trust, formerly MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Income Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund and State Street Research Global Resources Fund.

The Fund seeks to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in securities convertible into common stocks. The Fund seeks to provide a higher income yield than that of the Standard & Poor's 500 Stock Index. The Fund has authority to invest from time to time in lower rated fixed income securities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The accompanying notes are an integral part of the financial statements.

11                                                                   June 1996

FINANCIAL STATEMENTS

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, approved by the Trustees, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain preferred securities held by the Fund pay dividends in the form of additional securities (payment-in-kind securities). Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. Differences between the market value of securities received and the corresponding amounts of income accrued are recorded as adjustments to income. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 1996, the Fund has designated as long-term 100% of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1996, the fees pursuant to such agreement amounted to $649,578.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly-owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $174,457.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,085 during the year ended June 30, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $267,958.

NOTE 4

For the year ended June 30, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $111,585,734 and $109,813,058, respectively.


12                                                                   June 1996

FINANCIAL STATEMENTS

NOTE 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1996, fees pursuant to such plan amounted to $100,997, $201,739 and $12,176 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $20,463 and $106,688, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $174,802 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $65,434 and $39 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1996, the Distributor owned 3,614 Class A shares of the Fund.

Share transactions were as follows:

                                                              Year ended June 30
                                             ----------------------------------------------------
                                                      1996                       1995
                                             ----------------------   ---------------------------
Class A                                      Shares      Amount        Shares          Amount
------------------------------------------   -------   ------------   -----------   -------------
Shares sold                                  499,172  $  6,447,619       398,649    $   4,285,947
Issued upon reinvestment of:
  Distributions from net realized gains       37,754       461,359       179,249       1,907,857
  Dividends from net investment income        61,647       800,177        82,151         897,184
Shares repurchased                          (578,171)   (7,338,450)   (1,195,595)    (12,867,093)
                                              -----     -----------    ----------    ------------
Net increase (decrease)                       20,402  $    370,705      (535,546)   $ (5,776,105)
                                              =====     ===========    ==========    ============
Class B                                       Shares        Amount        Shares          Amount
------------------------------------------    -----     -----------    ----------    ------------
Shares sold
                                             670,304  $  8,719,427       532,548    $  5,717,454
Issued upon reinvestment of:
  Distributions from net realized gains       17,255       210,166        48,954         520,771
  Dividends from net investment income        20,749       269,362        23,498         257,756
Shares repurchased
                                            (241,006)   (3,101,383)     (213,874)     (2,294,678)
                                              -----     -----------    ----------    ------------
Net increase                                 467,302  $  6,097,572       391,126    $  4,201,303
                                              =====     ===========    ==========    ============
Class C                                       Shares        Amount        Shares          Amount
------------------------------------------    -----     -----------    ----------    ------------
Shares sold                                  887,078  $ 11,446,658     1,452,407    $ 15,677,247
Issued upon reinvestment of:
  Distributions from net realized gains       38,732       472,914        98,117       1,043,974
  Dividends from net investment income        70,662       914,329        73,413         806,458
Shares repurchased                        (1,135,981)  (14,666,301)     (512,040)     (5,526,511)
                                              -----     -----------    ----------    ------------
Net increase (decrease)                     (139,509) $ (1,832,400)    1,111,897    $ 12,001,168
                                              =====     ===========    ==========    ============
Class D                                       Shares        Amount        Shares          Amount
------------------------------------------    -----     -----------    ----------    ------------
Shares sold                                   46,515  $    607,680        24,855    $    265,512
Issued upon reinvestment of:
  Distributions from net realized gains        1,480        18,010         5,541          58,959
  Dividends from net investment income           861        11,171         1,154          12,472
Shares repurchased
                                             (65,543)     (799,729)      (32,405)       (353,655)
                                              -----     -----------    ----------    ------------
Net decrease                                                                        $
                                             (16,687) $   (162,868)         (855)        (16,712)
                                              =====     ===========    ==========    ============

13                                                                   June 1996

                              FINANCIAL STATEMENTS

                              FINANCIAL HIGHLIGHTS

Financial Highlights presents selected per share data, ratios and supplemental data. The per share data demonstrates on a comparative basis how the net asset value per share was affected by several factors during each period.

   For a share outstanding throughout each year:

                                                            Class A
                                        ------------------------------------------------
                                                       Year ended June 30
                                        ------------------------------------------------
                                        1996**    1995**     1994      1993       1992
 ------------------------------------   -------             -------   -------   --------
Net asset value, beginning of year      $ 11.70   $ 10.87   $ 10.79   $  9.19    $  8.33
Net investment income*                      .23       .28       .24       .44        .39
Net realized and unrealized gain
  (loss) on investments                    2.36      1.37       .25      1.52        .83
Dividends from net investment income       (.28)     (.28)     (.26)     (.36)      (.36)
Distributions from net realized
  gains                                    (.16)     (.54)     (.15)     --         --
                                         ------    ------    ------    ------    -------
Net asset value, end of year            $ 13.85   $ 11.70   $ 10.87   $ 10.79    $  9.19
                                         ======    ======    ======    ======    =======
Total return                              22.41%+   16.12%+    4.30%+   21.64%+    14.81%+
Net assets at end of year (000s)        $44,464   $37,327   $40,484   $28,995    $51,585
Ratio of operating expenses to
  average net assets*                      1.25%     1.42%     1.50%     1.50%      1.50%
Ratio of net investment income to
  average net assets*                      1.78%     2.55%     2.42%     3.76%      4.27%
Portfolio turnover rate                  111.13%    67.50%    73.96%    80.42%    102.39%
Average commission rate@                $ .0140      --        --        --         --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3).                         $   .03   $   .05    $  .05    $  .01    $   .01

                                                       Class B
                                        --------------------------------------
                                                  Year ended June 30
                                        --------------------------------------
                                        1996**    1995**     1994     1993***
                                        -------   -------   -------   --------
Net asset value, beginning of year      $ 11.68   $ 10.86   $ 10.79   $ 10.81
Net investment income*                      .13       .21       .21       .02
Net realized and unrealized gain
  (loss) on investments                    2.36      1.38       .21      (.02)
Dividends from net investment income       (.19)     (.23)     (.20)     (.02)
Distributions from net realized
  gains                                    (.16)     (.54)     (.15)     --
                                         ------    ------    ------    -------
Net asset value, end of year             $13.82    $11.68    $10.86   $ 10.79
                                         ======    ======    ======    =======
Total return +                            21.60%+   15.43%+    3.79%+    0.05%+++
Net assets at end of year (000s)        $25,543   $16,130   $10,752   $ 1,060
Ratio of operating expenses to
  average net assets*                      2.00%     2.00%     2.00%     2.00%++
Ratio of net investment income to
  average net assets*                      1.05%     1.95%     1.80%     1.53%++
Portfolio turnover rate                  111.13%    67.50%    73.96%    80.42%
Average commission rate@                $ .0140      --        --        --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3).                         $   .03   $   .05   $   .07   $   .00

                                                       Class C                                 Class D
                                        -------------------------------------   -------------------------------------
                                                 Year ended June 30                      Year ended June 30
                                        -------------------------------------   -------------------------------------
                                        1996**    1995**     1994    1993***    1996**    1995**     1994    1993***
 ------------------------------------   -------   -------   -------   -------   -------   -------   ------   --------
Net asset value, beginning of year      $ 11.70   $10.86    $10.79    $10.81    $ 11.67   $10.86   $ 10.79   $ 10.81
Net investment income*                      .26      .32       .33       .03        .13      .22       .21       .02
Net realized and unrealized gain
  (loss) on investments                    2.36     1.39       .21      (.02)      2.37     1.36       .21      (.02)
Dividends from net investment income       (.31)    (.33)     (.32)     (.03)      (.19)    (.23)     (.20)     (.02)
Distributions from net realized
  gains                                    (.16)    (.54)     (.15)     --         (.16)    (.54)     (.15)     --
                                         ------    ------    ------    ------    ------    ------    -----    -------
Net asset value, end of year             $13.85   $11.70    $10.86    $10.79    $ 13.82   $11.67   $10.86    $10.79
                                         ======    ======    ======    ======    ======    ======    =====    =======
Total return                              22.82%+  16.64%+    4.84%+    0.14%+++   21.68%+  15.33%+    3.78%+    0.04%+++
Net assets at end of year (000s)        $39,298   $34,827   $20,266   $15,988    $1,386    $1,366   $1,280       $628
Ratio of operating expenses to
  average net assets*                      1.00%    1.00%     1.00%     1.00%++    2.00%    2.00%     2.00%     2.00%++
Ratio of net investment income to
  average net assets*                      2.03%    2.93%     2.92%     1.65%++    1.03%    1.96%     1.88%     1.49%++
Portfolio turnover rate                  111.13%   67.50%    73.96%    80.42%    111.13%   67.50%    73.96%    80.42%
Average commission rate@                $ .0140     --        --        --      $ .0140     --        --        --
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3).                         $   .03   $  .05    $  .06    $  .00    $   .03   $  .05   $   .06   $   .00

 ** Per-share figures have been calculated using the average shares method.

*** June 1, 1993 (commencement of share class designations) to June 30, 1993.

 ++ Annualized

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

  @ For the year ended June 30, 1996, the Fund has elected to disclose its average commission rate per share paid for security trades.

14                                                                   June 1996

                       Report Of Independent Accountants

   To the Trustees of State Street Research Equity Trust and the Shareholders of
    State Street Research Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Income Fund (formerly MetLife-State Street Research Equity Income Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust"), at June 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
August 9, 1996

15                                                                   June 1996

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Equity Income Fund outperformed the average for Lipper Analytical Services' equity income fund category for the 12 months ended June 30, 1996 (does not reflect sales charge).

The Fund's portfolio is diversified into dividend-paying common stocks, and corporate and convertible bonds, which can also provide more income. Stocks, which represented 69% of the portfolio, are selected on a value basis.

The Fund began to take a defensive position in early 1996 in preparation for a weakening economy. Cyclical stocks were downweighted along with chemical and retail holdings. Financial and consumer non-durable stocks experienced heightened exposure in the portfolio.

Overall, Equity Income Fund was able to participate in the upside of the market without experiencing too much of the downside. This was largely due to the stabilizing effect of the bonds in the portfolio.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce future performance.


*********************************[Line Charts]*********************************

                Change in Value of $10,000
              Based on the S&P 500 Compared
              to Change in Value of $10,000
                   Invested in the Fund

=============================================================
                        Class A Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years         Life of Fund
        +16.90%           +14.64%           +10.44%
-------------------------------------------------------------
                            Equity
                            Income
                             Fund     S&P 500
                             ----     -------
                1986        10000      10000
                1987        10832      12605
                1988        10569      11730
                1989        12351      14135
                1990        13768      16462
                1991        12903      17678
                1992        14814      20048
                1993        18037      22779
                1994        18815      23099
                1995        21850      29112
                1996        26748      36676

=============================================================
                        Class B Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years             Life of Fund
       +16.60%            +15.04%               +10.78%
-------------------------------------------------------------
                            Equity
                            Income
                             Fund     S&P 500
                             ----     -------
                1986        10000      10000
                1987        11342      12605
                1988        11074      11730
                1989        12954      14135
                1990        14443      16462
                1991        13528      17678
                1992        15533      20048
                1993        18896      22779
                1994        19611      23099
                1995        22637      29112
                1996        27526      36676

=============================================================
                        Class C Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years            Life of Fund
       +22.82%            +15.99%              +11.14%
-------------------------------------------------------------
                            Equity
                            Income
                             Fund     S&P 500
                             ----     -------
                1986        10000      10000
                1987        11342      12605
                1988        11074      11730
                1989        12954      14135
                1990        14443      16462
                1991        13528      17678
                1992        15533      20048
                1993        18913      22779
                1994        19827      23099
                1995        23126      29112
                1996        28404      36676

=============================================================
                        Class D Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years           Life of Fund
       +20.68%            +15.26%             +10.78%
-------------------------------------------------------------
                            Equity
                            Income
                             Fund     S&P 500
                             ----     -------
                1986        10000      10000
                1987        11342      12605
                1988        11074      11730
                1989        12954      14135
                1990        14443      16462
                1991        13528      17678
                1992        15533      20048
                1993        18895      22779
                1994        19609      23099
                1995        22615      29112
                1996        27520      36676

******************************************************************************
16                                                                   June 1996

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

   A Special Meeting of Shareholders of the State Street Research Equity Income Fund ("Fund"), along with shareholders of other series of State Street Research Equity Trust ("Meeting"), was convened on October 20, 1995, and continued thereafter. The results on the proposals are set forth below.

                                                    Votes (millions
                                                       of shares)
                                                    ----------------
                                                    For    Withheld
                                                    ----   ---------
1. The following persons were elected as
   Trustees:
   Edward M. Lamont                                 29.4      1.9
   Robert A. Lawrence                               29.4      1.9
   Dean O. Morton                                   29.4      1.9
   Thomas L. Phillips                               29.4      1.9
   Toby Rosenblatt                                  29.4      1.9
   Michael S. Scott Morton                          29.4      1.9
   Ralph F. Verni                                   29.4      1.9
   Jeptha H. Wade                                   29.4      1.9

                                                     Votes (millions of
                                                           shares)
                                                  -------------------------
                                                  For   Against    Abstain
                                                  ----   -------   --------
2. The Fund's following investment
   policies were reclassified from
   fundamental to nonfundamental:

   a. The policy regarding investments
      in securities of companies with
      less than three (3) years'
      continuous operation;                       2.8     0.9       0.5

   b. The policy regarding investments
      in illiquid securities.                     3.2     1.0       0.3

3. The Fund's fundamental policy
   regarding investing in commodities
   and commodity contracts was amended.           3.2     1.0       0.3

4. The Fund's fundamental policy on
   lending was amended to clarify the
   permissibility of securities lending.          3.3     0.4       0.5

5. The Master Trust Agreement was
   amended to permit the Trustees to
   reorganize, merge or liquidate a fund
   without prior shareholder approval.           21.1     6.4       3.8

6. The Master Trust Agreement was
   amended to eliminate specified time
   permitted between the record date and
   any shareholders meeting.                     22.8     4.5       4.1

17                                                                   June 1996

                   State Street Research Global Resources Fund
                                   a series of
                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1996



                                TABLE OF CONTENTS
                                                                    Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS........................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES........5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.......................15

RATING CATEGORIES OF DEBT SECURITIES..................................18

TRUSTEES AND OFFICERS.................................................21

INVESTMENT ADVISORY SERVICES..........................................27

PURCHASE AND REDEMPTION OF SHARES.....................................28

NET ASSET VALUE.......................................................30

PORTFOLIO TRANSACTIONS................................................31

CERTAIN TAX MATTERS...................................................34

DISTRIBUTION OF SHARES OF THE FUND....................................37

CALCULATION OF PERFORMANCE DATA.......................................41

CUSTODIAN.............................................................43

INDEPENDENT ACCOUNTANTS...............................................43

FINANCIAL STATEMENTS..................................................44

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Global Resources Fund (the "Fund") dated November 1, 1996, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER:  1285S-961029(1197) SSR-LD                       GR-879D-1196

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to invest in a security if the transaction would result in the Fund owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S.
                  Government;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate or illiquid interests in limited partnerships that invest in real estate, although the Fund may purchase and sell other interests in real estate including readily marketable interests in real estate investment trusts or companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

          (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. The Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

         (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry other than any energy industry [for purposes of this restriction, (a) energy and nonenergy industries will be divided according to their services, so that, for example, in the case of (i) utilities, gas, gas transmission, electric and telephone companies each will be deemed to be in a separate industry, and (ii) oil and oil related companies will be divided by types, with oil production companies, oil service companies and marketing companies each deemed to be in a separate industry, (b) finance companies will be classified according to the industries of their parent companies and (c) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded].

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (2) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures contracts on securities, securities indices and currencies;

         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (5) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (6) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (7) not to invest in warrants more than 5% of the value of its total assets and not to invest in warrants that are not listed on the New York or American Stock Exchange more than 2% of its total assets, in each case taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (8) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments; and

         (9) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in (a) securities that are illiquid because of the absence of a readily available market or because such securities are restricted securities (i.e., subject to legal or contractual restrictions on resale), provided that such restricted securities, excluding restricted securities eligible for resale pursuant to exemptive rules or regulations under the Securities Act of 1933, shall be limited to 5% of total assets, and (b) repurchase agreements not entitling the holder to payment of principal and interest within seven days.

         The Fund has undertaken with a state securities authority that, pursuant to clause (7) above, for so long as the Fund's shares are required to be registered in that state, the Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets and included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate its position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of fixed income securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity or fixed income securities, futures contracts or commodities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security or other asset. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security or other asset rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its investments or the investments which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Repurchase Agreements


         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S.

Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's total assets.


Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities


         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned security plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities in which the Fund is authorized to invest. The collateral will be reflected as an asset, with an offsetting liability to the counterparty, on the records of the Fund. Such loans may be terminated at any time. The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Rule 144A Securities

         The Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Industry Classifications


         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries                Consumer Staple           Science & Technology
----------------                ---------------           --------------------
Chemical                        Business Service          Aerospace
Diversified                     Container                 Computer Software
Electrical Equipment            Drug                         & Service
Forest Products                 Food & Beverage           Electronic Components
Machinery                       Hospital Supply           Electronic Equipment
Metal & Mining                  Personal Care             Office Equipment
Railroad                        Printing & Publishing
Truckers                        Tobacco                   Consumer Cyclical
                                                          -----------------
Utility                         Energy                    Airline
-------                         ------                    Automotive
Electric                        Oil Refining &            Building
Gas                               Marketing               Hotel & Restaurant
Gas Transmission                Oil Production            Photography
Telephone                       Oil Service               Recreation
                                                          Retail Trade
Other                           Finance                   Textile & Apparel
-----                           -------
Trust Certificates--            Bank
Government Related Lending      Financial Service
Asset-backed--Mortgages         Insurance
Asset-backed--Credit Card
 Receivables


Other Investment Limitations

         The Fund may invest up to 10% of its total assets in shares of other investment companies as described herein under "Additional Investment Policies and Restrictions." Such investments may involve the payment of duplicative management or other fees. To mitigate such duplication, however, the Investment Manager has agreed to waive up to the full amount of its investment advisory fee with respect to investments, if any, in other open-end investment companies; the amount of such waived fee will be deemed to be a reduction in management fees or an assumption of expenses relating to the Fund as described under "Table of Expenses" in the Prospectus.

         The Fund has undertaken with a state securities authority that, for so long as the Fund's shares are required to be registered for sale in such state, the Fund will not purchase real estate limited partnerships or make investments in oil, gas or mineral leases.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         Debt securities and short term investments acquired by the Fund may include the following:

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper (i.e., short-term, unsecured promissory notes) to finance short-term credit needs issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or Prime by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of such Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of such Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                      RATING CATEGORIES OF DEBT SECURITIES

         Set forth below is a description of corporate bond and debenture ratings of Standard & Poor's Corporation ("S&P"):

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

         C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies, certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of corporate bond and debenture ratings of Moody's Investors Service, Inc. ("Moody's"):

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                              TRUSTEES AND OFFICERS


         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 41. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 53. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and


------------------
* or + see footnotes on page 23
                                                        21

Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 53. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.



------------------
* or + see footnotes on page 23
                                                        22

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 71. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 50. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 33. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.



------------------
         *These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

         +Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of September 30, 1996, the Trustees and principal officers of the Trust as a group owned approximately 1.1% of the Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.

         Also as of September 30, 1996, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

            Shareholder                                %

Class A     Merrill Lynch                             18.5

Class B     Merrill Lynch                             28.9
            Wexford Clearing Services Corp.            5.3

Class C     Chase Manhattan Bank, N.A.                83.8
            Metropolitan Life                          9.9

Class D     Merrill Lynch                             34.5
            PaineWebber                               18.0

         The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza
165 Broadway
New York, New York  10080

Chase Manhattan Bank, N.A.
770 Broadway
New York, New York  10003

Metropolitan Life Insurance Company (c)
One Madison Avenue
New York, New York  10010

Wexford Clearing Services Corp.
c/o State Street Research Shareholder Services
One Financial Center
Boston, Massachusetts  02111

PaineWebber, Incorporated (a)
1285 Avenue of the Americas
New York, New York  10019

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

------------------
(a) The Fund believes that such entity does not have beneficial ownership of such shares.


(b) Chase Manhattan Bank, N.A. holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.


(c) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

         The Trustees were compensated as follows:

-----------------------------------------------------------

                                                 Total
                                             Compensation
                             Aggregate      From Trust and
        Name of            Compensation      Complex Paid
        Trustee            From Trust(a)    to Trustees(b)
-----------------------------------------------------------


Edward M. Lamont              $ 9,700        $59,375
Robert A. Lawrence            $ 9,700        $88,875
Dean O. Morton                $10,100        $92,875
Thomas L. Phillips            $ 9,700        $59,375
Toby Rosenblatt               $ 9,700        $59,375
Michael S. Scott Morton       $10,900        $96,875
Ralph F. Verni                $     0        $     0
Jeptha H. Wade                $ 9,500        $63,375

(a) For the Fund's fiscal year ended June 30, 1996. Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from 31 series, including series of Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser. "Total Compensation from Trust and Complex" is estimated for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES


         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended June 30, 1994, 1995 and 1996, the Fund's investment advisory fee prior to the assumption of fees or expenses was $281,318, $284,926 and $307,977, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $360,878, $307,559 and $137,050, respectively.


         Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of the Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.


         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which Fund shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price - The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.


         Class C Shares - Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended June 30, 1995 and 1996 were 62.94% and 92.33%, respectively.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1996 was significantly higher than that for the previous fiscal year because of the Fund's strategy to reallocate energy-related investments into the securities of issuers in other nonenergy, natural resources industries.

Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modeling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund during the fiscal years ended June 30, 1994, 1995 and 1996, amounted to $99,253, $149,770, and $207,690, respectively. The Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended June 30, 1996, was significantly higher than during the previous year because of the Fund's strategy to reallocate energy-related investments into the securities of issuers in other nonenergy, natural resources industries. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.



                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares of the Fund would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


         State Street Research Equity Trust is currently comprised of the following series: State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund, State Street Research Equity Income Fund and State Street Research Global Resources Fund. The Trustees have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended June 30, 1994, 1995 and 1996, total sales charges on Class A shares paid to the Distributor amounted to approximately $218,494, $93,586 and $169,918, respectively. For the same periods, the Distributor retained $25,672, $10,670 and $20,357, respectively, after reallowance of concessions to dealers.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares and paid initial commissions to securities dealers for sales of such shares as follows:

                   Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                    June 30, 1996                      June 30, 1995                     June 30, 1994
        ------------------------------------------------------------------------------------------------------

            Contingent        Commissions      Contingent       Commissions      Contingent       Commissions
             Deferred           Paid to         Deferred          Paid to         Deferred          Paid to
           Sales Charges        Dealers       Sales Charges       Dealers       Sales Charges       Dealers

Class A           $0          $149,561          $21,450           $82,916              $0         $192,822

Class B      $45,288          $207,595          $36,122           $29,957          $8,308         $163,664

Class D         $100           $17,788           $1,185                $0            $310         $ 15,955

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended June 30, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                Class A      Class B      Class D

Advertising                    $   227       $     0      $   359

Printing and mailing
 of prospectuses to
 other than current
 shareholders                       88             0          140

Compensation to dealers         61,759        84,275       31,333

Compensation to sales
 personnel                       1,042             0        1,649

Interest                             0             0            0

Carrying or other
 financing charges                   0             0            0

Other expenses: marketing;
 general                           548             0          869
                               -------       -------      -------

Total fees                     $63,664       $84,275      $34,350
                               =======       =======      =======



The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.


         The performance data below reflects Rule 12b-1 fees and sales charges, where applicable, as follows:


                          Rule 12b-1 Fees                                    Sales Charges
                          ---------------                                    -------------
         Current
Class    Amount              Period
-----    ------              ------

  A      0.25%      0.50% until March 10, 1995;                 Maximum 4.5% sales charge reflected
                    0.25% thereafter

   B     1.00%      0.50% until June 1, 1993; 1.00%             1- and 5-year periods reflect a 5% and
                    June 1, 1993 to present; fee will reduce    a 2% contingent deferred sales charge,
                    performance for periods after June 1,       respectively
                    1993

   C     None       0.50% until June 1, 1993;                   None
                    0% thereafter

   D     1.00%      0.50% until June 1, 1993; 1.00%             1-year period reflects a 1% contingent
                    June 1, 1993 to present; fee will reduce    deferred sales charge
                    performance for periods after June 1,
                    1993

         All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return


         The average annual total return ("standard total return") of each class of shares of the Fund was as follows:

              Commencement of
                Operations         Five Years             One Year
              (March 2, 1990)         Ended                 Ended
             to June 30, 1996     June 30, 1996         June 30, 1996
             ----------------    -----------------   -------------------
             With     Without     With     Without     With     Without
            Subsidy   Subsidy    Subsidy   Subsidy    Subsidy   Subsidy

Class A     5.50%      4.89%     12.80%    12.07%     36.97%   36.08%
Class B     5.95%      5.31%     13.18%    12.38%     37.31%   36.37%
Class C     6.46%      5.81%     14.10%    13.31%     43.77%   42.94%
Class D     5.94%      5.30%     13.40%    12.62%     41.26%   40.32%


      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value, in accordance with the following formula:

                        n
                  P(1+T)  = ERV

Where:     P   =  a hypothetical initial payment of $1,000

           T   =  average annual total return

           n   =  number of years

           ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

       The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended June 30, 1996 without taking sales charges into account, were as follows:

                      With                Without
                      Subsidy             Subsidy
                      -------             -------
Class A               32.42%              32.04%
Class B               31.90%              31.51%
Class C               32.53%              32.19%
Class D               31.94%              31.56%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.


         The following financial statements are for the Fund's fiscal year ended June 30, 1996:





321783.c3
10/11/96

STATE STREET RESEARCH GLOBAL RESOURCES FUND
Investment Portfolio
June 30, 1996
                                                          Value
                                             Shares      (Note 1)
-----------------------------------------     ------   ------------
EQUITY SECURITIES 99.2%
Basic Industries 15.9%
Metal & Mining 14.4%
Aber Resources, Ltd.*                        30,000       $395,625
Aluminum Company of America                  10,000        573,750
AUR Resources, Inc.*                         50,000        357,064
Bema Gold Corp.*                            120,000        465,000
Campbell Resources, Inc.*                   250,000        312,500
Crown Resources Corp.*                      120,000        630,000
DeBeers Consolidated Mines Ltd. ADR           5,000        168,750
Dia Met Minerals Ltd. CI. A*                  5,000         77,089
Dia Met Minerals Ltd. CI. B*                 20,000        325,936
Homestake Mining Co.                         30,000        513,750
Lihir Gold Ltd. ADR*                         20,000        640,000
Newmont Mining Corp.                          5,000        246,875
Pegasus Gold, Inc.*                          25,000        306,250
RMI Titanium Co.*                            25,000        587,500
Royal Oak Mines Ltd.*                       130,000        479,375
Santa Fe Pacific Gold Corp.*                 50,000        706,250
South Pacific Resources, Inc.*               50,000        228,887
Southernera Resources Ltd.*                  55,500        284,553
TVX Gold, Inc.*                              30,000        217,500
Vaal Reefs Exploration & Mining Ltd. ADR     40,000        320,000
                                                         ----------
                                                         7,836,654
                                                         ----------
Railroad 1.5%
OMI Corp.                                    93,800        809,025
                                                         ----------
Total Basic Industries                                   8,645,679
                                                         ----------
Energy 78.7%
Oil 52.5%
Abacan Resource Corp.*                      232,400        969,544
Apache Corp.                                 75,025      2,466,447
Arakis Energy Corp.*                         65,000        304,687
Barrett Resources Corp.*                     15,700        467,075
Barrington Petroleum Ltd.*                   89,400        281,565
Basin Exploration, Inc.*                    100,000        650,000
Benton Oil & Gas Co.*                        13,000        286,000
Tom Brown, Inc.*                             98,000      1,678,250
CS Resources Ltd.*                           75,000        598,770
Cabot Oil & Gas Corp.                        16,500        286,687
Callon Petroleum Co.*                        10,000        125,000
Canadian Conquest Exploration, Inc.*        165,000        157,113
Canadian 88 Energy Corp.*                    72,200        169,752
COHO Resources, Inc.*                       200,000      1,375,000
Crystal Oil Corp.*                           41,600      1,388,400
Flores & Rucks, Inc.*                        30,000      1,035,000
Oil (cont'd)
Forcenergy Gas Explorations, Inc.*           16,700       $315,213
Garnet Resources Corp.*                      34,500         21,563
Global Natural Resources, Inc.*             160,000      2,620,000
Intensity Resources, Ltd.*                  200,000        380,869
Mercantile International Petroleum, Inc.*    90,000        117,000
Morgan Hydrocarbons, Inc.*                  250,000        741,595
New Cache Petroleum Ltd.*                    80,000        392,588
Nuevo Energy Co.*                            69,100      2,228,475
Oil Search Ltd.*                            795,500        793,937
Optima Petroleum Corp.*                      46,700        163,450
Plains Resources, Inc.*                     103,700      1,348,100
Ranger Oil Ltd.*                            357,300      2,635,087
Rutherford-Moran Oil Corp.*                  15,300        372,937
Southwestern Energy Co.                      53,700        758,513
Stampeder Exploration Ltd.*                 115,400        435,296
Swift Energy Co.*                            44,200        795,600
Tarragon Oil & Gas Ltd.*                     65,652        639,546
Triton Energy Ltd. CI. A                      2,700        131,287
Ulster Petroleum Ltd.*                      137,500        946,678
Clayton Williams Energy, Inc.*               55,330        546,384
                                                         ----------
                                                        28,623,408
                                                         ----------
Oil Service 26.2%
Atwood Oceanics, Inc.*                       50,000      2,237,500
Cliffs Drilling Co.*                          6,200        210,800
Dawson Production Services, Inc.*            20,000        230,000
Dreco Energy Services Ltd.*                  16,000        440,000
Energy Ventures, Inc.*                       41,800      1,358,500
Ensco International, Inc.*                   44,975      1,461,688
Falcon Drilling, Inc.*                        6,700        181,737
GeoScience Corp.*                            21,700        303,800
Global Industries, Ltd.*                     30,000        892,500
Grant Geophysical, Inc.*                     55,400        200,825
Landmark Graphics Corp.*                     35,500        683,375
Marine Drilling Companies, Inc.*             75,000        759,375
J. Ray McDermott S.A.*                       11,100        277,500
Noble Drilling Corp.*                        81,300      1,128,037
Oceaneering International, Inc.*             66,600      1,007,325
Patterson Energy, Inc.*                      50,000        775,000
Rowan Companies, Inc.*                       59,900        883,525
Solid State Geophysical, Inc.                50,000         61,891
TMBR/Sharp Drilling, Inc.*                   55,900        436,719
Tucker Drilling, Inc.*                       10,700        123,050
Unit Corp.*                                 100,000        662,500
                                                         ----------
                                                        14,315,647
                                                         ----------
Total Energy                                            42,939,055
                                                         ----------

The accompanying notes are an integral part of the financial statements.

                                                          Value
                                             Shares      (Note 1)
-----------------------------------------     ------   ------------
Utility 4.6%
Natural Gas 4.6%
KCS Energy, Inc.                             27,400       $787,750
TransTexas Gas Corp.*                       183,100      1,739,450
                                                         ----------
                                                         2,527,200
                                                         ----------
Total Utility                                            2,527,200
                                                         ----------
Total Equity Securities (Cost $40,008,671)              54,111,934
                                                         ----------

                               Principal  Maturity
                                  Amount     Date
-----------------------------     -------    ------   -----------
SHORT-TERM OBLIGATIONS 1.7%
American Express Credit
  Corp., 5.39%                  $258,000    7/2/96        258,000
Ford Motor Credit Co., 5.32%     688,000    7/1/96        688,000
                                                        ---------
Total Short-Term Obligations (Cost $946,000)              946,000
                                                       ----------
Total Investments (Cost $40,954,671)--100.9%           55,057,934
Cash and Other Assets, Less Liabilities--(0.9%)          (499,958)
                                                        ---------
Net Assets--100.0%                                    $54,557,976
                                                        =========
 Federal Income Tax Information:
At June 30, 1996, the net unrealized
  appreciation of investments based on
  cost for Federal income tax purposes
  of $41,059,795 was as follows:
Aggregate gross unrealized appreciation
  for all investments in which there is
  an excess of value over tax cost          $15,951,902
Aggregate gross unrealized depreciation
  for all investments in which there is
  an excess of tax cost over value           (1,953,763)
                                              ----------
                                            $13,998,139
                                              ==========

*Nonincome-producing securities
 ADR stands for American Depositary Receipt, representing ownership of foreign securities.
 Diversification of Equity Securities at June 30, 1996 (as a percentage of net assets) was United States 69.5%, Canada 27.0%, Australia 2.6%, and South Africa 0.9%.



Statement of Assets and Liabilities

Assets
Investments, at value (Cost $40,954,671) (Note 1)         $55,057,934
Cash                                                              361
Receivable for fund shares sold                                94,542
Receivable from Distributor (Note 3)                           14,315
Dividends and interest receivable                               5,877
Other assets                                                   13,132
                                                            ----------
                                                           55,186,161
Liabilities
Payable for securities purchased                              305,513
Payable for fund shares redeemed                              103,947
Accrued transfer agent and shareholder services
  (Note 2)                                                     70,605
Accrued management fee (Note 2)                                31,294
Accrued distribution and service fees (Note 5)                 19,689
Accrued trustees' fees (Note 2)                                 5,401
Other accrued expenses                                         91,736
                                                            ----------
                                                              628,185
                                                            ----------
Net Assets                                                $54,557,976
                                                            ==========
Net Assets consist of:
 Unrealized appreciation of investments                   $14,103,263
 Accumulated net realized loss                                (45,924)
 Shares of beneficial interest                             40,500,637
                                                            ----------
                                                          $54,557,976
                                                            ==========
Net Asset Value and redemption price per share of
  Class A shares ($30,943,486 / 1,774,718 shares of
  beneficial interest)                                          $17.44
                                                                 =====
Maximum Offering Price per share of Class A shares
  ($17.44 / .955)                                               $18.26
                                                                 =====
Net Asset Value and offering price per share of
  Class B shares ($12,828,020 / 749,379 shares of
  beneficial interest)*                                         $17.12
                                                                 =====
Net Asset Value, offering price and redemption price
  per share of Class C shares ($5,632,072 / 319,218
  shares of beneficial interest)                                $17.64
                                                                 =====
Net Asset Value and offering price per share of
  Class D shares ($5,154,398 / 301,437 shares
  of beneficial interest)*                                      $17.10
                                                                 =====

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
For the year ended June 30, 1996

Investment Income
Dividends, net of foreign taxes of $5,638                  $73,874
Interest                                                    44,605
                                                         ---------
                                                           118,479
Expenses
Management fee (Note 2)                                    307,977
Transfer agent and shareholder services (Note 2)           195,177
Custodian fee                                               93,275
Reports to shareholders                                     63,580
Service fee--Class A (Note 5)                               63,664
Distribution and service fees--Class B (Note 5)             84,275
Distribution and service fees--Class D (Note 5)             34,350
Audit fee                                                   31,172
Trustees' fees (Note 2)                                     17,419
Legal fees                                                  17,130
Registration fees                                           14,410
Miscellaneous                                               12,847
                                                         ---------
                                                           935,276
Expenses borne by the Distributor (Note 3)                (137,050)
                                                         ---------
                                                           798,226
                                                         ---------
Net investment loss                                       (679,747)
                                                         ---------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 4)         4,871,429
Net unrealized appreciation of investments              11,106,956
                                                         ---------
Net gain on investments                                 15,978,385
                                                         ---------
Net increase in net assets resulting from
  operations                                           $15,298,638
                                                         =========


Statement of Changes in Net Assets

                                     Year ended June 30
                                 --------------------------
                                    1996           1995
-----------------------------     ----------   ------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss               $(679,747)     $(579,458)
Net realized gain (loss) on
  investments*                    4,871,429     (1,268,036)
Net unrealized appreciation
  of investments                 11,106,956      2,488,313
                                   --------      ----------
Net increase resulting from
  operations                     15,298,638        640,819
                                   --------      ----------
Net increase (decrease) from
  fund share transactions
  (Note 7)                          900,350     (2,185,277)
                                   --------      ----------
Total increase (decrease) in
  net assets                     16,198,988     (1,544,458)
Net Assets
Beginning of year                38,358,988     39,903,446
                                   --------      ----------
End of year                     $54,557,976    $38,358,988
                                   ========      ==========
* Net realized gain (loss)
  for Federal income tax
  purposes (Note 1)              $4,268,846    $(1,203,874)
                                   ========      ==========

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
June 30, 1996


Note 1

State Street Research Global Resources Fund (the "Fund"), is a series of State Street Research Equity Trust, formerly MetLife-State Street Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1990. The Trust presently consists of four separate funds: State Street Research Global Resources Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Income Fund and State Street Research Equity Investment Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Investment income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through June 30, 1995, the Fund incurred net capital losses of $629,914 and has deferred and treated such losses as arising in the fiscal year ending June 30, 1996.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1996, the fees pursuant to such agreement amounted to $307,977.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $57,801.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,419 during the year ended June 30, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $137,050.

Note 4

For the year ended June 30, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $38,367,138 and $38,055,500, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1996, fees pursuant to such plan amounted to $63,664, $84,275 and $34,350 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $20,357 and $24,162, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $35,318 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $45,288 and $100 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1996, Metropolitan owned 37,442 Class C shares and the Distributor owned one Class A share of the Fund.

Share transactions were as follows:

                                         Year ended June 30
                      --------------------------------------------------------
                                 1996                         1995
                       -------------------------   ---------------------------
Class A                Shares        Amount         Shares        Amount
------------------      --------      ---------      --------      -----------
Shares sold              723,940    $10,571,034     2,514,296     $28,346,425
Shares repurchased    (1,062,091)   (14,571,296)   (2,992,842)    (33,679,131)
                        --------      ---------      --------      -----------
Net decrease            (338,151)   $(4,000,262)     (478,546)    $(5,332,706)
                        ========      =========      ========      ===========

Class B                Shares        Amount         Shares        Amount
------------------      --------      ---------      --------      -----------
Shares sold              438,451     $6,509,210       314,583      $3,497,941
Shares repurchased      (273,265)    (3,881,920)     (267,978)     (3,006,916)
                        --------      ---------      --------      -----------
Net increase             165,186     $2,627,290        46,605        $491,025
                        ========      =========      ========      ===========

Class C                Shares        Amount         Shares        Amount
------------------      --------      ---------      --------      -----------
Shares sold              354,475     $5,359,929       280,275      $3,409,713
Shares repurchased      (303,110)    (4,509,482)      (93,086)     (1,092,177)
                        --------      ---------      --------      -----------
Net increase              51,365       $850,447       187,189      $2,317,536
                        ========      =========      ========      ===========

Class D                Shares        Amount         Shares        Amount
------------------      --------      ---------      --------      -----------
Shares sold              210,219     $2,813,802       108,958      $1,239,952
Shares repurchased      (104,262)    (1,390,927)      (77,489)       (901,084)
                        --------      ---------      --------      -----------
Net increase             105,957     $1,422,875        31,469        $338,868
                        ========      =========      ========      ===========

Financial Highlights
For a share outstanding throughout each year.

                                               Class A
                        ----------------------------------------------------
                                         Year ended June 30
                        ----------------------------------------------------
                        1996**    1995**     1994**      1993        1992
                         ------    ------    --------    ------   ----------
Net asset value,
  beginning
  of year               $ 12.16   $ 11.84    $ 13.51     $ 8.02       $9.12
Net investment loss*       (.20)     (.16)      (.17)      (.13)       (.12)
Net realized and
  unrealized gain
  (loss) on
  investments              5.48       .48      (1.50)      5.62        (.98)
                         ------    ------    --------    ------   ----------
Net asset value, end
  of year               $ 17.44   $ 12.16    $ 11.84    $ 13.51       $8.02
                         ======    ======    ========    ======   ==========
Total return              43.42%+    2.70%+   (12.36)%+   68.45%+    (12.06)%+
Net assets at end of
  year (000s)           $30,943   $25,692    $30,679    $33,513     $19,227
Ratio of operating
  expenses to
  average net
  assets*                 1.75%      1.75%      1.75%      1.75%       1.75%
Ratio of net
  investment loss to
  average net assets     (1.47)%    (1.41)%    (1.46)%    (1.44)%     (1.16)%
Portfolio turnover
  rate                   92.33%     62.94%     30.98%     61.00%      47.09%
Average commission
  rate@                 $.0237       --         --         --          --
*Reflects voluntary
 assumption of fees
 or expenses per
 share in each year
 (Note 3).                $.05       $.09       $.11       $.03        $.05

                                           Class B
                        ---------------------------------------------
                                                         June 1, 1993
                                                        (Commencement
                                                           of Share
                             Year ended June 30             Class
                                                        Designations)
                                                              to
                         ----------------------------   June 30, 1993
                        1996**    1995**     1994**
                         ------    ------    --------   -------------
Net asset value,
  beginning
  of year               $ 12.03    $11.78     $13.51         $12.99
Net investment loss*       (.30)     (.23)      (.23)          (.02)
Net realized and
  unrealized gain
  (loss) on
  investments              5.39       .48      (1.50)           .54
                           ----      ----      ------      -----------
Net asset value, end
  of year               $ 17.12    $12.03     $11.78         $13.51
                           ====      ====      ======      ===========
Total return              42.31%+    2.12%+   (12.81)%+        4.00%+++
Net assets at end of
  year (000s)           $12,828    $7,030     $6,333        $1,048
Ratio of operating
  expenses to
  average net
  assets*                  2.50%     2.33%      2.25%          2.25%++
Ratio of net
  investment loss to
  average net assets      (2.20)%   (1.98)%    (1.93)%        (1.98)%++
Portfolio turnover
  rate                    92.33%    62.94%     30.98%         61.00%
Average commission
  rate@                 $ .0237      --         --            --
*Reflects voluntary
 assumption of fees
 or expenses per
 share in each year
 (Note 3).                 $.04      $.09       $.14           $.00

                                           Class C
                        ---------------------------------------------
                                                         June 1, 1993
                                                        (Commencement
                                                           of Share
                             Year ended June 30             Class
                                                        Designations)
                                                              to
                         ----------------------------   June 30, 1993
                        1996**    1995**     1994**
 --------------------    ------    ------    --------   -------------
Net asset value,
  beginning of year     $12.27    $11.90     $13.52         $12.99
Net investment loss*      (.17)     (.11)      (.15)          (.00)
Net realized and
  unrealized gain
  (loss) on
  investments             5.54       .48      (1.47)           .53
                         ------    ------    --------   -------------
Net asset value, end
  of year               $17.64    $12.27     $11.90         $13.52
                         ======    ======    ========   =============
Total return             43.77%+    3.11%+   (11.98)%+        4.08%+++
Net assets at end of
      year (000s)       $5,632    $3,288       $960           $146
Ratio of operating
  expenses to
  average net
  assets*                 1.50%     1.33%      1.25%          1.25%++
Ratio of net
  investment loss to
  average net
  assets*                (1.20)%   (1.01)%    (0.95)%        (1.05)%++
Portfolio turnover
  rate                   92.33%    62.94%     30.98%         61.00%
Average commission
  rate@                 $.0237      --         --             --
*Reflects voluntary
 assumption of fees
 or expenses per
 share in each year
 (Note 3).                $.05      $.08       $.16           $.00

                                           Class D
                        ---------------------------------------------
                                                         June 1, 1993
                                                        (Commencement
                                                           of Share
                             Year ended June 30             Class
                                                        Designations)
                                                              to
                         ----------------------------   June 30, 1993
                        1996**    1995**     1994**
 --------------------    ------    ------    --------   -------------
Net asset value,
  beginning of year     $12.02    $11.77     $13.51         $12.99
Net investment loss*      (.30)     (.23)      (.23)          (.02)
Net realized and
  unrealized gain
  (loss) on
  investments             5.38       .48      (1.51)           .54
                           ----      ----      ------      -----------
Net asset value, end
  of year               $17.10    $12.02     $11.77         $13.51
                           ====      ====      ======      ===========
Total return             42.26%+    2.12%+   (12.88)%+        4.00%+++
Net assets at end of
      year (000s)       $5,154    $2,350     $1,931           $588
Ratio of operating
  expenses to
  average net
  assets*                 2.50%     2.33%      2.25%          2.25%++
Ratio of net
  investment loss to
  average net
  assets*                (2.20)%   (1.99)%    (1.94)%        (2.00)%++
Portfolio turnover
  rate                   92.33%    62.94%     30.98%         61.00%
Average commission
  rate@                  $.0237      --         --            --
*Reflects voluntary
 assumption of fees
 or expenses per
 share in each year
 (Note 3).                $.05      $.09       $.13           $.00

 ** Per share figures have been calculated using the average shares method.

 ++ Annualized

  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.


  @ For the year ended June 30, 1996, the Fund has elected to disclose its average commission rate per share paid for security trades.

Report of Independent Accountants

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Global Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
August 9, 1996

Management's Discussion of Fund Performance

Global Resources Fund performed well in 1995 due to improvement in both oil and natural gas prices. As of June 30, 1996, Class A shares of the Fund were up +43.42% for the past 12 months (does not reflect sales charge). The Lipper Natural Resources Fund category was up +25.26%.

Rising oil and gas prices were the main source of the Fund's above-average performance. Exploration and production companies, and oil service stocks, which account for approximately 80% of the portfolio, benefited from an increase in profits.

The natural gas sector started 1995 off weak. The harsh winter of '95-'96 used up existing gas inventories as well as much of the gas in storage, causing price increases. Production of gas this summer has stepped up in preparation for the upcoming winter. However, the likelihood of the gas being delivered on time is low, leaving gas vulnerable to continued higher prices. The Fund has increased holdings in this area.

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .50% and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

*************************[LINE CHARTS]***********************

             Change in Value of $10,000 Based on
           the S&P 500 Compared to Change in Value
               of $10,000 Invested in the Fund
=============================================================
                        Class A Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years           Life of Fund
    +36.97%/+36.08%   +12.80%/+12.07%       +5.50%/+4.89%
-------------------------------------------------------------
                               Global
                             Resources
                                Fund       S&P 500
                             ----------    -------
                   3/02/90      9550        10000
                   6/30/90      8982        10913
                   6/30/91      7339        11720
                   6/30/92      6454        13290
                   6/30/93     10872        15101
                   6/30/94      9528        15313
                   6/30/95      9786        19299
                   6/30/96     14036        24313

=============================================================
                        Class B Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years             Life of Fund
    +37.31%/+36.37%    +13.18%/+12.38%      +5.95%/+5.31%
-------------------------------------------------------------
                               Global
                             Resources
                                Fund       S&P 500
                             ----------    -------
                   3/02/90     10000        10000
                   6/30/90      9405        10913
                   6/30/91      7685        11720
                   6/30/92      6758        13290
                   6/30/93     11385        15101
                   6/30/94      9927        15313
                   6/30/95     10137        19299
                   6/30/96     14866        24313

=============================================================
                        Class C Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years            Life of Fund
    +43.77%/+42.94%    +14.10%/+13.31%      +6.46%/+5.81%
-------------------------------------------------------------
                               Global
                             Resources
                                Fund       S&P 500
                             ----------    -------
                   3/02/90     10000        10000
                   6/30/90      9405        10913
                   6/30/91      7685        11720
                   6/30/92      6758        13290
                   6/30/93     11393        15101
                   6/30/94     10028        15313
                   6/30/95     10340        19299
                   6/30/96     14866        24313

=============================================================
                        Class D Shares
-------------------------------------------------------------
                 Average Annual Total Return
        1 Year            5 Years           Life of Fund
   +41.26%/+40.32%    +13.40%/+12.62%       +5.94%/+5.30%
-------------------------------------------------------------
                               Global
                             Resources
                                Fund       S&P 500
                             ----------    -------
                   3/02/90     10000        10000
                   6/30/90      9405        10913
                   6/30/91      7685        11720
                   6/30/92      6758        13290
                   6/30/93     11385        15101
                   6/30/94      9918        15313
                   6/30/95     10129        19299
                   6/30/96     14411        24313

 ************************************************************

STATE STREET RESEARCH GLOBAL RESOURCES FUND

Report on Special Meeting of Shareholders

A Special Meeting of Shareholders of the State Street Research Global Resources Fund ("Fund"), along with shareholders of other series of State Street Research Equity Trust ("Meeting"), was convened on October 20, 1995, and continued thereafter. The results of the Meeting are set forth below.

                                                    Votes (millions
                                                       of shares)
                                                    ----------------
                                                    For    Withheld
                                                    ---   ---------
1. The following persons were elected as
   Trustees:
   Edward M. Lamont                                 29.4     1.9
   Robert A. Lawrence                               29.4     1.9
   Dean O. Morton                                   29.4     1.9
   Thomas L. Phillips                               29.4     1.9
   Toby Rosenblatt                                  29.4     1.9
   Michael S. Scott Morton                          29.4     1.9
   Ralph F. Verni                                   29.4     1.9
   Jeptha H. Wade                                   29.4     1.9

                                                          Votes (millions of
                                                               shares)
                                                         -------------------
                                                        For  Against  Abstain
                                                        ---  ------   ------
2. The Fund's policy regarding investments in
   securities of companies with less than three (3)
   years' continuous operation was reclassified from
   fundamental to nonfundamental                        1.3    0.2      0.1

3. The Fund's fundamental policy regarding investing
   in commodities and commodity contracts was
   amended.                                             1.3    0.1      0.1

4. The Master Trust Agreement was amended to permit
   the Trustees to reorganize, merge or liquidate a
   fund without prior shareholder approval.            21.1    6.4      3.8

5. The Master Trust Agreement was amended to
   eliminate specified time permitted between the
   record date and any shareholder meeting.            22.8    4.5      4.1